                                                                    EXHIBIT 10.5

**** Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed separately with the Securities and Exchange Commission.


                               CONTRACT NO. L0634

                           THIRD AMENDED AND RESTATED
                           SATELLITE PURCHASE CONTRACT
                              FOR IN-ORBIT DELIVERY


                                 BY AND BETWEEN

                             XM SATELLITE RADIO INC.

                                       AND

                  BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.



                                  MAY 15, 2001

                                                                    CONFIDENTIAL


                           THIRD AMENDED AND RESTATED


                           SATELLITE PURCHASE CONTRACT


                              FOR IN-ORBIT DELIVERY



                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                  BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.





                               PROPRIETARY NOTICE





  THE ATTACHED CONTRACT AND THE INFORMATION CONTAINED THEREIN ARE CONFIDENTIAL
     AND PROPRIETARY TO XM SATELLITE RADIO INC. AND BOEING SATELLITE SYSTEMS INTERNATIONAL, INC., AND SHALL NOT BE PUBLISHED OR DISCLOSED TO ANY THIRD PARTY
  WITHOUT THE EXPRESS WRITTEN CONSENT OF A DULY AUTHORIZED REPRESENTATIVE OF XM
      SATELLITE RADIO INC. AND BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.

                                TABLE OF CONTENTS
                           THIRD AMENDED AND RESTATED
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

TERMS AND CONDITIONS

EXHIBIT A -       SPACECRAFT PERFORMANCE SPECIFICIATIONS

EXHIBIT B -       STATEMENT OF WORK (FLOW)


EXHIBIT C -       PRODUCT ASSURANCE PLAN


EXHIBIT D -       TEST PLAN REQUIREMENTS [ON GROUND AND IN-ORBIT]


EXHIBIT E -       RADIATION ENVIRONMENT SPECIFICATIONS


EXHIBIT F -       LONG-LEAD ACTIVITIES AND ITEMS


EXHIBIT G -       PAYMENT PLAN AND TERMINATION LIABILITY AMOUNTS


                  EXHIBIT G-1 - PAYMENT PLAN FOR INTEREST ON IN-ORBIT
                    INCENTIVE AMOUNTS

                  EXHIBIT G-2 - GROUND SPARE SATELLITE PAYMENT PLAN,
                    TERMINATION LIABLITY AMOUNTS AND INCENTIVE AMOUNTS

                  EXHIBIT G-3 - 4TH AND 5TH OPTIONAL SATELLITES PAYMENT PLAN
                    AND TERMINATION LIABILITY AMOUNTS

EXHIBIT H -       INITIAL SATELLITE OPERATIONS PHASE AND CRITERIA FOR
                    FINAL HANDOVER STATEMENT OF WORK (SOW)

                           THIRD AMENDED AND RESTATED
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY





                                 BY AND BETWEEN





                             XM SATELLITE RADIO INC.





                                       AND





                  BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.





                              TERMS AND CONDITIONS

                       ATTACHMENTS, ANNEXES AND SCHEDULES


ATTACHMENTS AND ANNEXES


Attachment A                                Form of Request for Payment


Annex I to Attachment A                     Form of Contractor Certificate


Schedule I to Annex I to Attachment A       List of Exceptions


Schedule II to Annex I to Attachment A      List of Disputes


Attachment B                                Key Personnel


SCHEDULES


Schedule 19.3         Capitalization and Subsidiaries


Schedule 19.4         Litigation


Schedule 19.5         Title to Properties and Assets


Schedule 19.6         Financial Statements


Schedule 19.7         Certain Actions


Schedule 19.8         Disclosed Liabilities

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                TABLE OF CONTENTS
                              TERMS AND CONDITIONS

1.    DEFINITIONS AND CONSTRUCTION................................................................................3

   1.1   CERTAIN DEFINITIONS......................................................................................3
   1.2   OTHER TERMS.............................................................................................14
   1.3   INTEGRATION AND CONSTRUCTION............................................................................14
   1.4   HEADINGS; NUMBER AND GENDER.............................................................................15

2.    SCOPE OF WORK..............................................................................................16

   2.1   GENERAL.................................................................................................16
   2.2   LONG-LEAD ACTIVITIES AND ITEMS..........................................................................16

3.    EFFECTIVE DATE OF CONTRACT (EDC); [***]....................................................................18

   3.1   EFFECTIVE DATE OF CONTRACT (EDC)........................................................................18
   3.2   CONTRACTOR WORK COMMITMENT..............................................................................18
   3.3   [***]; EXPIRATION THEREOF; REMEDIES.....................................................................19

4.    CONTRACT PRICE.............................................................................................21

   4.1   CONTRACT PRICE..........................................................................................21
   4.2   CHANGES IN CONTRACT PRICE...............................................................................22
   4.3   TAXES AND DUTIES........................................................................................22

5.    PAYMENT....................................................................................................23

   5.1   REQUESTS FOR PAYMENT AND INVOICES.......................................................................23
   5.2   PAYMENT.................................................................................................24
   5.3   DISPUTED AMOUNTS........................................................................................25
   5.4   SET OFF.................................................................................................27
   5.5   LATE PAYMENT............................................................................................27
   5.6   PAYMENTS CURRENT AT LAUNCH..............................................................................27
   5.7   SECURITY INTEREST.......................................................................................27

6.    ACCESS TO WORK.............................................................................................30

   6.1   FACILITIES..............................................................................................30
   6.2   OFFICE SPACE............................................................................................30
   6.3   SECURITY................................................................................................30
   6.4   DATA AND DOCUMENTATION..................................................................................31
   6.5   ELECTRONIC ACCESS.......................................................................................31
   6.6   MEETINGS AND REVIEWS....................................................................................32
   6.7   LAWS....................................................................................................32
   6.8   NO RELIEF...............................................................................................32
   6.9   MAJOR SUBCONTRACTS......................................................................................33
   6.10  CONSULTANT ACCESS.......................................................................................33

7.    DELIVERY AND DELIVERY INCENTIVES...........................................................................34

8.    INSPECTION AND FINAL ACCEPTANCE............................................................................37

   8.1   PRELIMINARY INSPECTIONS.................................................................................37
   8.2   SHIPMENT READINESS REVIEW...............................................................................37
   8.3   FLIGHT READINESS REVIEW.................................................................................39
   8.4   LAUNCH READINESS REVIEW.................................................................................40
   8.5   IN-ORBIT TESTING AND FINAL ACCEPTANCE OF SATELLITES.....................................................40
   8.6   FINAL ACCEPTANCE OF GROUND SPARE SATELLITE..............................................................41
   8.7   SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS........................................................41

                                       i


   8.8   DYNAMIC SPACECRAFT SIMULATOR AND COMMUNICATIONS PAYLOAD SIMULATOR.......................................42
   8.9   DATA AND DOCUMENTATION..................................................................................42
   8.10  LAUNCH AND EARLY OPERATIONS (LEOP)......................................................................43
   8.11  RESERVED................................................................................................43
   8.12  TRAINING................................................................................................43

9.    TITLE AND RISK OF LOSS.....................................................................................44

   9.1   TRANSFER OF TITLE.......................................................................................44
   9.2   TRANSFER OF RISK OF LOSS................................................................................44

10.   LIQUIDATED DAMAGES FOR LATE DELIVERY.......................................................................45

   10.1     LIQUIDATED DAMAGES...................................................................................45
   10.2     REMEDY...............................................................................................46
   10.3     TERMINATION FOR UNEXCUSED DELAY......................................................................47

11.   EXCUSABLE DELAY............................................................................................48

   11.1     EXCUSABLE DELAY DEFINED..............................................................................48
   11.2     EQUITABLE ADJUSTMENTS................................................................................48
   11.3     MAXIMUM EXCUSABLE DELAY; TERMINATION.................................................................49

12.   IN-ORBIT PERFORMANCE INCENTIVE PAYMENTS....................................................................50

   12.1     TOTAL AMOUNT AT RISK.................................................................................50
   12.2     IN-ORBIT PERFORMANCE INCENTIVES......................................................................50
   12.3     CALCULATION AND EARNING OF INCENTIVE AMOUNTS.........................................................50
   12.4     DISPUTED PERFORMANCE.................................................................................52
   12.5     ROLL-OVER OF INCENTIVE AMOUNTS.......................................................................52
   12.6     PAYMENT AND INTEREST.................................................................................53
   12.7     INTEREST ON ROLL-OVER INCENTIVE AMOUNTS..............................................................54
   12.8     SECURITY FOR PERFORMANCE INCENTIVE PAYMENTS..........................................................55
   12.9     EXCLUSIVE REMEDY.....................................................................................56

13.   CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES AND OTHER DELIVERABLE ITEMS...................................57

   13.1     NOTICE OF DEFECTS....................................................................................57
   13.2     DUTY TO CORRECT......................................................................................57

14.   CHANGES IN SCOPE OF WORK...................................................................................59

   14.1     CHANGES REQUESTED BY CUSTOMER........................................................................59
   14.2     CHANGES REQUESTED BY CONTRACTOR......................................................................59
   14.3     PRICING OF CHANGES...................................................................................60
   14.4     STORAGE..............................................................................................60

15.   PERMITS AND LICENSES; COMPLIANCE WITH LAWS.................................................................63

   15.1     UNITED STATES PERMITS, LICENSES, AND LAWS............................................................63
   15.2     NON-UNITED STATES PERMITS, LICENSES, AND LAWS........................................................63
   15.3     REVIEW OF APPLICATIONS...............................................................................64
   15.4     CONTRACTOR VIOLATION OF LAW..........................................................................64

16.   SUBCONTRACTS...............................................................................................65

   16.1     MAJOR SUBCONTRACTS...................................................................................65
   16.2     SELECTION OR REPLACEMENT OF MAJOR SUBCONTRACTORS.....................................................65
   16.3     NO PRIVITY OF CONTRACT...............................................................................65
   16.4     SUBCONTRACTOR RELATIONS..............................................................................65

17.   PERSONNEL AND KEY PERSONNEL................................................................................67

                                       ii


   17.1     PERSONNEL QUALIFICATIONS.............................................................................67
   17.2     KEY PERSONNEL POSITIONS..............................................................................67
   17.3     ASSIGNMENT OF KEY PERSONNEL..........................................................................67

18.   CONTRACTOR'S REPRESENTATIONS, COVENANTS, AND WARRANTIES....................................................69

   18.1     ORGANIZATION; GOOD STANDING AND QUALIFICATION........................................................69
   18.2     AUTHORIZATION........................................................................................69
   18.3     WARRANTIES FOR DELIVERABLE ITEMS.....................................................................69

19.   CUSTOMER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.......................................................73

   19.1     ORGANIZATION; GOOD STANDING AND QUALIFICATION........................................................73
   19.2     AUTHORIZATION........................................................................................73
   19.3     CAPITALIZATION AND SUBSIDIARIES......................................................................73
   19.4     LITIGATION...........................................................................................73
   19.5     TITLE TO PROPERTIES AND ASSETS.......................................................................74
   19.6     FINANCIAL STATEMENTS.................................................................................74
   19.7     CERTAIN ACTIONS......................................................................................74
   19.8     UNDISCLOSED LIABILITIES..............................................................................74
   19.9     COMPLIANCE WITH OTHER INSTRUMENTS....................................................................75
   19.10    CUSTOMER'S FINANCIAL STRENGTH........................................................................75
   19.11    CROSS-DEFAULTS.......................................................................................75
   19.12    CODE.................................................................................................75
   19.13    INTELLECTUAL PROPERTY................................................................................76
   19.14    OTHER CONTRACTS......................................................................................76
   19.15    NON-MISLEADING STATEMENTS............................................................................76
   19.16    CONTROL OF CUSTOMER..................................................................................76
   19.17    CUSTOMER FINANCIAL COVENANT..........................................................................76

20.   INTELLECTUAL PROPERTY RIGHTS...............................................................................77

   20.1     OWNERSHIP OF IP AND IP RIGHTS........................................................................77
   20.2     LICENSE RIGHTS.......................................................................................77
   20.3     JOINT PROGRAM INVENTIONS.............................................................................78
   20.4     SURVIVAL OF INTELLECTUAL PROPERTY RIGHTS.............................................................79

21.   INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION.........................................................80

   21.1     CONTRACTOR INTELLECTUAL PROPERTY INDEMNIFICATION.....................................................80
   21.2     CUSTOMER INTELLECTUAL PROPERTY INDEMNIFICATION.......................................................80
   21.3     TOTAL LIABILITY......................................................................................81

22.   CONFIDENTIAL INFORMATION...................................................................................82

   22.1     CONFIDENTIALITY OBLIGATIONS..........................................................................82
   22.2     EXCEPTIONS...........................................................................................82
   22.3     NO LICENSE...........................................................................................83
   22.4     RETURN OF CONFIDENTIAL INFORMATION...................................................................83
   22.5     INCONSISTENT LEGENDS.................................................................................83
   22.6     SURVIVAL OF CONFIDENTIALITY OBLIGATIONS..............................................................83

23.   NON-COMPETITION OBLIGATION.................................................................................84


24.   INDEMNIFICATION............................................................................................85

   24.1     CONTRACTOR'S INDEMNIFICATION.........................................................................85
   24.2     CUSTOMER'S INDEMNIFICATION...........................................................................85
   24.3     CROSS-INDEMNIFICATION FOR INTER-PARTY WAIVER OF LIABILITY............................................86
   24.4     INDEMNIFICATION PROCEDURES...........................................................................86
   24.5     WAIVER OF SUBROGATION................................................................................87
   24.6     SURVIVAL OF INDEMNIFICATIONS.........................................................................87

                                      iii


25.   INSURANCE..................................................................................................88

   25.1     GENERAL OBLIGATIONS..................................................................................88
   25.2     LAUNCH INSURANCE.....................................................................................88
   25.3     PREPARATION OF CLAIMS................................................................................89

26.   LIMITATIONS OF LIABILITY...................................................................................90


27.   DISPUTE RESOLUTION.........................................................................................92

   27.1     INFORMAL DISPUTE RESOLUTION..........................................................................92
   27.2     ARBITRATION..........................................................................................92
   27.3     LITIGATION...........................................................................................94

28.   LAUNCH SERVICES............................................................................................96

29.   CUSTOMER'S RESPONSIBILITIES...............................................................................101

30.   OPTIONS...................................................................................................103

   30.1     OPTIONS GRANTED.....................................................................................103
   30.2     OPTION TO DELAY FREQUENCY SPECIFICATION BEYOND TWO (2) MONTHS.......................................103
   30.3     GROUND SPARE SATELLITE..............................................................................103
   30.4     LAUNCH CAMPAIGN AND LEOP SERVICES FOR GROUND SPARE SATELLITE AND/OR 4TH AND 5TH OPTIONAL SATELLITES.103
   30.5     4TH AND 5TH OPTIONAL SATELLITES.....................................................................104
   30.6     [RESERVED]..........................................................................................105
   30.7     REFLECTORS FOR THE GROUND SPARE SATELLITE...........................................................105
   30.8     OPTIONAL LAUNCH VEHICLES............................................................................105
   30.9     CONTRACT ADJUSTMENTS................................................................................106

31.   FAILURE TO MAKE ADEQUATE PROGRESS.........................................................................107

32.   TERMINATION...............................................................................................108

   32.1     TERMINATION FOR CUSTOMER'S CONVENIENCE..............................................................108
   32.2     TERMINATION FOR CONTRACTOR'S DEFAULT................................................................110
   32.3     TERMINATION FOR CUSTOMER'S DEFAULT..................................................................112
   32.4     TERMINATION FOR EXCUSABLE DELAY.....................................................................115
   32.5     TIME OF THE ESSENCE.................................................................................116

33.   INTER-PARTY WAIVER OF LIABILITY...........................................................................117

34.   GENERAL...................................................................................................118

   34.1     ASSIGNMENT..........................................................................................118
   34.2     ENTIRE AGREEMENT....................................................................................118
   34.3     AMENDMENTS..........................................................................................119
   34.4     WAIVER OF BREACH OF CONTRACT........................................................................119
   34.5     SEVERABILITY........................................................................................119
   34.6     APPLICABLE LAW......................................................................................119
   34.7     NOTICES.............................................................................................119
   34.8     PARTIES NOT AGENTS..................................................................................120
   34.9     RELEASE OF INFORMATION..............................................................................120
   34.10    CALCULATION OF INTEREST.............................................................................121
   34.11    SURVIVAL............................................................................................121
   34.12    NO THIRD-PARTY BENEFICIARIES........................................................................122
   34.13    CONSENTS AND APPROVALS..............................................................................122
   34.14    LENDER REQUIREMENTS.................................................................................122
   34.15    COVENANT OF GOOD FAITH..............................................................................122

                                       iv


   34.16    COUNTERPARTS........................................................................................123

35.   OTHER BUSINESS............................................................................................124

                           THIRD AMENDED AND RESTATED
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

         THIS THIRD AMENDED AND RESTATED SATELLITE PURCHASE CONTRACT (this "Contract") is made and entered into as of the 15th day of May 2001, by and between XM SATELLITE RADIO INC., a Delaware corporation with its principal offices located at 1500 Eckington Place, NE, Washington, D.C. 20002 (formerly named American Mobile Radio Corporation and hereinafter referred to as "Customer"), and BOEING SATELLITE SYSTEMS INTERNATIONAL, INC., a Delaware corporation with its principal offices located at 2260 E. Imperial Way, El Segundo, California 90245, U.S.A. (formerly named Hughes Space and Communications International, Inc. and hereinafter "Contractor"). As used in this Contract, "Party" means either Customer or Contractor, as appropriate, and "Parties" means Customer and Contractor.

         WHEREAS, Customer is implementing a Digital Audio Radio Satellite ("DARS") system designed to provide digital audio radio services to the continental United States; AND

         WHEREAS, Customer anticipates providing the business referred to above through two (2) geostationary satellites; AND

         WHEREAS, Contractor is a space technology company that designs, manufactures, and integrates a range of space products, including satellites and facilities for managing and controlling satellites; AND

         WHEREAS, the Parties have reached agreement on the terms and conditions of procurement by Customer from Contractor of two Boeing 702 Satellites, to be delivered in-orbit, and related items, services and activities, including satellite control center equipment and software, launch services, and long-lead items for a Ground Spare Satellite, and options to purchase other additional equipment and services, including additional satellite(s), as set forth and further defined in this Contract; AND

         WHEREAS, Customer and Contractor entered into a Satellite Purchase Contract for In-Orbit Delivery dated March 20, 1998 (the "Original Satellite Purchase Contract"), as amended by Amendment No. 1 dated May 6, 1998 and Amendment No. 2 dated June 5, 1998, and as amended and restated by the Amended and Restated Satellite Purchase Contract dated June 17, 1999 (the "First Amended and Restated Satellite Purchase Contract"); AND

         WHEREAS, Customer and Contractor entered into the Second Amended and Restated Satellite Purchase Contract dated July 21, 1999 (the "Second Amended and Restated Satellite Purchase Contract"), as amended by Amendment No. 1 dated January 17, 2001; AND

         WHEREAS, Contractor officially changed its name from Hughes Space and Communications International, Inc. to Boeing Satellite Systems International, Inc. on October 6, 2000, AND

         WHEREAS, the Parties have reached agreement on additional changes to the Second

Amended and Restated Satellite Purchase Contract; AND

         WHEREAS, this document amends and restates the Second Amended and Restated Satellite Purchase Contract and shall be the sole agreement between the Parties as to the Work to be performed hereunder by Contractor.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION

         1.1 CERTAIN DEFINITIONS.

         In this Contract, the following terms shall have the meaning stated hereunder:

         (a) "AFFILIATE" means, with respect to an entity, any other entity Controlling or Controlled by or under common Control with such entity.

         (b) "AMENDMENT TO THIS CONTRACT" OR "AMENDMENT" means a written agreement modifying the terms of this Contract in accordance with Article 34.3 (Amendments).

         (c) "APPROVAL" means written approval. This term is as defined, whether or not capitalized in this Contract.

         (d) "ARP" or "AFTER RECEIPT OF PAYMENT" means July 7, 1999, the date upon which Contractor received Program Calendar Payment No. 1 in the amount of Sixty-Eight Million Dollars ($68,000,000).

         (e) "ASSOCIATES" means, with respect to an entity, its directors, officers, employees agents, consultants, and assigns.

         (f) "AVAILABLE FOR SHIPMENT" means that a Spacecraft has successfully passed all in-plant acceptance tests, has successfully undergone a Shipment Readiness Review and has been declared ready to be shipped to the Designated Launch Site.

         (g) "BACKGROUND INTELLECTUAL PROPERTY" means Intellectual Property first made, developed, or created prior to the negotiation or performance of this Contract and necessary to the use of any Deliverable Item.

         (h) "BACK-UP SATELLITE CONTROL CENTER" means Customer's back-up satellite control center located at 1500 Eckington Place, NE, Washington, DC 20002.

         (i) "BUSINESS DAY" means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

         (j) "CALENDAR DAY" means any day.

         (k) "CALENDAR PAYMENT" means any of those payments listed as specific calendar payments in Exhibit G (Payment Plan and Termination Liability Amounts).

         (l) "COMMUNICATIONS PAYLOAD SIMULATOR" means the equipment, software, and interfaces required to simulate a single Time Division Multiplexed (TDM) chain, pursuant to the requirements of Exhibit B (SOW).

         (m) "CONDUCT SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)" means that ten
(10) Business Days prior to the date Contractor is ready to perform the SCDR, Contractor shall

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provide to Customer (i) written notice that Contractor has completed all necessary activities in order to proceed to SCDR, and (ii) the Design Review Package, as further described in Exhibit B (SOW). Customer shall then have five (5) Business Days upon receipt of such notice and Design Review Package to review same and provide specific comments to Contractor. At the Spacecraft Critical Design Review meeting, Contractor shall (i) identify, compile, and maintain a uniform program listing of all action items through closure, including identification of new items to be developed or items to be modified in order to meet the requirements of this Contract, (ii) establish detailed action plans to address and carry out all action items identified, including timetables for performance and identification of responsible personnel, and
(iii) prepare and distribute SCDR minutes and action item assignments, all of which demonstrate that each Spacecraft shall be Available for Shipment to the Designated Launch Site no later than [***] (with respect to the first Spacecraft) and [***] (with respect to the second Spacecraft).

         (n) "CONDUCT SPACECRAFT PRELIMINARY DESIGN REVIEW (SPDR)" means that ten (10) Business Days prior to the date Contractor is ready to perform the SPDR, Contractor shall provide to Customer (i) written notice that Contractor has completed all necessary activities in order to proceed to SPDR and (ii) the Design Review Package, as further described in Exhibit B (SOW). Customer shall then have five (5) Business Days upon receipt of such notice and Design Review Package, to review same and provide specific comments to Contractor.
At the Spacecraft Preliminary Design Review meeting, Contractor shall (i) identify, compile, and maintain a uniform program listing of all action items through closure, including identification of new items to be developed or items to be modified in order to meet the requirements of this Contract, (ii) establish detailed action plans to address and carry out all action items identified, including timetables for performance and identification of responsible personnel, and (iii) prepare and distribute SPDR minutes and action item assignments, all of which demonstrate that each Spacecraft shall be Available for Shipment to the Designated Launch Site at no later than [***] (with respect to the first Spacecraft) and [***] (with respect to the second Spacecraft).

         (o) "CONFIDENTIAL INFORMATION" means all information, of any nature and in any form, whether written, oral or recorded or transmitted electronically or by tape or other similar manner, regarding the business, finances, operations, prospects, plans, or affairs of the Furnishing Party (including its Affiliates, Subcontractors, or Consultants), and all data, processes, materials, and software in source code and object code form, related documentation, and other technical data that is confidential and embodies trade secrets and other proprietary information of the Furnishing Party, which information is designated in writing by the Furnishing Party as confidential, provided, however, that if disclosed orally, such information must be confirmed and designated in writing in summary form as confidential within thirty (30) Calendar Days of the time at which oral disclosure took place. Confidential Information shall also include Data and Documentation.

         (p) "CONSTRUCTIVE TOTAL LOSS" and "TOTAL LOSS" shall have the meaning ascribed to them in the policy for Launch Insurance.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (q) "CONSULTANT" means a person or organization retained by Customer to provide Customer with technical advice and related services and identified by Customer to Contractor as such in accordance with Article 6 (Access to Work).

         (r) "CONTRACT" OR "THIRD AMENDED AND RESTATED SATELLITE PURCHASE CONTRACT" means the written instrument herein dated the day and year first written above, including any Amendments made pursuant to Article 34.3 (Amendments), embodying the agreement between Contractor and Customer and including the Terms and Conditions, Exhibits (and Appendices thereto), Attachments, Annexes, and Schedules annexed hereto and made a part of this Contract.

         (s) "CONTRACT PRICE" means the firm fixed price set forth in Article
4.1 (Contract Price).

         (t) "CONTROL" and its derivatives mean, with respect to an entity, the legal, beneficial, or equitable ownership, directly or indirectly of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights or the power to direct the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

         (u) "CORRECTION PLAN" means a plan submitted by Contractor that details the means by which Contractor shall correct a failure to make adequate progress toward completion of any Work under this Contract in accordance with Article 31 (Failure to Make Adequate Progress).

         (v) "CUSTOMER COVERAGE AREA" means the United States.

         (w) "CURE PERIOD" shall have the meaning set forth in Article 3.3 ([***]; Expiration Thereof; Remedies).

         (x) "CUSTOMER PERSONNEL" means Customer employees, Consultants or representatives, or Customer's Consultants' employees.

         (y) "DATA AND DOCUMENTATION" means that data and documentation to be supplied by Contractor pursuant to the requirements of Exhibit B (SOW) .

         (z) "DEFECT" means (i) with respect to any Deliverable Item, and any and all components thereof, any material defect or nonconformance in design, material or workmanship, or failure to perform in accordance with the specifications and requirements set out or referred to in this Contract; (ii) with respect to services, a failure to meet any material specification or requirement set forth in this Contract or to conform to a high standard consistent with industry practice; (iii) any material error, omission or inconsistency in Data and Documentation, including specifications and drawings, set forth in or required by this Contract; and (iv) with respect to Training, a material procedural error.

         (aa) "DELIVERABLE ITEM" means the items listed in Table 7.1 of Article 7 (Delivery), and other items so identified in Exhibit B (Statement of Work) or any Amendment to this Contract.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (bb) "DELIVER" OR "DELIVERY" OR "DELIVERED" means, with respect to a Deliverable Item, delivery by Contractor of a Deliverable Item in accordance with the requirements of this Contract.

         (cc) "DELIVERY DATE(S)" means, with respect to a Deliverable Item, the delivery date set forth in Table 7.1 of Article 7 (Delivery), as such date may be extended, as appropriate, to reflect all periods during which an Excusable Delay exists or any similar extension of time as may be agreed to by the Parties in accordance with Article 34.3 (Amendments).

         (dd) "DELIVERY SCHEDULE" means the schedule for Delivery of the Work as set forth in Table 7.1 of Article 7 (Delivery).

         (ee) "DEMAND" means, in the context of Article 31 (Failure to Make Adequate Progress), a demand made by Customer to Contractor for Contractor to provide a Correction Plan in the event Contractor is failing to make adequate progress in the performance of this Contract.

         (ff) "DESIGNATED LAUNCH SITE" means, with respect to a Satellite, the Launch facility provided by the Launch Agency.

         (gg) "DISPUTE" has the meaning set forth in Article 27 (Dispute Resolution).

         (hh) "DOLLARS" means United States Dollars.

         (ii) "DYNAMIC SPACECRAFT SIMULATOR" has the meaning ascribed to it in Exhibit B (SOW).

         (jj) "EFFECTIVE DATE OF CONTRACT" OR "EDC" means March 23, 1998, the date set forth in Article 3.1 (Effective Date of Contract (EDC)).

         (kk) "EXCUSABLE DELAY" has the meaning set forth in Article 11 (Excusable Delay).

         (ll) "EXHIBIT" OR "EXHIBITS" means any and all exhibits, and any appendices thereto, to this Contract, which are attached hereto and incorporated herein.

         (mm) "[***] PAYMENT" means that Milestone Payment that Customer shall pay to Contractor on or before the final day of the [***], plus any applicable Cure Period, as such payment is further described in Exhibit G (Payment Plan and Termination Liability Amounts).

         (nn) "FINAL ACCEPTANCE" of a Deliverable Item has the meaning set forth in Article 8 (Inspection and Final Acceptance).

         (oo) "FINANCING AGREEMENTS" means any and all documents and agreements evidencing and/or securing monies provided on a full or partial debt basis by any Financing Entity to Customer to fund the construction, delivery, or Launch of the Satellites or the purchase of Long-Lead Items for the Ground Spare Satellite.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (pp) "FINANCING ENTITY" means any entity (other than Contractor, or parties related to Contractor, or competitors of Contractor), e.g., commercial bank, merchant bank, investment bank, commercial finance organization, corporation, or partnership, providing money on a full or partial debt basis to Customer to fund the construction, Delivery, or Launch of the Satellites or purchase of Long-Lead Items for an Ground Spare Satellite.

         (qq) "FIRST MILESTONE PAYMENT" means the first Milestone Payment identified in Exhibit G (Payment Plan and Termination Liability Amounts), equaling [***].

         (rr) "FINAL HANDOVER" means handover of the operations of a Satellite from Contractor to Satellite Operator for Customer's use in accordance with the requirements set forth in Exhibit H (Initial Satellite Operations Phase and Criteria for Final Handover Statement of Work (SOW)).

         (ss) "FLIGHT READINESS REVIEW" OR "FRR" shall have the meaning ascribed to it in Article 8.3 (Flight Readiness Review).

         (tt) "FOREGROUND INTELLECTUAL PROPERTY" means Intellectual Property first made, developed, or created in connection with this Contract that is embodied or reflected in this Contract, in any Amendment thereto, or in any annexed Parts, and incorporated into or employed in the use of any Deliverable Item.

         (uu) "FURNISHING PARTY" means the Party who furnishes Confidential Information to the other Party.

         (vv) "GROUND ENCRYPTORS" shall refer to the command security hardware to be Delivered to, and installed by Contractor in the Back-Up Satellite Control Center in accordance with the requirements of Exhibit B (SOW).

         (ww) "GROUND SPARE SATELLITE" shall refer to the satellite that Customer has purchased for on-ground Delivery.

         (xx) "INCENTIVE AMOUNT" means any amount required to be paid pursuant to Article 12 (In-Orbit Performance Incentive Payments). (yy) "INCLUDING" and its derivatives (such as "include" and "includes") shall mean including without limitation. This term is as defined, whether or not capitalized in this Contract.

         (zz) "INITIAL HANDOVER" shall have the meaning set forth in Article 8.5 (In-Orbit Testing and Final Acceptance of the Satellites).

         (aaa) "INITIAL SATELLITE OPERATIONS PHASE" means the period of time commencing upon Initial Handover and ending upon Final Handover.

         (bbb) "IN-ORBIT TESTING" means the in-orbit tests and analyses Contractor shall perform in accordance with Exhibit D (Test Plan Requirements).

         (ccc) "INSURERS" means those entities providing Launch and In-Orbit Insurance.

         (ddd) "INTELLECTUAL PROPERTY" means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, and similar matter in which an Intellectual Property Right may subsist.

         (eee) "INTELLECTUAL PROPERTY RIGHTS" means all common law and statutory proprietary rights, including patent, patent application, patent registration, copyright, trademark, service mark, trade secret, mask work rights, moral rights, data rights and similar rights existing from time to time under the intellectual property Laws of the United States, any state or foreign jurisdiction or international treaty regime.

         (fff) "INTENTIONAL IGNITION" means, with respect to a Satellite, the meaning attributed to the term "Launch" in the Launch Agreement between Contractor and Sea Launch; provided, however, where a Launch Vehicle other than Sea Launch is used, the term "Intentional Ignition" shall have the meaning attributed to it in the applicable Launch Agreement.

         (ggg) "LAUNCH" means, with respect to a Satellite, the meaning attributed to it in the Launch Agreement between Contractor and Sea Launch, i.e., the point in time when the electronic signal sent to command the opening of any first stage propellant valves is received by the Launch Vehicle, as verified by either the flow of propellant/oxidizer, or telemetry indicating that the signal reached the propellant valve. A Launch is deemed not to have occurred in the event of a Terminated Ignition.

         (hhh) "LAUNCH AGENCY" means the entity selected by Contractor to perform Launch Services, which entity shall be Sea Launch, provided Customer does not exercise its option to select an alternate Launch Agency as provided in
Article 28 (Launch Services) or paragraph (b) of Article 10.3 (Termination for Unexcused Delay).

         (iii) "LAUNCH AGREEMENT" means any Subcontract between Contractor and a Launch Agency to perform the Launch Services for one or both of the Satellites.

         (jjj) "LAUNCH CAMPAIGN" means, with respect to a Satellite, those services provided by Contractor in support of each Launch mission prior to Launch, including packing and shipping the Satellite in an environmentally controlled container to the Designated Launch Site, procuring and maintaining all-risk ground insurance up to, but not including, Launch (as required by Article 25 (Insurance)), providing high-pressure injection of propellant into the Satellite's fuel tanks, configuring the Satellite so as to render it Ready for Launch, Launch Vehicle Interface Activities, and assisting the Launch Agency in assuring the Satellite is properly integrated with the Launch Vehicle, all as further defined in Exhibit B (SOW).

         (kkk) "LAUNCH DATE" means the specific day within the Launch Period or Launch Slot on which a Launch shall occur.

         (lll) "LAUNCH AND IN-ORBIT INSURANCE" OR "LAUNCH INSURANCE" means, with respect to a Satellite, insurance that covers the Satellite from the period beginning at Launch and ending no sooner than the earlier of determination of Terminated Ignition, Constructive Total

Loss, Total Loss or five (5) years after the date of Launch. Such insurance shall cover Contractor's and its Subcontractors' operation of the Satellite. Such insurance shall cover, with respect to such Satellite, all unpaid Milestone Payments, the Incentive Amounts (except, in the case of Incentive Amounts, where Customer elects to purchase an additional Satellite pursuant to Article 30 (Options)), and all interest required to be paid on the foregoing.

         (mmm) "LAUNCH AND EARLY OPERATIONS" or "LEOP" means, with respect to a Satellite, those services provided by Contractor in support of each launch mission after Launch and through Final Acceptance of the Pre-Eclipse Test Report and Post-Eclipse Test Report, such as providing telemetry, tracking and control to direct the Satellite into its Specified Orbital Location, positioning and stabilizing the Satellite to hold its pointing position to the Earth, conducting in-orbit tests (including payload In-Orbit Testing) and furnishing the Pre-Eclipse Test Report and Post-Eclipse Test Report, pursuant to the requirements of Exhibit B (SOW) and Exhibit D (Test Plan Requirements).

         (nnn) "LAUNCH PERIOD" means the three-month period from November 1, 2000 through February 1, 2001, with respect to the first Satellite, and the three-month period from February 15, 2001 through May 15, 2001, with respect to the second Satellite, during which such periods the Launch of each Satellite is scheduled to occur.

         (ooo) "LAUNCH READINESS REVIEW" shall have the meaning ascribed to it in Article 8.4 (Launch Readiness Review).

         (ppp) "LAUNCH SERVICES" means the Launch of a Launch Vehicle and related services provided by a Launch Agency, including furnishing the Launch Vehicles, launch support, and equipment and facilities, for the purpose of launching the Satellites into orbit.

         (qqq) "LAUNCH SLOT" means, with respect to a Satellite, the thirty (30) Calendar Day period within its applicable Launch Period or prior to such Launch Period that is selected by Contractor and Customer, and mutually agreed upon by Contractor and the Launch Agency on or before twelve (12) months prior to the Launch Period for such Satellite, during which such thirty (30) Calendar Day period the Launch of such Satellite is scheduled to occur.

         (rrr) "LAUNCH VEHICLE" means a launch vehicle provided by the Launch Agency to Launch either of the Satellites, which Launch Vehicle shall be a Sea Launch, or, in the event Customer exercises its option to select an alternate Launch Vehicle for either or both Satellites, pursuant to Article 28 (Launch Services), or in accordance with paragraph (b) of Article 10.3 (Termination for Unexcused Delay), the Launch Vehicle shall be the alternate Launch Vehicle selected by Customer.

         (sss) "LAUNCH VEHICLE INTERFACE ACTIVITIES" means, with respect to a Satellite, those services to be provided by Contractor, prior to Launch, in support of each Launch, including analysis support, interface drawing support, and technical meeting support, required by the Launch Vehicle Agency, and launch pad activity support, pursuant to the requirements of Exhibit B (SOW).

         (ttt) "LAW" OR "LAWS" means any laws, including rules, regulations, codes, injunctions, judgments, orders, ordinances, decrees, rulings, and charges thereunder, of any

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

federal, state, local or municipal government of any country (and all agencies thereof) having jurisdiction over any portion of the Work.

         (uuu) "LONDON INTER-BANK OFFER RATE" OR "LIBOR" means the rate per annum shown, on the third (3rd) London Business Day preceding the day of commencement of an interest calculation period, on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount on which the interest is to be applied for a three-month period (the "Rate Base"), as shown under the heading "USD" as of 11:00 a.m. (London Time); provided that in the event no such rate is shown, LIBOR shall be the rate per annum (rounded to the nearest 1/100th of one percent) based on the rates at which U.S. dollar deposits approximately equal in principal amount to the Rate Base and for a three-month period are displayed on page "LIBO" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be the rate per annum equal to the rate offered by Credit Suisse, New York Branch, at approximately 11:00 a.m. (London
Time) to prime banks in the London interbank market on deposits in U.S. dollars in an amount approximately equal in principal amount to the aggregate principal balance of the Rate Base for a three-month period.

         (vvv) "LONG-LEAD ACTIVITIES" means those activities to be performed by Contractor, a list of which is to be set forth in Exhibit F (Long-Lead Activities and Items), in accordance with the requirements of Article 2.2 (Long-Lead Activities and Items).

         (www) "LONG-LEAD ITEMS" means the Satellite components, materials, hardware, equipment and other related items that Contractor shall procure in performance of the Long-Lead Activities.

         (xxx) "LOSSES" means all losses, liabilities, damages, royalty payments and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, expert fees, litigation, settlement, judgment, interest, and penalties).

         (yyy) "MAJOR CALENDAR PAYMENT" means, with respect to each Satellite, the payment of [***] to be made by Customer to Contractor with respect to each Launch Vehicle in accordance with paragraph (c)(1) of Article 5.1(Requests for Payment and Invoices) herein and Exhibit G (Payment Plan and Termination Liability Amounts).

         (zzz) "MAJOR SUBCONTRACT" means a Subcontract related to the performance of this Contract and valued at Two Million Five Hundred Thousand Dollars ($2,500,000) or more.

         (aaaa) "MAJOR SUBCONTRACTOR" means a Subcontractor who is a party to a Major Subcontract.

         (bbbb) "MATERIAL ADVERSE EFFECT" means any material adverse change in
(i) the legality, validity, or enforceability of this Contract or (ii) the ability of Customer or Contractor to perform this Contract.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (cccc) "MILESTONE" means a portion of the definitive, measurable Work upon completion of which a payment is to be made in accordance with Exhibit G (Payment Plan and Termination Liability Amounts).

         (dddd) "MILESTONE PAYMENT" means any of those payments listed as specific milestone payments in Exhibit G (Payment Plan and Termination Liability Amounts).

         (eeee) "MISSION SUPPORT SERVICES"OR "MSS" means, with respect to a Satellite, twenty-four (24) hour on-call Contractor support services for each day of the actual operational lifetime of the Satellites (including operation of the Satellite beyond the Orbital Design Life) delivered hereunder, as such services are more fully described in Exhibit B (SOW).

         (ffff) [***] means the period of [***] Calendar Days commencing the day after EDC.

         (gggg) "ORBITAL DESIGN LIFE" means, with respect to a Satellite, the contracted for design and performance life of fifteen (15) years for each Satellite, commencing upon Initial Handover.

         (hhhh) "PARTIAL LOSS" shall have the meaning ascribed to it in the policy of Launch Insurance.

         (iiii) "PENDING" means, with respect to a legal action, lawsuit, proceeding or investigation, an action, suit, proceeding, or investigation as to which Customer has knowledge or received written notice.

         (jjjj) "POST-ECLIPSE TEST REPORT" means, with respect to a Satellite, that so-named document that is a Deliverable Item under Exhibit B (SOW), the requirements of which are set forth in Exhibit D (Test Plan Requirements).

         (kkkk) "PRE-ECLIPSE TEST REPORT" means, with respect to a Satellite, that so-named document that is a Deliverable Item under Exhibit B (SOW), the requirements of which are set forth in Exhibit D (Test Plan Requirements).

         (llll) "PRIMARY SATELLITE CONTROL CENTER" means Customer's Satellite Operator's control facility located in Gloucester, Canada.

         (mmmm) "PROGRAM INVENTION" means any invention, discovery, or improvement conceived of and first reduced to practice in the performance of the Work under this Contract. Information relating to Program Inventions shall be treated as proprietary information in accordance with the provisions of this Contract.

         (nnnn) "PROPERLY OPERATED SATELLITE" means a Satellite which is being monitored and commanded by Customer, Contractor and/or Satellite Operator in accordance with the applicable Data and Documentation for operations (as such Data and Documentation may be amended by the Parties) furnished by Contractor to Customer under this Contract.

         (oooo) "QUARTERLY INCENTIVE PAYMENT AMOUNT" means, with respect to the first and second Satellites (and the Ground Spare Satellite if it is used as a replacement satellite and the incentives roll-over from either the first or second Satellite), an amount equal to Two Hundred Eight Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($208,333.33) (that is, Twelve Million Five Hundred Thousand Dollars ($12,500,000) divided by sixty (60) representing 15 years x 4 quarters per year), as may be adjusted in accordance with the terms of this Contract. If the Ground Spare Satellite is used as an additional satellite, this means an amount equal to One Hundred Seventy Thousand Dollars ($170,000.00) (that is Ten Million Two Hundred Thousand Dollars ($10,200,000.00) divided by sixty (60) representing 15 years x 4 quarters per year), as may be adjusted in accordance with the terms of this Contract.

         (pppp) "READY FOR LAUNCH" means, with respect to a Satellite, the time of successful completion by Contractor of the on-ground testing and delivery of the on-ground preliminary checklist report, including successful completion of launch site satellite testing and physical integration with the Launch Vehicle, including Flight Readiness Review and Launch Readiness Review, in accordance with Exhibit B (SOW) and Exhibit D (Test Plan Requirements), such that the only activity remaining prior to Launch is the Launch countdown.

         (qqqq) "RECEIVING PARTY" means the Party who receives Confidential Information from the Furnishing Party.

         (rrrr) "REQUEST FOR PAYMENT" means a request for payment from Contractor in the form of Attachment A hereto.

         (ssss) "SATELLITE" means each of the three (3) Boeing 702 satellites to be Delivered by Contractor to Customer pursuant to this Contract and that conforms to all the requirements of this Contract, except where there is a specific reference or term related to the Ground Spare Satellite, such reference shall refer to the third Satellite and such specific reference or term shall apply only to the Ground Spare Satellite.

         (tttt) "SATELLITE CONTROL CENTER(S)" means, collectively, the Primary Satellite Control Center and Back-Up Satellite Control Center, and, individually, the Primary Satellite Control Center or Back-Up Satellite Control Center.

         (uuuu) "SATISFACTORILY OPERATING SATELLITE" means, with respect to a Satellite, that such Satellite meets or exceeds the performance specifications set forth in Exhibit A (Satellite Performance Specifications).

         (vvvv) "SATELLITE CONTROL SOFTWARE" means the software to be Delivered to, and installed by Contractor in, the Primary Satellite Control Center and the Back-Up Satellite Control Center in accordance with the requirements of Exhibit B (SOW).

         (wwww) "SATELLITE OPERATOR" means Customer's designated operator of the Satellites, namely Telesat Canada, also referred to herein as "TELESAT".

         (xxxx) "SHIPMENT READINESS REVIEW" shall have the meaning ascribed to it in Article 8.2 (Shipment Readiness Review).

         (yyyy) "SIMILAR SATELLITE SYSTEM" means any digital audio broadcasting satellite system in S-band, using an access mode to the satellite and a digital format substantially as described in Exhibit A (Spacecraft Performance Specifications).

         (zzzz) "SIMILAR SATELLITE SERVICE" means digital audio broadcasting satellite service provided by a Similar Satellite System.

         (aaaaa) "SPACECRAFT" means Satellite.

         (bbbbb) "SPACECRAFT PERFORMANCE SPECIFICATIONS" means the technical specifications set forth in Exhibit A (Spacecraft Performance Specifications), as may be amended pursuant to this Contract.

         (ccccc) "SPECIFIED ORBITAL LOCATION" means, with respect to each Satellite, the geostationary synchronous orbital location specified in Exhibit A (Spacecraft Performance Specifications).

         (ddddd) "STATEMENT OF WORK" or "SOW" means the Work described in Exhibit B to this Contract and to be provided by Contractor, as may be amended pursuant to this Contract.

         (eeeee) "SUBCONTRACT" means a contract awarded by Contractor to a Subcontractor or a contract awarded by a Subcontractor.

         (fffff) "SUBCONTRACTOR" means a person, firm, corporation, or business entity that has been awarded a Subcontract.

         (ggggg) "TERMINATION LIABILITY AMOUNTS" means the amounts listed as Termination Liability Amounts in Exhibit G (Payment Plan and Termination Liability Amounts) and in Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Amounts and Incentive Amounts) of this Contract, as may be amended pursuant to this Contract.

         (hhhhh) "TEST PLAN" means the test plans set forth in Exhibit D (Test Plan Requirements), as may be amended pursuant to this Contract.

         (iiiii) "TEST REQUIREMENTS" means the test plans and test procedures set forth in Exhibit D (Test Plan Requirements), as may be amended pursuant to this Contract.

         (jjjjj) "TOTAL AMOUNT AT RISK" means a total firm-fixed sum of Thirty-Five Million Two Hundred Thousand Dollars ($35,200,000.00) eligible to be earned by Contractor as performance incentive payments (Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) per Satellite) for the first two satellites and Ten Million Two Hundred Thousand Dollars ($10,200,000.00) for the Ground Spare Satellite if the Ground Spare Satellite is used as an additional Satellite pursuant to Article 12 (In-Orbit Performance Incentive Payments).Such Total Amount at Risk will be adjusted in accordance with Article 12.1 (Total Amount at Risk) and Article 12.5 (Roll-Over of Incentive Amounts) to reduce this amount by $10,200,000.00 if the Ground Spare Satellite is used as a replacement satellite for either the first or second Satellite.

         (kkkkk) "TERMINATED IGNITION" means that, following the time when the electronic signal is sent to command the opening of any first stage propellant valves, the first stage engines of the Launch Vehicle are shut down for any reason before the hold down mechanism is released.

         (lllll) "TRAINING" means the training to be provided under this Contract to Customer and Customer's Satellite Operator, including training for operation of the Satellites in geostationary orbit, as more fully described in Exhibit B (SOW).

         (mmmmm) "WORK" means all design, development, construction, manufacturing, labor, services, and acts, including tests to be performed, and any and all Deliverable Items, including the Satellites, Satellite Control Software, Ground Encryptors, Dynamic Spacecraft Simulator, Communications Payload Simulator, Long-Lead Activities and Items, Data and Documentation, Launch Campaign, Launch Services, LEOP services, MSS, Training, and equipment, materials, articles, matters, services, and things to be furnished and rights to be transferred under this Contract, or any Subcontract entered into by Contractor, all as further described in Exhibit B (SOW).

         1.2 OTHER TERMS.

         Other terms in this Contract are defined in the context in which they are used and shall have the meanings there indicated.

         1.3 INTEGRATION AND CONSTRUCTION.

         The documents listed below in this Article 1.3 (Integration and Construction), including any Exhibits, Attachments, Schedules, and Annexes, as amended from time to time in accordance with Article 34.3 (Amendments), constitute this Contract and shall be deemed to constitute one fully integrated agreement between the Parties. In the event of any conflict or inconsistency among the provisions of the various documents of this Contract, such conflict or inconsistency shall be resolved by giving a descending level of precedence to the documents in the order set forth below:

         (a)      Terms and Conditions

         (b)      Exhibit G - Payment Plan and Termination Liability Amounts

         (c)      Exhibit G-1 - Payment Plan for Interest on In-Orbit Incentive
                  Amounts

         (d) Exhibit G-2 - Ground Spare Satellite Payment Plan, Termination Liability Amounts and Incentive Amounts

         (e) Exhibit G-3 - 4th and 5th Optional Satellites Payment Plan and Termination Liability Amounts

         (f)      Exhibit B - Statement of Work (SOW)

         (g)      Exhibit A - Spacecraft Performance Specifications

         (h)      Exhibit D - Test Plan Requirements

         (i)      Exhibit C - Product Assurance Plan

         (j)      Exhibit E - Radiation Environment

         (k)      Exhibit F - Long-Lead Activities and Items

         (l) Exhibit H - Initial Satellite Operations Phase and Criteria for Final Handover Statement of Work (SOW).

         1.4 HEADINGS; NUMBER AND GENDER.

         The Article headings are for convenience of reference only and shall not be considered in interpreting the text of this Contract. Words in the singular include the plural and vice versa, and words imputing the masculine gender include the feminine and neuter genders where the context so requires.

2. SCOPE OF WORK

         2.1 GENERAL.

         (a) In accordance with the requirements of this Contract, Contractor shall sell and Customer shall purchase the Work.

         (b) Contractor shall furnish and perform the Work in accordance with the provisions of this Contract and in the manner specified in the following documents:

         (1)      Terms and Conditions

         (2)      Exhibit A         - Spacecraft Performance Specifications

         (3)      Exhibit B         -  Statement of Work (SOW)

         (4)      Exhibit C         -  Product Assurance Plan

         (5)      Exhibit D         -  Test Plan Requirements (On-Ground and
                                       In-Orbit)

         (6)      Exhibit E         -  Radiation Environment

         (7)      Exhibit F         -  Long-Lead Activities and Items

         (8)      Exhibit G         -  Payment Plan and Termination Liability
                                       Amounts

         (9)      Exhibit G-1       -  Payment Plan for Interest on In-Orbit
                                       Incentive Amounts

        (10)      Exhibit G-2       -  Ground Spare Satellite Payment Plan,
                                       Termination Liability Amounts and
                                       Incentive Amounts

        (11)      Exhibit G-3       -  3rd and 4th Optional Satellites Payment
                                       Plan and Termination Liability Amounts

        (12)      Exhibit H         -  Initial Satellite Operations Phase and
                                       Criteria for Final Handover SOW

         (c) Exhibits A, B, C, D, E, F, G, G-1, G-2, G-3 and H are attached to and incorporated into these Terms and Conditions.

         2.2 LONG-LEAD ACTIVITIES AND ITEMS.

         The preliminary list of Long-Lead Items is attached to this Contract as Exhibit F (Long-Lead Activities and Items). Contractor shall design the Composite Reflector for the Ground Spare Satellite as part of this effort.

         2.3 INITIAL SATELLITE OPERATIONS PHASE

         Contractor shall operate the Satellite(s) from the Contractor's Mission Control Center from Initial Handover during the Initial Satellite Operations Phase until Final Handover in accordance with the requirements set forth in Exhibit H (Initial Satellite Operations Phase and Criteria for Final Handover
SOW). This work shall be performed by Contractor without any increase to the Contract Price. In the event that the software delivery requirements set forth in Exhibit H are met for either of the first two Satellites prior to Initial Handover, Contractor shall not be required to operate such Satellite and Initial and Final Handover shall be deemed to be the same event.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. EFFECTIVE DATE OF CONTRACT (EDC); ONE HUNDRED TWENTY (120) DAY PERIOD

         3.1 EFFECTIVE DATE OF CONTRACT (EDC).

         This Contract shall be effective as of, and the effective date of this Contract (the "Effective Date of Contract" or "EDC") shall be, March 23, 1998.

         3.2 CONTRACTOR WORK COMMITMENT.

         Beginning upon EDC and continuing for the term of the [***], Contractor shall commence the Work in full compliance with the requirements of this Contract and perform sufficient Work to maintain the Delivery Dates for the Satellites. Such Work during the [***] shall be comprised of the completion or provision, as the context indicates, of the following work effort as may be more fully described in Exhibit B (SOW):

         (a) program kickoff meeting;

         (b) System Requirements Status Review and release of Satellite Payload and Bus specifications;

         (c) release of performance specifications for: communications receivers, IF processors, output combiner, TWTA, and frequency generator;

         (d) subcontract, or select vendor for, TWTA electronic power converters;

         (e) mutually agree upon EIRP requirements and finalize Exhibit A (Spacecraft Performance Specifications) (that is, close "TBRs," "TBSs," and "TBDs");

         (f) detailed payload block diagram;

         (g) payload panel layout;

         (h) detailed mass budget;

         (i) detailed power budget;

         (j) top level propellant budgets for all potential alternate Launch Vehicles;

         (k) preliminary field-of-view drawings for all sensors and all antennas; and

         (l) preliminary list of Long-Lead Activities and Items for the Ground Spare Satellite.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         3.3 [***]; EXPIRATION THEREOF; REMEDIES.

         (a) The [***] shall terminate upon the earlier of (i) receipt of the [***] Payment (as more fully described in Exhibit G (Payment Plan and Termination Liability Amounts)) by Contractor, or (ii) [***] Calendar Days from EDC plus any applicable cure period not to exceed sixty (60) Calendar Days (the "Cure Period"). Prior to expiration of the [***], Customer shall provide Contractor with a status report of Customer's funding plans for the first six (6) months of Milestone Payments under this Contract.

         (b) In the event Contractor has not received the [***] Payment on or before the date of expiration of the [***] and Contractor has completed the work effort required by Article 3.2 (Contractor Work Commitment) above, the following shall apply during the Cure Period:

                  (1)      Contractor shall be entitled to stop Work;

                  (2) the Delivery Schedule shall be adjusted on a day-for-day basis, together with adjustments for associated delays related to establishment of Launch Periods and Launch Slots;

                  (3) the Payment Plan set forth in Exhibit G (Payment Plan and Termination Liability Amounts) shall be adjusted in accordance with the revised Delivery Schedule; and

                  (4) the Contract Price shall be increased by an aggregate total of [***] during the Cure Period, on a daily pro rata basis in accordance with the following table:

                              ---------------------------------------------------------------------------------------
                                                                   TABLE 3.3(b)
                                                             CONTRACT PRICE INCREASES
                              ---------------------------------------------------------------------------------------
                              FOLLOWING [***]                                             INCREASE (USD)
                              (CURE PERIOD)
                              ---------------------------------------------------------------------------------------
                              1st 30 Calendar Days                                          $[***]
                                                                               (or daily pro-rated portion thereof
                                                                                    (daily rate of $[***]))
                              ---------------------------------------------------------------------------------------
                              2nd 30 Calendar Days                                         $[***]
                                                                               (or daily pro-rated portion thereof
                                                                                   (daily rate of $[***]))
                              ---------------------------------------------------------------------------------------

         For example, if Contractor receives the [***] Payment on the fortieth (40th) Calendar Day after expiration of the [***], the Contract Price shall be increased by

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] (that is, $[***] for the first thirty (30) Calendar Days plus $[***] for the ten (10) Calendar Days in excess of the first thirty (30) Calendar Days ($[***] multiplied by 10 for the last ten (10) Calendar Days)).

         In the event the above Contract Price increases are incurred, the Parties shall mutually agree to appropriate amendments to Exhibit G (Payment Plan and Termination Liability Amounts).

         (c) In the event Contractor does not receive the [***] Payment on or before the expiration of the Cure Period and Contractor has completed the work specified in Article 3.2 (Contractor Work Commitment) above, the following shall apply:

                  (1) Contractor shall be entitled to retain the first [***] Milestone Payments and the Calendar Payment for Long-Lead Items made during such [***] in full;

                  (2) With the exception of Contractor's Intellectual Property, Contractor shall deliver to Customer all inventory, technical documents and all work in process relating to the Work developed or produced by Contractor during the [***], provided that all payments (other than the [***] Payment) have been made by Customer; and

                  (3) this Contract shall terminate and the Parties shall have no further obligations to each other, except as expressly set forth in Article 22 (Confidential Information).

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. CONTRACT PRICE

         4.1 CONTRACT PRICE.

         (a) In accordance with this Contract, Customer shall pay Contractor for the Work the Contract Price set forth in Table 4.1 below. The Contract Price [***] shall be paid in accordance with Article 5 (Payment).

         (b) The total Contract Price is allocated as follows:

----------------------------------------------------------------------------------------------------------------
                                                 TABLE 4.1

                                              CONTRACT PRICE
----------------------------------------------------------------------------------------------------------------
     ITEM                                                                                            (USD)
----------------------------------------------------------------------------------------------------------------
      1.        1st and 2nd Satellites, including incentive amounts
                                                                                            $       [***]
----------------------------------------------------------------------------------------------------------------
      2.        Launch Services for the 1st and 2nd Satellites                              $       [***]
----------------------------------------------------------------------------------------------------------------
      3.        Communications Payload Simulator, Ground Encryptors, Satellite Control      $       [***]
                Software, and Dynamic Spacecraft Simulator
----------------------------------------------------------------------------------------------------------------
      4.        Long-Lead Activities and Items for Ground Spare Satellite                   $       [***]
----------------------------------------------------------------------------------------------------------------
      5.        Ground Spare Satellite Completion including Incentive Amounts if Satellite
                is used as an additional Satellite*                                         $       [***]
----------------------------------------------------------------------------------------------------------------
                CONTRACT PRICE                                                              $       [***]
----------------------------------------------------------------------------------------------------------------

*The Contract Price for the Ground Spare Completion will be reduced by $[***] if the Ground Spare Satellite is used as a replacement Satellite and incentives will roll-over from the first or second Satellite in accordance with Article 12.5.

         (c) In addition to the Deliverable Items identified in Table 4.1 above, the Contract Price includes:

                  (1)      all related Training and Data and Documentation;

                  (2)      on-ground insurance covering the Work as required by
                           Article 25.1 (General Obligation);

                  (3) transportation, including air shipment, to the Launch Site and other related charges;

                  (4)      Launch Campaigns for the first and second Satellites;

                  (5)      LEOP for the first and second Satellites;

                  (6) Mission Support Services for the first and second Satellites;

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (7)      pre-Launch deferred payments; and

                  (8)      Incentive Amounts.

                  (9) Operations of the Satellites pursuant to Article 2.3 (Initial Satellite Operations Phase) hereof.

         (d) The Contract Price does not include:

                  (1)      Launch Insurance;

                  (2)      any interest on the pre-Launch deferred payments;

                  (3)      any interest on the Incentive Amounts;

                  (4)      Ground Software source code license;

                  (5) Transportation costs to either a Medium-term storage facility or a launch site, Storage costs, LEOP or Mission Support Services for the Ground Spare Satellite, and demonstrated compatibility with a Launch Vehicle other than the baseline Sea Launch; and

                  (6) Any taxes, duties or other such fiscal burdens on Software or equipment or any Deliverable Items delivered to the Satellite Operator in Canada on Customer's behalf.

         4.2 CHANGES IN CONTRACT PRICE.

         This is a firm-fixed price Contract. Except as otherwise expressly provided in this Contract, the Contract Price is not subject to any escalation or to any adjustment or revision.

         4.3 TAXES AND DUTIES.

         The Contract Price includes all applicable taxes and duties related to the Work in effect as of the Effective Date of Contract, and thereafter, including all taxes on the import of any Satellite, or component part thereof, or any other component of the Work into any United States, French, Chinese and/or Japanese jurisdictions, if applicable, for Launch or other purpose, personal property taxes, imposts, sales, use, excise, value added, and all other import and export taxes levied in connection with the performance of the Work, wherever the Work is being carried out. The Contract Price does not include any taxes or duties or other such fiscal burdens on equipment, Software or other Deliverable Items delivered to the Satellite Operator in Canada. Telesat Canada will be the importer of record for such deliverable items and pay any such taxes, duties or other fiscal burdens in accordance with the agreement between Customer and its Satellite Operator. Nonetheless, if Contractor has to pay such taxes, duties or other such fiscal burdens, Customer shall reimburse Contractor for such fiscal burdens, [***], after receipt of an invoice from Contractor.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. PAYMENT.

         5.1 REQUESTS FOR PAYMENT AND INVOICES.

         (a) Customer shall make Milestone Payments, Major Calendar Payments and other Calendar Payments to Contractor in accordance with the Payment Plan set forth in Exhibit G (Payment Plan and Termination Liability Amounts) and Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Schedule and Incentive Amounts).

         (b) With the exception of the First Milestone Payment, which shall have been paid on or before EDC, and the [***] Payment, which shall be paid to Contractor no later than the last day of the [***] or the last day of the Cure Period, if any, as required by Article 3 (Effective Date of Contract
(EDC); [***]), each Milestone Payment shall be due upon Contractor completing the applicable Milestone and submitting to Customer a Request for Payment, accompanied by a certificate in the form of Annex I to Attachment A hereto together with such supporting data as Contractor deems necessary or appropriate. A Milestone shall not be regarded as completed, and no payment shall be made, until all the Work relevant to that Milestone has been completed and documented in accordance with applicable specifications and procedures and all the relevant documentation and Training required under this Contract for such Milestone has been provided to Customer.

         (c) With the exception of Program Calendar Payment No. 1, which shall be paid on or before July 9, 1999, Contractor shall, with respect to each Calendar Payment, provide Customer with a Request for Payment at least ten (10) Calendar Days but no more than forty-five (45) Calendar Days in advance of the date when such payment is required to be made by Customer pursuant to Exhibit G (Payment Plan and Termination Liability Amounts); provided, however, each Major Calendar Payment shall be subject to satisfaction by Contractor of the following conditions precedent:

                  (1) with respect to the Major Calendar Payment applicable to the first Launch Vehicle, as specified in Exhibit G (Payment Plan and Termination Liability Amounts), Contractor will invoice Customer one hundred eighty
                           (180) Calendar Days prior to the date of the scheduled Launch;

                  (2) with respect to the Major Calendar Payment applicable to the second Launch Vehicle, as specified in Exhibit G (Payment Plan and Termination Liability Amounts), Contractor will invoice Customer [***] Calendar Days prior to the date of the scheduled Launch;

                  (3) with each such invoice for a Major Calendar Payment, Contractor shall provide certification that the official Launch manifest, as established by the Launch Agency, provides that the Launch Date for such Launch Vehicle is no more than [***] Calendar Days from the due date of the Major Calendar Payment for the first launch and no more than [***] Calendar Days from the due date of the relevant Major Calendar Payment for the second Launch.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (d) Contractor shall telefax and airmail signed copies of each Request for Payment, invoice and accompanying certificate and any supporting data to:

                  XM Satellite Radio Inc.
                  1500 Eckington Place, NE
                  Washington, DC   20002
                  Attention:  Mr. Heinz Stubblefield
                  Sr. Vice President and CFO
                  Fax Number:  202-380-4501

         5.2 PAYMENT.

         (a) MILESTONE PAYMENTS, MAJOR CALENDAR PAYMENTS AND OTHER CALENDAR PAYMENTS.

                  (1) Customer shall pay Contractor in full each Milestone Payment, Major Calendar Payment, and other Calendar Payments, as set forth in Exhibit G (Payment Plan and Termination Liability Amounts) and Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Schedule and Incentive Amounts), within thirty (30) Calendar Days after delivery, in accordance with the procedures and upon satisfaction of the conditions set forth in Article 5.1 (Requests for Payment and Invoices), of a Request for Payment, accompanied by a certificate in the form of Annex I to Attachment A hereto, with respect to a Milestone Payment, and of an invoice, with respect to any Major Calendar Payment or other Calendar Payment, by wire transfer to the following bank account:


                           Bank:        Bank of America


                           Address:     Concord, California, U.S.A.


                           Account No.: [***]

                  (2) In no event shall the cumulative Milestone Payments made to Contractor for the Work at any point in time exceed the cumulative amounts specified up to that point in time for Milestone Payments for the Work as set forth in Exhibit G (Payment Plan and Termination Liability Amounts), as may be modified from time to time pursuant to Article 34.3 (Amendments).

                  (3) In the event of early completion by Contractor of a Milestone in advance of such Milestone completion date as set forth in Exhibit G (Payment Plan and Termination Liability Amounts), Customer shall not be obligated to make the corresponding Milestone Payment to Contractor in advance of the payment due date therefore as set forth in Exhibit G.

                  (4) Notwithstanding the foregoing, Customer, in its sole discretion, may agree to make a partial payment to Contractor for the partial completion of a Milestone event.

                  (5) Major Calendar Payments are to be made by Customer if the conditions precedent thereto are met by Contractor notwithstanding if Contractor is otherwise in default of this Contract under Article 32.2 (Termination for Contractor's Default); the Parties intend that Customer's remedy in such event is termination of this Contract (in which case no payments would be made) and not withholding of Major Calendar Payments.

                  (6) Except for disputed amounts under Article 5.3 (Disputed Amounts), all payments made by Customer to Contractor prior to and including the Major Calendar Payments and other Calendar Payments shall be deemed fully earned by Contractor upon receipt of such payments.

         (b) OTHER PAYMENTS. Except as otherwise expressly stated herein, all other payments by Customer due Contractor shall be made by wire transfer to the bank account identified in paragraph (a) above within thirty (30) Calendar Days after receipt by Customer of a telefaxed Request for Payment (followed by an airmailed original received by Customer within five (5) Calendar Days of receipt of such telefaxed request).

         5.3 DISPUTED AMOUNTS.

         (a) If Customer does not agree that the Milestone associated with a Request for Payment has been satisfactorily completed, Customer shall give written notice to Contractor within ten (10) Calendar Days after receipt by Customer of a Request for Payment. Upon receipt of such notice, the Parties' respective Program Managers shall meet and use good faith efforts to resolve such disagreement.

         (b) If the Parties' Program Managers fail to resolve such disagreement within thirty (30) Calendar Days after receipt by Customer of the Request for Payment, Customer shall deposit, subject to paragraph (d) below, within five (5) Calendar Days after expiration of the aforementioned thirty (30) Calendar Day period, all or a portion of the disputed Milestone Payment, in accordance with Table 5.3 below, into a separate, interest-bearing account to be established by Contractor at Contractor's commercial bank to hold solely and separately from all other corporate funds ("In-House Escrow Account"), any such amounts that may be disputed hereunder up to the limitations set forth in paragraph (c) below.

         (c) In no event shall any disputed amounts deposited into the In-House Escrow Account exceed the limitations set out below in Table 5.3:

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

----------------------------------------------------------------------------------------------------------------------
                                                    TABLE 5.3
                  SCHEDULE OF DISPUTED AMOUNTS THAT MAY BE DEPOSITED IN THE IN-HOUSE ESCROW ACCOUNT
----------------------------------------------------------------------------------------------------------------------
           PERIOD IN WHICH DISPUTED AMOUNTS ARISE               LIMITATION ON DISPUTED AMOUNTS THAT MAY BE DEPOSITED
                                                                           IN THE IN-HOUSE ESCROW ACCOUNT
----------------------------------------------------------------------------------------------------------------------
EDC through the last day of the ninth (9th) month following                          $[***]
EDC
----------------------------------------------------------------------------------------------------------------------
The first day of the tenth (10th) month following EDC                                $[***]
through the last day of the eleventh (11th) month following
EDC
----------------------------------------------------------------------------------------------------------------------
The first day of the twelfth (12th) month following EDC to                           $[***]
the date of Launch of the second Satellite                                 (excluding Incentive Amounts)
----------------------------------------------------------------------------------------------------------------------

         (d) To the extent, if any, the aggregate of disputed Milestone Payment amounts exceeds the applicable limitation for the period in which the dispute over the Milestone Payment arises, Customer shall pay to Contractor the excess over the applicable limitation, pending resolution of the dispute in accordance with the provisions of this Article 5.3 (Disputed Amounts).

         (e) The respective Chief Executive Officers of each Party shall meet to resolve the dispute within five (5) Calendar Days after the aforementioned thirty (30) Calendar Days following receipt by Customer of the Request for Payment.

         (f) Withheld amounts shall remain in the In-House Escrow Account, or if any amounts are paid to Contractor pursuant to paragraph (d) above, Contractor shall retain such amounts, until the Chief Executive Officers resolve the dispute relating to such disputed payments. In the event the Chief Executive Officers cannot resolve such dispute, the Parties may, upon mutual agreement, seek resolution of such dispute pursuant to Article 27.2 (Arbitration). In any event, such unresolved dispute shall be referred to arbitration pursuant to
Article 27.2 (Arbitration) after six (6) months following the date upon which such dispute was referred to the Chief Executive Officers. Contractor agrees that prior to the resolution of any dispute, including any disputes ultimately resolved in favor of Contractor, Contractor shall not remove or use any amounts deposited in the In-House Escrow Account.

         (g) In the event it is determined by the Chief Executive Officers or any arbitral tribunal that the payment deposited in the In-House Escrow Account or any part thereof is due and payable to Contractor, Contractor may then release that amount from such Account for Contractor's use and retain all interest accrued thereon. In the event it is determined by the Chief Executive Officers or any arbitral tribunal that the withheld payment or any part thereof is due and payable to Customer, such amount shall be refunded to Customer within five (5) Calendar Days after such determination, including, to the extent of the Chief Executive Officers' determination, any amounts paid by Customer, under paragraph (d) above, in excess of the limitation on disputed amounts otherwise eligible to be placed in the In-House Escrow Account, together with interest on the total thereof to be calculated in accordance with
Article 34.10 (Calculation of Interest).

         5.4 SET OFF.

         In the event one Party has not paid the second Party any amount that is due and payable to the second Party under this Contract, such second Party shall have the right to set off such amount against payments due to the first Party, provided any amount in dispute pursuant to Article 5.3 (Disputed Amounts) shall not be considered eligible for setoff while the dispute is being resolved.

         5.5 LATE PAYMENT.

         (a) The Parties acknowledge and agree that, with respect to any Milestone Payments, Major Calendar Payments, and other Calendar Payments, Contractor may suffer damages as the result of any delayed receipt of such payments and the rapid decrease, over time, of the value of the Work. Accordingly, the Parties agree that time is of the essence in the receipt by Contractor of Milestone Payments, Major Calendar Payments, and other Calendar Payments, properly due Contractor, and, subject to Article 32.3 (Termination for Customer's Default), Contractor may, upon a default in such payment by Customer, immediately and without further notice to Customer, exercise all its rights and remedies in accordance with the terms of this Contract.

         (b) For any payment under this Contract that is overdue, the Party entitled to such payment shall also be entitled to interest on such payment for each day the payment is overdue until the day payment is made, such interest to be calculated in accordance with Article 34.10 (Calculation of Interest), unless expressly provided otherwise in this Contract.

         5.6 PAYMENTS CURRENT AT LAUNCH.

         (a) With respect to any Milestone, Major Calendar Payment, or other Calendar Payment, Contractor may suspend performance if Customer does not comply with the provisions of Article 5.3 (Disputed Amounts).

         (b) Contractor shall not be required to proceed to Launch of a Satellite unless (i) Customer is current on all payments due at that point in time with respect to such Satellite, (ii) any and all disputes related to any Milestone Payment and pertaining only to such Satellite to be Launched are resolved, and (iii) any such Milestone Payment amount (related to such Satellite) held in escrow pursuant to Article 5.3 (Disputed Amounts) is released to Contractor, if it is ultimately determined that Contractor is entitled to such payments.

         5.7 SECURITY INTEREST.

         (a) Customer hereby grants Contractor a first priority security interest in any right, title, or interest Customer may have or be deemed to have in the Work to secure Customer's obligations to Contractor under this Contract. Customer shall have no interest in the Work, except as specifically provided in this Article 5.7 (Security Interest) and in paragraph (c) of Article 32.2 (Termination for Contractor's Default).

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (b) The Parties agree that, upon Contractor's reasonable request, Customer shall sign and permit Contractor to file, for precautionary purposes, appropriate Uniform Commercial Code financing statements or any similar document having the same effect in foreign countries, reflecting Contractor's right, title, and interest to the Deliverable Items prior to receipt of the Major Calendar Payments, provided that Contractor, at its sole expense, shall be responsible for preparing such financing statements and terminating such financing statements as required by this Article 5.7 (Security Interest).

         (c) Contractor agrees to release and terminate its security interest, and to terminate any related financing statements, in accordance with the following:

                  (1) Subject to Article 5.6 (Payments Current at Launch), with respect to the first Satellite, Contractor's security interest therein shall be released and terminated upon Launch of the first Satellite;

                  (2) Subject to Article 5.6 (Payments Current at Launch), with respect to the second Satellite and all other Deliverable Items under this Contract, Contractor's security interest in the second Satellite and all other Deliverable Items comprising the Work, shall be released and terminated upon Launch of the second Satellite;

                  (3) with respect to the Ground Spare Satellite, Contractor's security interest therein shall be released and terminated upon payment of [***] in deferred financing and any applicable interest thereon or Launch (whichever occurs earlier); and

                  (4) with respect to a Launch Vehicle, Contractor's security interest therein shall be released and terminated upon Contractor's receipt of the Major Calendar Payment applicable to such Launch Vehicle.

         (d) Customer represents and warrants that, prior to release of Contractor's security interest in accordance with this Article 5.7 (Security Interest), Customer's assets do not and will not secure the liabilities of any parent entity, or any other person or other entity.

         (e) The preceding representations and warranties of Customer apply
(i) with respect to the first Satellite, only prior to Launch of the first Satellite; (ii) with respect to the second Satellite and all other Deliverable Items, only prior to Launch of the second Satellite; and (iii) with respect to the Ground Spare Satellite, only prior to payment of [***] in deferred financing and any applicable interest thereon or Launch (whichever occurs earlier). Such representations and warranties of Customer shall not apply to any financing entered into by Customer or Customer's Affiliates to obtain the funding for a Major Calendar Payment required pursuant to this Contract which results in the Major Calendar Payment being made substantially concurrently with such financing being obtained for such payment.

         5.8 PAYMENT AND DEFERRED FINANCING FOR THE GROUND SPARE SATELLITE.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (a) The price for the Ground Spare Satellite will be paid in accordance with the payment plan attached hereto as Exhibit G-2 (Ground Spare Satellite Payment Plan, and Termination Liability Amounts, and Incentive Amounts).

         (b) Contractor shall provide [***] of deferred financing payable in quarterly installments of interest only, over five (5) years from the date that the Ground Spare Satellite is Available for Shipment (no earlier than [***]), with the principal of such amount to be paid at the end of such five
(5) year period. Contractor shall retain title to, and store (in accordance with Article 14.4 (Storage)), the Ground Spare Satellite prior to Launch or other disposition by Customer and repayment of principal by Customer. In the event of a Launch or other disposition of the Ground Spare Satellite by Customer, Customer shall either repay the outstanding principal balance prior to Launch Readiness Review, or provide alternative security reasonably acceptable to Contractor.

         (c) Such quarterly installments of interest shall be calculated at a rate equal to [***] compounded annually, computed beginning on the date that the Ground Spare Satellite is Available for Shipment to its Designated Launch Site, and continuing for five (5) years or until repayment of the outstanding principal.

6. ACCESS TO WORK

         6.1 FACILITIES.

         (a) Subject to Article 6.10 (Consultant Access), Contractor shall provide Customer Personnel reasonable access to all Work (including work-in-progress, documentation, and testing) at the facilities of Contractor and the Subcontractors, during regular business hours, or such other times as Work is being performed under this Contract, provided such access does not unreasonably interfere with such Work and access to Work is coordinated through Contractor's program office.

         (b) The Parties agree that Customer Personnel shall be provided fifteen
(15) non-escort permanent badges and twenty-five (25) escort permanent badges to agreed work areas where the Work is being performed, subject to Customer identifying such personnel to Contractor and such personnel satisfying Contractor's normal security clearance requirements.

         (c) Contractor shall arrange with the Launch Agency(ies) for Customer VIPs to attend the Launch of a Satellite, subject to any limitations of such Launch Agency.

         6.2 OFFICE SPACE.

         Contractor shall provide office space and facilities at Contractor's facilities for the accommodation of up to six (6) Customer Personnel. Contractor shall make reasonable work space available for such Customer Personnel at environmental test facilities (if located off site) and shall use reasonable efforts to ensure that facilities are provided for up to two (2) such Customer Personnel at other selected Major Subcontractors' plants on a temporary basis to attend meetings or witness tests, except that (i) with respect to facilities at a Designated Launch Site, Contractor shall use reasonable efforts to ensure that office space facilities are provided for up to five (5) Customer Personnel and, in the case of a Launch by Sea Launch, Contractor shall ensure that two (2) Customer Personnel are entitled to a berth on a viewing boat for an extended period of time prior to and during Launch and (ii) the facilities at the Payload Subcontractor (Alcatel) shall be on a permanent basis. At a minimum, Contractor shall provide desks, chairs, office supplies, local telephone service, reasonable long distance telephone usage, car parking facilities, and access to meeting rooms, copying machines and facsimile equipment, and, as available, access to and use of video conferencing facilities at Contractor's facilities. Customer shall reimburse Contractor for all long distance telecommunications charges, whether incurred in connection with voice or facsimile transmission or video conferencing.

         6.3 SECURITY.

         Customer Personnel visiting any facility of Contractor or a Subcontractor (i) will abide by Contractor's security regulations and/or those of its Subcontractors and any and all applicable Laws of the jurisdiction in which a Contractor or Subcontractor facility is located, provided, however, Customer Personnel are advised in writing of any such security regulations prior to such visits; (ii) subject to Article 20 (Intellectual Property Rights) and
Article 22 (Confidential Information), will use any information received in connection with the access provided hereunder only in the performance of this Contract; and (iii) will not remove any documents, materials, or other items from any facility of Contractor or its Subcontractors (other than Data and Documentation and other documents delivered to Customer Personnel for Customer's use and with no requirement to return to Contractor) without the express written consent of Contractor's Program Manager.

         6.4 DATA AND DOCUMENTATION.

         (a) Customer Personnel will have reasonable access at the facilities of Contractor and the Subcontractors, for evaluation and inspection purposes only, to (i) Data and Documentation; (ii) Work-in-progress, technical and schedule data and documentation relevant to the Work; (iii) drawings, circuit diagrams and schematics, specifications, standards or process descriptions relevant to the Work; and (iv) data and documentation provided to Contractor by its Subcontractors relevant to the Work. To facilitate Customer's work in this respect, Contractor will allow Customer Personnel reasonable access to all indexes related to the materials set forth in this paragraph (a).

         (b) Subject to Article 6.3 (Security), where the materials described in paragraph (a) are necessary for evaluation of designs, performance considerations, assessment of test plans and test results, or for any other purpose connected with the design, qualification, testing, Final Acceptance, or operation of the Work, or any part thereof, and the components thereto, Contractor will, subject to Article 22 (Confidential Information), make available to Customer Personnel copies of such documentation on the reasonable request of Customer Personnel at no charge to Customer.

         (c) All Data and Documentation shall be in the English language.

         (d) Any data provided by a Party to the other Party in electronic form shall be embodied in, or in a form compatible with, commercially available software.

         6.5 ELECTRONIC ACCESS.

         (a) With respect to electronically generated information, Contractor will provide Customer with a copy of and/or electronic access (via the Internet, Contractor e-mail, proprietary or otherwise, or as agreed upon) to such information as is necessary to keep Customer advised, on a current basis, of program issues, decisions, and problems. Contractor shall provide Customer Personnel access to Contractor's electronic mail systems through the Internet, such access to be at Customer's cost. If requested in writing by Customer, Contractor shall establish secure data links between its and Customer's facilities such that Customer has remote electronic access to those project-related documents identified in Exhibit B (SOW); provided, however, Contractor shall be required to provide such links for a high-data transfer rate (such as for satellite telemetry) only on an as needed basis, with each Party bearing the costs of establishing the link at its end.

         (b) Contractor will also provide Customer Personnel with "real time" access to all measured data for the Work taken at Contractor's and/or Subcontractors' facilities on a non-interference, no-cost basis.

         6.6 MEETINGS AND REVIEWS.

         (a) Customer Personnel shall be entitled to attend the meetings and reviews (including meetings and reviews held by electronic means) of Contractor and of Contractor with any Subcontractor(s) where such meetings and reviews (or portions of such meetings and reviews) are related to Customer's project schedule, management, engineering, design, manufacturing, integration, testing, or Launch and shall have the right to participate in and make recommendations, but not to control, give directions or assign actions, in all meetings and reviews at the system, subsystem and unit level, as well as in internal program reviews. Contractor shall (i) submit an agenda at least ten (10) Calendar Days in advance of the meeting or review, (ii) take minutes, (iii) maintain an action items list, and (iv) circulate the minutes and action items to Customer within five (5) Calendar Days following the meeting or review.

         (b) In the event a meeting or review is convened at the facilities of Contractor or a Subcontractor relating to the Work, Contractor shall, except as otherwise provided in these Terms and Conditions of this Contract, provide reasonable advance notice in writing to Customer (e.g., one week for regularly scheduled meetings) and shall make reasonable and appropriate arrangements to facilitate the entry of Customer Personnel to the meeting place.

         (c) Notwithstanding the foregoing, Customer and Contractor acknowledge and agree that a large number of meetings, including impromptu meetings, will be held during the normal course of performance of this Contract and that, in all instances of meetings relating to this Contract, notice to Customer or Customer's presence at all such meetings may not be practicable. Accordingly, Contractor is not required to provide notice to Customer of such impromptu, unscheduled, informal and otherwise casual meetings (informal meetings), provided that Contractor shall supply to Customer within a reasonable time following any such informal meeting, any material notes, decisions, actions items or other such product of such informal meetings that would otherwise be provided to Customer at meetings Customer would normally attend.

         6.7 LAWS.

         Contractor's obligations under this Article 6 (Access to Work) shall be subject to any and all applicable Laws of any country, state, or territory having jurisdiction over the Work, and to Contractor's standard security rules and regulations; provided, however, Contractor shall use its best efforts to ensure its internal security rules and regulations do not unduly restrict access or viewing by Customer Personnel.

         6.8 NO RELIEF.

         The inspection, examination, observation, agreement to or approval, waiver or deviation by Customer with respect to any design, drawing, specification, or other documentation produced under this Contract shall not relieve Contractor from fulfilling its contractual obligations or result in any liability being imposed on Customer, unless and to the extent such waiver, deviation, agreement, or approval specifically provides in writing for such relief to Contractor or such imposition of liability on Customer.

         6.9 MAJOR SUBCONTRACTS.

         Contractor shall require that any Major Subcontract entered into substantially concurrently with or following the execution of this Contract include a provision substantially similar to this Article 6 (Access to Work) to ensure Customer's rights under this Contract, but Contractor shall not be required to amend any bulk procurement contract to include such provision.

         6.10 CONSULTANT ACCESS.

         Customer shall submit to Contractor the individual name(s) and citizenship information pertaining to any proposed representatives or Consultants who require access to any premises and/or any Contractor or Subcontractor proprietary information, and Contractor shall have the right to approve such access for such representatives or Consultants. Contractor shall approve or disapprove of any such individual name(s) submitted by Customer for such access within five (5) Business Days of Customer's submission except in the case of submissions made during Contractor's end-of year Holiday shutdown, in which case Contractor shall provide such approval or disapproval within ten (10) Business Days. Such approval shall not be withheld by Contractor unless (i) Contractor reasonably believes such representative or Consultant is employed by, or is an Affiliate of a direct competitor of Contractor, or (ii) Contractor has knowledge of incidents in which such representative or Consultant demonstrated behavior or activity that, in Contractor's reasonable judgment, is incompatible with Contractor's ability to achieve the objectives of this Contract. In the event Contractor disapproves of a representative or Consultant proposed by Customer, Contractor shall provide Customer with an explanation, which need not be written, of its reasons for disapproval.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         7. DELIVERY AND DELIVERY INCENTIVES

         (a) Deliverable Items, as listed in Table 7.1 below, shall be Delivered by Contractor to the destinations indicated, on or before the dates ("Delivery Dates") specified in such Table, as such Delivery Dates may be adjusted in accordance with this Contract.

-------------------------------------------------------------------------------------------------------------------
                                    TABLE 7.1
                                DELIVERY SCHEDULE
-------------------------------------------------------------------------------------------------------------------
      DELIVERABLE ITEM                  DELIVERY DATE OR PERFORMANCE DATE      PLACE OF DELIVERY
-------------------------------------------------------------------------------------------------------------------
1.    1st Satellite, Launch             December 31, 2000*                     Specified Orbital Location for the
      Campaign, Launch Services,                                               Satellite, and other locations for
      and LEOP (1st Satellite to                                               the provision of services as
      Initial Handover)                                                        specified in Exhibit B (SOW)
-------------------------------------------------------------------------------------------------------------------
2.    Pre-Eclipse Test Report with      [***] following completion of          Customer's Facilities
      respect to the 1st Satellite       In-Orbit Testing
-------------------------------------------------------------------------------------------------------------------
3.    Post-Eclipse Test Report          [***] following the end of the         Customer's Facilities
      with respect to the 1st           first full eclipse period after
      Satellite                         Launch
-------------------------------------------------------------------------------------------------------------------
4.    2nd Satellite, Launch             April 11, 2001*                        Specified Orbital Location for the
      Campaign, Launch Services,                                               Satellite, and other locations for
      and LEOP (2nd Satellite to                                               the provision of services as
      Initial Handover)                                                        specified in Exhibit B (SOW)
-------------------------------------------------------------------------------------------------------------------
5.    Pre-Eclipse Test Report with      [***] following completion of          Customer's Facilities
      respect to the 2nd Satellite      In-Orbit Testing
-------------------------------------------------------------------------------------------------------------------
6.    Post-Eclipse Test Report          [***] following the end of the         Customer's Facilities
      with respect to the 2nd           first full eclipse period after
      Satellite                         Launch
-------------------------------------------------------------------------------------------------------------------
7.    Ground Spare Satellite            [***]                                  FOB Contractor's Facilities
-------------------------------------------------------------------------------------------------------------------

                                       34


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


-------------------------------------------------------------------------------------------------------------------
                                    TABLE 7.1
                                DELIVERY SCHEDULE
-------------------------------------------------------------------------------------------------------------------
8.    Mission Support Services           [***]                                 Contractor's Facilities
-------------------------------------------------------------------------------------------------------------------
9.    a. Communications Payload          [***]                                 Customer's facilities in
      Simulator**                                                              Washington, DC
      b. Ground Encryptors
-------------------------------------------------------------------------------------------------------------------
10.   Satellite Control Software***      [***]                                 Customer's Primary and Back-Up
                                                                               Satellite Control Centers
-------------------------------------------------------------------------------------------------------------------
11.   Dynamic Spacecraft Simulator       [***]                                 Primary Satellite Control Center
      Software and Hardware
-------------------------------------------------------------------------------------------------------------------
12.   Training                          Per Exhibit B (SOW)                    Per Exhibit B (SOW)
-------------------------------------------------------------------------------------------------------------------
13.   Data & Documentation              Per Exhibit B (SOW)                    Per Exhibit B (SOW)
-------------------------------------------------------------------------------------------------------------------

* Assumes (i) Customer makes Program Calendar Payment No.1 on or before July 9, 1999 and (ii) Customer makes timely payment in respect of Engineering Model Reflector Work Nos. 1, 2 and 3 in accordance with Exhibit G (Payment Plan and Termination Liability Amount).

** In case of a problem with the Satellite, the engineering models delivered with the Communications Payload Simulator will be returned to Contractor, at Contractor's cost, for investigation and testing.

*** If after final definition of the training program provided for in Exhibit B of this Contract, Customer determines, in its reasonable discretion, that the [***] time period available for on-site operator training at Customer's facilities is not sufficient, Contractor agrees to install, at [***], software that is the then current release of the Satellite Control Center Software to be provided under this Contract in order to provide additional time for such training.

         (b) Contractor understands and agrees that, with respect to the Delivery Dates for all Deliverable Items, whether those items are set out in this Contract or subsequent Amendments to this Contract, time is of the essence under this Contract. Nothing in the foregoing sentence shall in any way modify either the specific remedies for default specified elsewhere in this Contract, including Article 10 (Liquidated Damages for Late Delivery), Article 32.2 (Termination for Contractor's Default), or Article 10.3 (Termination for Unexcused Delay), or the specific dispute resolution requirements specified in this Contract.

         (c) Packing and shipping shall be in accordance with standard commercial practices of the aerospace industry and applicable Laws and shall be effected in such a manner so as to ensure that the item reaches its destination undamaged.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (d) Contractor's obligation to Deliver the Work in accordance with the Delivery Schedule set forth in Table 7.1 above is conditioned upon the following occurring on or before July 9, 1999: (i) Contractor receives Program Calendar Payment No. 1 in the amount of Sixty-Eight Million Dollars ($68,000,000) and (ii) Customer raises a minimum of [***] in financing.

         (e) If Contractor Launches both the first Satellite and the second Satellite on or before December 31, 2000, Customer shall pay Contractor an amount equal to Six Million Dollars ($6,000,000) (in addition to the Contract Price) on or before thirty (30) Calendar Days after Launch of the second Satellite.

8. INSPECTION AND FINAL ACCEPTANCE

         8.1 PRELIMINARY INSPECTIONS.

         Preliminary inspections of all Work may be made by Customer or its designated representative at Contractor's or a Subcontractor's facility. All such inspections shall be made in the presence of a representative of Contractor. In the event Customer informs Contractor in writing of any Defects in the Work, Contractor shall remedy such Defects pursuant to the procedures to remedy Defects as set forth in Article 13 (Corrective Measures in Unlaunched Satellites and Other Deliverable Items).

         8.2 SHIPMENT READINESS REVIEW.

         (a) Prior to shipment of each Satellite to the Designated Launch Site, Contractor shall conduct a Shipment Readiness Review in accordance with the requirements contained in Exhibit B (SOW) and Exhibit D (Test Plan Requirements) at Contractor's plant. The Shipment Readiness Review shall consist of reviewing the Satellite's ground test results in accordance with Exhibit D (Test Plan Requirements). Contractor shall provide Customer at least fifteen (15) Business Days advance written notice of the first Shipment Readiness Review for each Satellite. Customer shall have the right to witness such review and the right to either concur or not concur that the Satellite under review meets the requirements of this Contract and is ready for shipment.

         (b) The Shipment Readiness Review shall verify:

                  (1) the Satellite's ground testing has been completed in accordance with Exhibit D ( Test Plan Requirements); and

                  (2) except as provided in paragraph (c) below, all Defects have been corrected; and

                  (3) the Satellite, ground support equipment for handling and/or transporting the Satellite in preparation for Launch, and supporting documentation are ready for shipment based on an inspection of the Satellite and such ground support equipment and an examination of such supporting documentation.

         (c) It is the intent of the Parties that all Work that can be accomplished at Contractor's facility will be completed prior to shipment to the Designated Launch Site. Notwithstanding that intent, Contractor may, with respect to certain limited Defects, conclude that such Defects can be effectively remedied after shipment, in which case Contractor may, after receipt of written approval from Customer, ship a Satellite to the Designated Launch Site where such Defects shall be remedied.

         (d) Successful completion of the Shipment Readiness Review for each Satellite shall arise upon the occurrence of any of the following:

                  (1) The Shipment Readiness Review demonstrates compliance in all respects with the provisions of paragraph (b) above; Customer shall notify

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Contractor of its acceptance of the Shipment
                           Readiness Review within a maximum of three (3) Business Days following completion of such review; or

                  (2) The Shipment Readiness Review complies in all respects with paragraph (b) above, save for minor non-conformances or discrepancies that have not been corrected but which Contractor demonstrates to Customer's satisfaction at the review have no adverse effect upon the performance of the Satellite; Customer shall notify Contractor of its acceptance of the Shipment Readiness Review and the waiver of its right to compel correction within three (3) Business Days following completion.

         (e) If the Shipment Readiness Review reveals any Defects that require correction, Customer shall, within three (3) Business Days after such review, notify Contractor in writing of its rejection of the Shipment Readiness Review and request correction of such Defects. Contractor shall, at its expense, promptly correct the Defects referred to therein and, promptly following such correction, shall notify Customer that the corrections have been made and shall invite Customer to send Customer Personnel to attend an inspection at which they will be entitled to verify such corrections have been satisfactorily made (second round Shipment Readiness Review). Customer shall be given at least three
(3) Business Days written notice of such inspection. The provisions of this
Article 8.2 (Shipment Readiness Review) shall thereafter apply similarly to that inspection as if that inspection was the original Shipment Readiness Review. In the event of any disagreement between Customer and Contractor relating to the second round Shipment Readiness Review, the Senior Executive Level representatives of the Parties shall use best reasonable efforts promptly to resolve such dispute.

         (f) In the event of any waiver by Customer of its right to compel correction of a Defect, Contractor shall nevertheless provide Customer with a written price proposal for the cost of correction of such Defect at the time of waiver ("Baseline Correction Cost").

         (g) Notwithstanding anything to the contrary herein, Contractor shall correct any Defects previously waived by Customer, if requested by Customer and if time permits consistent with the Launch schedule. In such event, Contractor and Customer agree that the cost of such correction shall be shared as follows: Contractor shall be solely responsible for the cost of correction of the previously waived Defect up to the Baseline Correction
Cost. If the cost of correction of the previously waived Defect exceeds the Baseline Correction Cost, Contractor and Customer [***] above and beyond the Baseline Correction Cost, up to a maximum aggregate increased cost amount of [***]. Any cost of correction in excess of the Baseline Correction Cost [***], shall be the sole responsibility of Customer.

         (h) Upon successful completion of the Shipment Readiness Review, such Satellite shall be deemed to be Available for Shipment and shall be shipped to its applicable Designated Launch Site.

         8.3 FLIGHT READINESS REVIEW.

         (a) Prior to integration of each Satellite with a Launch Vehicle at the Designated Launch Site, a Flight Readiness Review (FRR) shall be conducted by Contractor in accordance with Exhibit B (SOW) and Exhibit D (Test Plan Requirements). Contractor shall give Customer at least five (5) Business Days written notice of the FRR. The purpose of the FRR is for Contractor to confirm that each Satellite is ready to be integrated with a Launch Vehicle. Prior to integration of such Satellite with a Launch Vehicle, any Defects in such Satellite or other equipment as may remain from the Shipment Readiness Review, or resulting from shipment or otherwise discovered during Satellite launch preparations, shall have been remedied pursuant to the procedures to remedy Defects as set forth in Article 13 (Corrective Measures in Unlaunched Satellites and Other Deliverable Items).

         (b) Successful completion of the FRR shall arise upon the occurrence of any of the following:

                  (1) The FRR demonstrates compliance in all respects with the provisions of this Contract; Customer shall notify Contractor in writing of its acceptance of the FRR at the FRR; or

                  (2) The FRR demonstrates compliance with the provisions of this Contract, save for minor non-conformances or discrepancies that have not been corrected but that Contractor, at the review, demonstrates to Customer's satisfaction have no adverse effect upon the performance of the Satellite; Customer shall notify Contractor in writing of its acceptance of the FRR and the waiver of its right to compel correction at the FRR.

         (c) If the FRR reveals any Defects that require correction, Customer shall, at the FRR, notify Contractor in writing of its rejection of the FRR and request correction of such Defects. Contractor shall, at its expense, correct such Defects and, following such correction, shall notify Customer that the corrections have taken place and invite Customer to send Customer Personnel to attend an inspection to verify that such corrections have been satisfactorily made (second round FRR). Customer shall be given at least three (3) Business Days written notice of such inspection. Customer shall notify Contractor in writing of its acceptance or rejection of the second round FRR at the second round FRR. In the event of any disagreement between Customer and Contractor relating to the second round FRR, the Senior Executive Level representatives of the Parties shall use reasonable efforts promptly to resolve such dispute.

         (d) In the event of any waiver by Customer of its right to compel correction of a Defect, Contractor shall nevertheless provide Customer with a written price proposal for the cost of correction of such Defect at the time of waiver ("Baseline Correction Cost").

         (e) Notwithstanding anything to the contrary herein, Contractor shall correct any Defects previously waived by Customer, if requested by Customer and if time permits consistent with the Launch schedule. In such event, Contractor and Customer agree that the cost of such correction shall be shared as follows:
Contractor shall be solely responsible for the cost of

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

correction of the previously waived Defect up to the Baseline Correction Cost. If the cost of correction of the previously waived Defect exceeds the Baseline Correction Cost, Contractor and Customer [***] above and beyond the Baseline Correction Cost, up to a maximum aggregate increased cost amount of [***]. Any cost of correction in excess of the Baseline Correction Cost [***] shall be the sole responsibility of Customer.

         (f) Upon successful completion of the FRR, the Satellite shall be released by Customer for integration with the Launch Vehicle.

         8.4 LAUNCH READINESS REVIEW.

         In accordance with the provisions of Exhibit B (SOW), Contractor shall support the Launch Agency during the Launch Agency's Launch Readiness Review. In the event any Defect in the Satellite is discovered during the Launch Readiness Review, Contractor shall correct such Defects in accordance with Article 13 (Corrective Measures in Unlaunched Satellites and Other Deliverable Items).

         8.5 IN-ORBIT TESTING AND FINAL ACCEPTANCE OF SATELLITES.

         (a) IN-ORBIT TESTING.

                  (1) Upon arrival of each Launched Satellite at its Specified Orbital Location, Contractor shall perform tests and analyses on such Satellite in accordance with the In-Orbit Test Plan, developed by Contractor and approved by Customer, pursuant to the requirements of Exhibit B (SOW) and Exhibit D (Test Plan Requirements) to determine whether and to what extent such Satellite meets the requirements set forth in such In-Orbit Test Plan.

                  (2) For each Satellite, promptly upon completion of Pre-Eclipse In-Orbit Testing, Contractor shall conduct an in-orbit acceptance review and provide a documentation package setting forth the in-orbit test data required by, and in a condition fully conforming to, the requirements of Exhibit B (SOW) and Exhibit D (Test Plan Requirements). "Initial Handover" of a Satellite shall occur upon completion of Pre-Eclipse In-Orbit Testing and provision of such In-Orbit Acceptance Test Review documentation package. Customer may begin commercial use of a Satellite upon Initial Handover of such Satellite.

                  (3)      Subject to Article 8.10 (Launch and Early Operations
                           (LEOP)), promptly upon completion of Pre-Eclipse In-Orbit Testing, but no later than sixty (60) Calendar Days after Launch, Contractor shall furnish Customer with the Pre-Eclipse Test Report in full compliance with the requirements of this Contract.

                  (4) Promptly upon completion of In-Orbit Testing and one full eclipse period, Contractor shall furnish Customer with the Post-Eclipse Test Report in full compliance with the requirements of this Contract; provided, however, in the case of a Constructive Total Loss, Contractor may so furnish such Post-Eclipse Test Report prior to one full eclipse period.

         (b) FINAL ACCEPTANCE OF PRE-ECLIPSE AND POST-ECLIPSE TEST REPORTS AND SATELLITES.

                  (1) Final Acceptance of the Pre-Eclipse Test Report and Post-Eclipse Test Report shall be in accordance with the provisions of paragraph (c) of Article 8.9 (Data and Documentation).

                  (2) Except as provided in Article 14.4(h)(i) (Storage), Final Acceptance of each Satellite shall occur upon successful completion of In-Orbit Testing following arrival of the Satellite at its Specified Orbital Location and confirmed by Contractor providing to Customer the Pre-Eclipse and Post-Eclipse Test Reports in a condition fully conforming to the provisions of this Contract.

         (c) In all circumstances in which a Satellite is a Constructive Total Loss or Total Loss, Contractor shall have no further acceptance obligations with respect to such Satellite, except to provide a loss investigation report.

         8.6 FINAL ACCEPTANCE OF GROUND SPARE SATELLITE.

         Final Acceptance of the Ground Spare Satellite, if the option to purchase the Ground Spare Satellite is exercised pursuant to Article 30 (Options), shall occur when such Ground Spare Satellite is Available for Shipment, unless, within a reasonable period of time (to permit Contractor to conduct the necessary actions to support a Launch of the Ground Spare Satellite) prior to the Available for Shipment date for the Ground Spare Satellite, Customer notifies Contractor that it intends to launch the Ground Spare Satellite. In such event, Final Acceptance of such Ground Spare Satellite shall be determined in accordance with the appropriate provisions of this Contract or as otherwise mutually agreed by the Parties.

         8.7 SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS.

         Final Acceptance of Satellite Control Software and Ground Encryptors shall occur only upon (i) Contractor furnishing the Satellite Control Software and Ground Encryptors at the places specified in Table 7.1 of Article 7 (Delivery), and (ii) completion of acceptance testing in accordance with Exhibit B (SOW) and a Test Plan to be mutually developed by the Parties and approved by Customer demonstrating the Satellite Control Software and Ground Encryptors are furnished in a condition fully conforming to the provisions of this Contract. The Satellite Control Software and Ground Encryptors shall be deemed to be in a condition fully conforming to the provisions of this Contract unless rejected by Customer in writing within fifteen (15) Business Days after Delivery of the Satellite Control Software and Ground Encryptors. If the Satellite Control Software and/or Ground Encryptors are unacceptable, Customer shall, within the said fifteen (15) Business Days, notify Contractor in writing in which respects the Satellite Control Software and Ground Encryptors contain any Defects. Contractor shall promptly correct the Defects referred to therein and notify Customer that the corrections have been made. The provisions of this Article 8.7 (Satellite Control Software and Ground Encryptors) shall thereafter apply to the corrected Satellite Control Software and Ground Encryptors.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         8.8 DYNAMIC SPACECRAFT SIMULATOR AND COMMUNICATIONS PAYLOAD SIMULATOR.


         Final Acceptance of each of the Dynamic Spacecraft Simulator and Communications Payload Simulator ("Simulators") shall occur only upon (i) Contractor furnishing the Simulators at the places specified in Table 7.1 of
Article 7 (Delivery) and (ii) completion of acceptance testing in accordance with Exhibit B (SOW) and a Test Plan to be mutually developed by the Parties and approved by Customer no later than [***] demonstrating each Simulator is furnished in a condition fully conforming to the provisions of this Contract.
A Simulator shall be deemed to be in a condition fully conforming to the provisions of this Contract unless rejected by Customer in writing within fifteen (15) Business Days after receipt of said Simulator. If a Simulator is unacceptable, Customer shall, within the said fifteen (15) Business Days, notify Contractor in writing in which respects the Simulator contains any Defects. Contractor shall promptly correct the Defects referred to therein and notify Customer that the corrections have been made. The provisions of this Article 8.8 (Dynamic Spacecraft Simulator and Communications Payload Simulator) shall thereafter apply to the corrected Simulator.

         8.9 DATA AND DOCUMENTATION.

         (a) Final Acceptance of Data and Documentation, or any part thereof, shall occur only when the Data and Documentation, or such part thereof, have been furnished to Customer in a condition fully conforming to the provisions of this Contract. Any Data and Documentation furnished to Customer shall be accompanied by written notice from Contractor specifying that portion of the Data and Documentation being furnished.

         (b) Data and Documentation, or any part thereof, other than Data and Documentation that requires approval and acceptance by Customer in accordance with (c) below, shall be deemed to be in a condition fully conforming to the provisions of this Contract unless rejected by Customer in writing within fifteen (15) Business Days after receipt of said Data and Documentation, or part thereof. If such Data and Documentation, or part thereof, not requiring approval and acceptance by Customer, are unacceptable, Customer shall, within the said fifteen (15) Business Days, notify Contractor in writing in which respects the Data and Documentation, or part thereof, contain any Defects. Contractor shall promptly correct the Defects referred to therein and shall notify Customer that the corrections have been made. The provisions of this Article 8.9 (Data and Documentation) shall thereafter apply to the corrected Data and Documentation.

         (c) Final Acceptance of any Data and Documentation requiring approval by Customer in accordance with Exhibit B (SOW) shall occur when such approval has been granted by Customer in writing. Customer shall notify Contractor in writing of its acceptance or rejection of such Data and Documentation within fifteen (15) Business Days after receipt of such Data and Documentation by Customer; failing such response, the Parties shall be deemed forthwith to be in dispute and their rights shall be determined in accordance with the provisions of Article 27 (Dispute Resolution).

         8.10 LAUNCH AND EARLY OPERATIONS (LEOP).

         Final Acceptance of LEOP services for each Satellite shall occur upon Contractor furnishing to Customer LEOP services in accordance with the Delivery Schedule and in a condition fully conforming to the provisions of this Contract, including furnishing the Pre-Eclipse Test Report and Post-Eclipse Test Report in accordance with Article 8.5 (In-Orbit Testing and Final Acceptance of Satellites). LEOP services shall be deemed to be in a condition fully conforming to the requirements of this Contract unless rejected by Customer in writing within ten (10) Business Days after the date Customer has knowledge of the non-conforming condition. If the LEOP services furnished are unacceptable, Customer shall, within the said ten (10) Business Days, notify Contractor in writing in which respects the LEOP services contain any Defects. Contractor shall correct such Defects, to the extent possible, within fifteen (15) Calendar Days of receipt of notice and shall notify Customer that the corrections have been made. The provisions of this Article 8.10 (Launch and Early Operations
(LEOP)) shall thereafter apply to the corrected LEOP services.

         8.11 RESERVED.

         8.12 TRAINING.

         Final Acceptance and Delivery of Training, or any part thereof, shall occur upon Contractor furnishing Training to Customer and its Satellite Operator, or such part thereof, in accordance with the Delivery Schedule and in a condition fully conforming to the provisions of this Contract. Any Training furnished to Customer shall be accompanied by written notice from Contractor specifying that portion of the Training being furnished. Training, or any part thereof, shall be deemed to be in a condition fully conforming to the requirements of this Contract unless rejected by Customer in writing within five
(5) Business Days after the date Customer has knowledge of the non-conforming condition. If such Training or part thereof is unacceptable, Customer shall, within the said five (5) Business Days, notify Contractor in writing in which respects the Training, or part thereof, contains any Defects. Contractor shall promptly correct such Defects and shall notify Customer that the corrections have been made. The provisions of this Article 8.12 (Training) shall thereafter apply to the corrected Training.

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9. TITLE AND RISK OF LOSS

         9.1 TRANSFER OF TITLE.

         Transfer of title, free and clear of all liens and encumbrances of any kind, to each Deliverable Item (other than Satellites) shall pass to Customer at Final Acceptance of such Deliverable Item. Transfer of title, free and clear of all liens and encumbrances of any kind, to each Satellite shall pass to Customer at the time of Initial Handover of such Satellite, or, in the event of a Constructive Total Loss or Total Loss of such Satellite, at the time of such Constructive Total Loss or Total Loss, or, in the event such Satellite is placed in storage, as provided in Article 14.4 (Storage).

         9.2 TRANSFER OF RISK OF LOSS.

         Risk of loss or damage to each Deliverable Item shall pass to Customer at Final Acceptance of such Deliverable Item; provided, however, risk of loss or damage to each Satellite and its Launch Vehicle shall pass at Launch of such Launch Vehicle; provided, however, (x) in the event of a Terminated Ignition for a Satellite, risk of loss or damage for such Satellite and its Launch Vehicle shall revert to Contractor upon such Terminated Ignition and shall again pass to Customer upon the subsequent Launch of such Satellite and its Launch Vehicle, and (y) in the event a Satellite is placed in Storage, risk of loss or damage to such Satellite shall pass in accordance with Article 14.4 (Storage).


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requested with respect to the omitted portions.

10. LIQUIDATED DAMAGES FOR LATE DELIVERY.

         10.1 LIQUIDATED DAMAGES.

         (a) The Parties acknowledge and agree that failure to meet the Delivery Dates specified in Article 7 (Delivery) will cause substantial financial loss or damage being sustained by Customer. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine estimate of the loss that would be suffered by Customer by reason of any such delay (which losses would be difficult or impossible to calculate with certainty). The liquidated damages in this Article 10.1 (Liquidated Damages) are in addition to the liquidated damages for delay in the launch of the Satellites described in paragraph (e) of Article 28 (Launch Services).

         (b) In the event Contractor fails to Deliver the first or second Satellite on or before the ninety-seventh (97th) Calendar Day following its respective Delivery Date, as such date may be adjusted in accordance with this Contract (the "Grace Period Expiration Date"), Contractor agrees to pay Customer with respect to such Satellite, as liquidated damages and not as a penalty, the following amounts for the period beginning on the first (1st) day following the Grace Period Expiration Date and continuing for a period thereafter not to exceed one hundred eighty (180) Calendar Days (the "Damages Period"):

                  (1) [***] for each Calendar Day during the period commencing on the first (1st) Calendar Day of the Damages Period for such Satellite and continuing through the one hundred twentieth (120th) Calendar Day of the Damages Period;

                  (2) [***] for each Calendar Day during the period commencing on the one hundred twenty-first (121st) Calendar Day of the Damages Period for such Satellite and continuing through the one hundred eightieth (180th) Calendar Day of the Damages Period.

         (c) In the event Contractor fails to Deliver the Ground Spare Satellite on or before [***] following the Delivery Date [***], as such date may be adjusted in accordance with this Contract (the "Ground Spare Grace Period Expiration Date"), Contractor agrees to pay Customer with respect to such Satellite, as liquidated damages and not as a penalty, the following amounts for the period beginning on the first (1st) day following the Ground Spare
Grace Period Expiration Date and continuing for a period thereafter not the exceed [***] (the "Ground Spare Damages Period"):

                  (1) If the Ground Spare Satellite is used as an additional satellite, [***] for each Calendar Day during the period commencing on the first (1st) Calendar Day of the Ground Spare Damages Period for such Satellite and continuing through [***] of the Ground Spare Damages Period.

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                  (2)      If the Ground Spare Satellite is used as a
                           replacement Satellite, [***] for each Calendar
                           Day during the period commencing on the first (1st) Calendar Day of the Ground Spare Damages Period for such Satellite and continuing through [***] of the Ground Spare Damages Period.

                  (3) If the Ground Spare Satellite is used as an additional Satellite, [***] for each Calendar Day during the period commencing on [***] of the Ground Spare Damages Period for such Satellite and continuing through the one hundred eightieth (180th) Calendar Day of the Ground Spare Damages Period.

                  (4) If the Ground Spare Satellite is used as a replacement Satellite, [***] for each Calendar Day during the period commencing on [***] of the Ground Spare Damages Period for such Satellite and continuing through [***] of the Ground Spare Damages Period.

         (d) The total amount of liquidated damages for failure to meet the Delivery Date for a Satellite (except the Ground Spare Satellite) shall not exceed Eight Million Dollars ($8,000,000); the total aggregate amount of liquidated damages for failure to meet the Delivery Dates of the first two Satellites shall not exceed Sixteen Million Dollars ($16,000,000); and the total amount of liquidated damages for failure to meet the Delivery Date for the Ground Spare Satellite shall not exceed Six Million Five Hundred Thousand Dollars ($6,500,000.00) if it is used as an additional satellite, or Six Million Three Hundred Thousand Dollars ($6,300,000.00) if it is used as a replacement satellite.

         (e) The liquidated damages amounts (daily and maximum amounts) set forth in paragraphs (b), (c) and (d) above shall, at Customer's request, be adjusted pro rata should the Satellite portion of the Contract Price be modified pursuant to an Amendment to this Contract.

         (f) With regard to liquidated damages for late delivery of a Satellite pursuant to this Article 10.1 (Liquidated Damages), a delay caused by a Launch Agency shall be deemed a Contractor Excusable Delay for the first one hundred eighty (180) Calendar Days of such delay; any Launch Agency delay after such one hundred eighty (180) Calendar Days shall not be deemed an Excusable Delay for the purposes of calculating Contractor's liquidated damages under this Article 10 (Liquidated Damages for Late Delivery).

         10.2 EXCLUSIVE REMEDY.

         Except as otherwise specifically provided in this Contract, the liquidated damages provided in this Article 10 (Liquidated Damages for Late Delivery) shall be the sole and exclusive remedy for late Delivery of a Satellite and shall be in lieu of all monetary damages of


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any kind, provided Customer may terminate this Contract in accordance with
Article 32.2 (Termination for Contractor's Default).

         10.3 TERMINATION FOR UNEXCUSED DELAY.

         (a) In the event the Damages Period for any Satellite has expired and the maximum total liquidated damages for such Satellite have been levied, Customer may exercise its right to terminate this Contract, in whole or in part, for cause pursuant to the provisions of Article 32.2 (Termination for Contractor's Default), in which case Customer's rights shall be governed by the provisions of that Article.

         (b) If, at [***], the Launch Agency has failed to establish the Launch Slot for the first Satellite to begin no later than [***], then Customer may exercise its right to terminate this Contract, in whole or in part, for cause pursuant to Article 32.2 (Termination for Contractor's Default), in which case, Customer's rights and obligations shall be governed by such Article. The foregoing shall also apply if, with respect to the second Satellite, at [***], the Launch Agency has failed to establish the Launch Slot for the second Satellite to begin no later than [***]. Provided Contractor is able to schedule Launch for each Satellite on another Launch Vehicle prior to [***] as to the first Satellite and [***] as to the second Satellite, Contractor shall, as agreed by Customer, schedule such Launch on either an H-IIA or Long March 3B Launch Vehicle (at no additional cost to Customer) or on another Launch Vehicle. If Launch is scheduled on a Launch Vehicle other than an H-IIA or Long March 3B Launch Vehicle, Customer shall pay the difference between the amount Customer is required to pay for the Sea Launch Launch Vehicle and the cost of such other Launch Vehicle, including Contractor's reasonable financing costs. In the event Customer, in accordance with the provisions of this Contract, terminates the launch portion of this Contract for either or both of the first Satellite and/or the second
Satellite, then (i) the Parties shall amend those portions of this Contract related to such termination (e.g., transfer of title and risk of loss, delivery schedule, acceptance, liquidated damages, termination liability and this Article 10.3(b)) as appropriate to reflect an on-ground delivery of the relevant Satellite, (ii) Contractor shall perform, without charge (except to the extent included in the Contract Price), Launch Campaign, Mission Support and LEOP Services for any launch services substituted by Customer for the Launch Services terminated hereunder, provided, however, Customer shall pay Contractor for those extra costs incurred by Contractor as a result of providing Launch Campaign, Mission Support and LEOP Services to a location other than one contemplated hereunder, (iii) Customer shall pay Contractor for those extra costs incurred by Contractor as a result of shipping the applicable Satellite to a launch site other than one contemplated hereunder, and (iv) if requested by Customer, Contractor shall perform launch management services for the substituted launch services at a price mutually agreed by the Parties.

         (c) Liquidated damages shall not accrue for the late Delivery of any portion of the Work after termination of this Contract for Contractor's default, in accordance with its terms. Notwithstanding the foregoing, Customer's right to terminate this Contract, as permitted by this Contract, due to Contractor's late Delivery shall not prejudice Customer's right to collect those liquidated damages that accrued to Customer prior to any such termination.


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11. EXCUSABLE DELAY

         11.1 EXCUSABLE DELAY DEFINED.

         (a) With respect to Contractor's performance of its obligations under this Contract, an "Excusable Delay" shall be any delay in the performance of the Work, in whole or in part, caused by an event that is beyond the reasonable control of Contractor, its Subcontractors or their respective Affiliates, including any acts of government in its sovereign capacity (including the refusal, suspension, withdrawal, or non-renewal of export or import licenses essential to the performance of the Contract); any acts of a Launch Agency (deemed to be an Excusable Delay under paragraph (f) of Article 10.1 (Liquidated Damages)); war (whether declared or undeclared), outbreak of national hostilities, invasion or sabotage; fire, earthquake, flood, epidemic, explosion, or quarantine restriction; strike or work slow down (other than at Contractor's or a Subcontractor's facilities) not reasonably within Contractor's control; freight embargoes; acts of God; or failure by Customer to meet its responsibilities under this Contract where such Customer failure inhibits Contractor's ability to satisfy its Delivery obligations under this Contract; provided written notice is given to Customer, in writing, within ten (10) Business Days after Contractor shall have first learned of the occurrence of such an event. Notwithstanding the foregoing, failure by Contractor to provide such notice shall not prevent such an event from qualifying as an Excusable Delay provided Customer's Program Manager has actual notice of such event by means of publicly and commonly available sources (e.g., national or global coverage of major natural disaster) prior to Customer suffering any prejudice from Contractor's failure to provide such notice. Such notice to be provided by Contractor, as required by the preceding provisions, shall include a detailed description of the portion of the Work known to be affected by such delay. In all cases, Contractor shall use best reasonable efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Contractor may utilize or expect to utilize to minimize a delay in performance of the Work. Contractor shall also provide Customer prompt written notice when the event constituting an Excusable Delay appears to have ended.

         (b) In the event Customer disputes the Excusable Delay, Customer shall inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event constituting an Excusable Delay and, if the Parties have not resolved the dispute within ten (10) Business Days of Contractor's receipt of written notice from Customer, the dispute shall be resolved pursuant to Article 27 (Dispute Resolution).

         11.2 EQUITABLE ADJUSTMENTS.

         (a) In the event of an Excusable Delay under Article 11.1 (Excusable Delay Defined), there shall be an equitable adjustment to the Delivery Schedule and Delivery Dates set forth in Table 7.1 of Article 7 (Delivery) (unless the Excusable Delay is caused by Contractor's failure to provide Customer with the assistance required by the third sentence of paragraph (a) of Article 25.2 (Launch Insurance)); provided, however, Contractor acknowledges and agrees that the occurrence of an Excusable Delay shall not entitle Contractor to an increase in the Contract Price unless the Excusable Delay is caused directly by Customer's failure to meet its responsibilities under this Contract, including those detailed in Article 29 (Customer's Responsibilities ), in which event there shall be an equitable adjustment to the Contract Price only for incremental


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costs incurred by Contractor as a result of such Excusable Delay, such incremental costs to be invoiced to Customer in reasonable detail.

         (b) Any adjustment made pursuant to this Article 11.2 (Equitable Adjustments) shall be formalized by the execution of an Amendment to this Contract wherein such adjustments shall be recorded.

         (c) In the event of an adjustment in the Delivery Date of any Satellite due solely to Excusable Delay, there shall be an adjustment in the Delivery Date of any Satellite or Ground Spare Satellite, if ordered, subsequently to be Delivered only to the extent such Delivery Date is impacted by the Excusable Delay and only to the extent necessary to permit at least one hundred twenty
(120) Calendar Days between the Delivery of the subject Satellite and any subsequent Satellite or Ground Spare Satellite, if ordered; provided, however, in the event the Excusable Delay (of either the first or second Satellite) is caused by a Launch Agency Delay, the Delivery Date for the Ground Spare Satellite, if ordered, shall not be extended under this paragraph (c).

         (d) The occurrence of an Excusable Delay arising from any act or omission of Customer as set forth herein shall not entitle Customer to an adjustment in the payment schedule set forth in Exhibit G (Payment Plan and Termination Liability Amounts).

         11.3 MAXIMUM EXCUSABLE DELAY; TERMINATION.

         (a) The maximum total amount of Excusable Delay (not including Excusable Delay caused directly by Customer's failure to meet its responsibilities under this Contract) shall be four hundred eighty-five (485) Calendar Days.

         (b) Customer may terminate this Contract (in whole or in part as to the following parts: first Satellite and related Launch Services, second Satellite and related Launch Services, and Long-Lead Items), pursuant to Article 32.4 (Termination for Excusable Delay) if and when it becomes reasonably certain that the aggregate of Excusable Delays (except those Excusable Delays caused directly by Customer's failure to perform its responsibilities under this Contract) will exceed four hundred eighty-five (485) Calendar Days.


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12. IN-ORBIT PERFORMANCE INCENTIVE PAYMENTS.

         12.1 TOTAL AMOUNT AT RISK.

         The Total Amount At Risk shall be placed at risk by Contractor against failure of the Satellites to meet the criteria set forth or referenced in
Article 12.3 (Calculation and Earning of Incentive Amounts).

         12.2 IN-ORBIT PERFORMANCE INCENTIVES.

         Contractor represents that each Satellite will meet the criteria set forth or referenced in Article 12.3 (Calculation and Earning of Incentive Amounts) during the Orbital Design Life of each Satellite. To the extent any Satellite satisfies the criteria set forth or referenced in Article 12.3 (Calculation and Earning of Incentive Amounts), Customer shall pay Contractor Incentive Amounts, to be calculated as specified in Article 12.3 (Calculation and Earning of Incentive Amounts). The total aggregate amount of incentives paid by Customer to Contractor for any and all Satellites shall not exceed the Total Amount At Risk, plus interest thereon calculated pursuant to Article 12.6(b) of this Contract.

         12.3 CALCULATION AND EARNING OF INCENTIVE AMOUNTS.

         The Total Amount at Risk shall be earned by Contractor and paid by Customer to Contractor in the manner and to the extent provided in this Article
12.3 (Calculation and Earning of Incentive Amounts) and paid by Contractor to Customer in accordance with Article 12.6 (Payment and Interest).

         (a) ADJUSTMENTS IN INCENTIVE AMOUNTS.

                           [RESERVED.]

         (b) QUARTERLY INCENTIVE PAYMENT AMOUNTS.

                  (1) For each Satellite during its Orbital Design Life, a daily pro rata portion of the Quarterly Incentive Payment Amount shall be earned by Contractor on a daily basis during each calendar quarter for each day that such Satellite is a Satisfactorily Operating Satellite, provided that assessment and calculation of performance shall be performed at the end of each calendar month, and such earned portion of the Quarterly Incentive Payment Amount shall be invoiced on a quarterly-in-arrears basis, for, and as of the last day of, each calendar quarter. Contractor shall begin to earn Quarterly Incentive Payment Amounts upon Initial Handover of the Satellite to Customer.

                  (2) For purposes of this paragraph (b), to the extent during any quarterly period a Satellite is not a Satisfactorily Operating Satellite due to Customer's or Satellite Operator's failure to operate a Satellite as a Properly Operated Satellite, Contractor's entitlement to payment of the


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                           Quarterly Incentive Payment Amount shall not be
                           affected. Any amounts earned by Contractor under this paragraph (b) shall be paid by Customer to Contractor in accordance with Article 12.6 (Payment and Interest). However to the extent that a Satellite is not a Satisfactorily Operating Satellite due to Contractor's failure to operate such Satellite as a Properly Operated Satellite, Contractor shall not entitled to payment of that portion of the Quarterly Incentive Payment Amount attributable to each day such Satellite is not a Satisfactorily Operating Satellite.

                  (3) Notwithstanding the foregoing, [***] will result in a negotiation as to whether Contractor shall earn the entire daily pro rata portion of the Quarterly Incentive Payment Amount or a portion thereof. In the event [***], Contractor shall earn the daily pro rata portion of the Quarterly Incentive
                           Payment Amount calculated in accordance with paragraph (b)(1) of Article 12.3 (Calculation and Earning of Incentive Amounts) above. [***], will result in a negotiated reduction of Incentive Amounts or such other equitable adjustment as may be agreed to by the Parties. In arriving at an equitable adjustment, factors to be considered include: [***]. For example, (A) [***], Contractor shall earn no portion of the daily pro rata portion of the Quarterly Incentive Payment for such day; (B) [***], the Parties shall negotiate in good faith an adjustment to the daily pro rata portion of the Quarterly Incentive Payment Amount for that day; (C) [***], the Parties shall negotiate in good faith an adjustment to the daily pro rata portion of the Quarterly Incentive
                           Payment Amount that may be earned [***]; and (D) [***], the Parties shall negotiate in good faith a permanent adjustment to the daily pro rata portion of the Quarterly Incentive Payment Amount.

                  (4) In the event Customer continues to operate a Satellite for commercial purposes beyond the Orbital Design Life of such Satellite, Contractor shall be entitled to earn, for each quarter beyond such Orbital Design Life, a Quarterly Incentive Payment Amount in accordance with this paragraph (4); provided, however, in no event shall Contractor be entitled to any Quarterly Incentive Payment Amount if the cumulative Incentive Amounts, excluding interest, earned by Contractor exceed the Total

                           Amount at Risk. Contractor shall not be entitled to interest on any Incentive Amounts earned pursuant to this paragraph (4).

         (c) CONSTRUCTIVE TOTAL LOSS.

                  (1) In the event a Satellite is a Constructive Total Loss after successful injection of the Satellite into its specified orbit by the Launch Vehicle, Contractor shall not be entitled to be paid Incentive Amounts pursuant to this Article 12 (In-Orbit Performance Incentive Payments) with respect to such Satellite.

         12.4 DISPUTED PERFORMANCE.

         In the event of a dispute as to the performance of a Launched Satellite, Customer shall provide Contractor with such technical data, reports, analyses, and records as are available to support Customer's determination and Contractor shall be given thirty (30) Calendar Days to verify the data. If, following such thirty (30) Calendar Day period, Contractor continues to disagree with Customer's determination and is able to present evidence to the contrary, then Customer shall consider such evidence and consult with Contractor. In the event the Parties do not reach agreement, the Parties agree to have an independent determination of the Satellite's technical status performed by a mutually-acceptable technically-qualified third party. The costs incurred in retaining the third party shall be shared equally between Contractor and Customer. The Parties agree that before reference to such mutually-acceptable technically-qualified third party, an informal forum between the Parties' Chief Executive Officers shall take place to attempt resolution of said dispute. In the event such efforts to resolve the dispute are unsuccessful, the Parties shall proceed under Article 27.2 (Arbitration). The foregoing independent determination may be used by either Party in any arbitration under Article 27.2 (Arbitration), but such determination shall not be binding upon the arbitrators.

         12.5 ROLL-OVER OF INCENTIVE AMOUNTS.

         (a) In the event the first Satellite Launched pursuant to this Contract is a Constructive Total Loss or Total Loss for reasons not attributable to Contractor, all Incentive Amounts applicable to such Satellite shall be eligible to be earned by Contractor following the Launch and In-Orbit Testing of the Ground Spare Satellite for each quarter during its Orbital Design Life that the Ground Spare Satellite is a Satisfactorily Operating Satellite. Earning and payment of such Incentive Amounts shall be in accordance with Article 12.3 (Calculation and Earning of Incentive Amounts), together with interest on such Incentives Amounts calculated in accordance with Article 12.7 (Interest on Roll-Over Incentive Amounts).

         (b) In the event the second Satellite Launched pursuant to this Contract is a Constructive Total Loss or Total Loss for reasons not attributable to Contractor, but the first Satellite Launched was not a Constructive Total Loss or Total Loss, all Incentive Amounts applicable to such second Satellite shall be eligible to be earned by Contractor following the Launch and In-Orbit Testing of the Ground Spare Satellite for each quarter that the Ground Spare Satellite is a Satisfactorily Operating Satellite. Payment of such Incentive Amounts shall be in accordance with Article 12.3 (Calculation and Earning of Incentive Amounts), together


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with interest on such Incentives Amounts calculated in accordance with Article
12.7 (Interest on Roll-Over Incentive Amounts).

         (c) In the event both the first and second Satellites Launched pursuant to this Contract are Constructive Total Losses or Total Losses for reasons not attributable to Contractor, then Contractor shall be eligible to earn the Incentive Amounts applicable to the first Satellite in accordance with paragraph
(a) above, and with respect to the second Satellite, Contractor shall receive payment from Customer of the total Incentive Amount applicable to such second Satellite (that is, $12,500,000) within thirty (30) Calendar Days following receipt by Customer of any applicable Launch Insurance proceeds therefor unless Customer ordered an optional fourth Satellite (pursuant to Article 30 (Options)) prior to Launch of the second Satellite, in which case such Incentive Amounts shall be rolled-over to such optional fourth Satellite. Earning and payment of such amounts shall be in accordance with Article 12.3 (Calculation and Earning of Incentive Amounts), together with interest on such amounts to be calculated in accordance with Article 12.7 (Interest on Roll-Over Incentive Amounts).

         (d) In the event Customer has not ordered the Ground Spare Satellite or an Optional Satellite prior to the Launch of a Satellite, Customer shall insure the Incentive Amounts as part of the Launch Insurance purchased by Customer.

         12.6 PAYMENT AND INTEREST.

         (a) PAYMENT.

         Any payment required to be made by Customer to Contractor in respect of a Satellite for a Quarterly Incentive Payment Amount shall be invoiced on a quarterly-in-arrears basis and paid in accordance with Article 5.2 (Payment).

         (b) INTEREST.

                  (1) Interest shall be paid on any Quarterly Incentive Payment Amount with respect to a Satellite, such interest to be calculated over the period commencing upon Initial Handover of such Satellite by Customer ("Quarterly Incentive Commencement Date") and ending on the last day of the quarter when the Quarterly Incentive Payment Amount is invoiced, at a rate equal to [***] compounded annually, as calculated in accordance with the following formula: In = (Quarterly Incentive
                           Payment Amount earned during a quarter) * [(1+[***]) n*0.25 - 1], where "n" = quarter number = 1 to
                           60. For example, (A) if a Satellite meets the criteria of a Satisfactorily Operating Satellite during the entire first quarter following the Quarterly Incentive Commencement Date for such Satellite, Contractor shall be entitled to payment of the Quarterly Incentive Payment Amount plus interest on such amount from the Quarterly
                           Incentive Commencement Date to the last day of the first quarter (that is, the Quarterly Incentive Payment equals: $208,333 plus the quantity
                           $208,333 times the quantity [***], raised to the 1 times 0.25 power, minus 1) resulting in a quarterly financing charge of [***], and a total Quarterly

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                           Incentive Payment Amount of [***]; or (B) if the
                           Satellite meets the criteria of a Satisfactorily Operating Satellite during the entire twenty-fifth
                           (25th) quarter following the Quarterly Incentive Commencement Date for such Satellite, Contractor shall be entitled to payment of the Quarterly Incentive Payment Amount plus interest on such amount from the Quarterly Incentive Commencement Date for such Satellite to the last day of the twenty-fifth
                           (25th) quarter (that is, the Quarterly Incentive Payment Amount equals: $208,333 plus the quantity $208,333 times the quantity [***], raised to the twenty-five (25) times 0.25 power, minus 1) resulting in a quarterly financing charge of [***], and a total Quarterly Incentive Payment Amount of [***].

                  (2) Exhibit G-1 (Payment Plan for Interest on In-Obit Incentive Amounts) sets forth an interest calculation that assumes Contractor has earned all Quarterly Incentive Payment Amounts. The actual Quarterly Incentive Payment Amount earned by Contractor, and the interest thereon, will be calculated in accordance with this Article 12 (In-Orbit Performance Incentive Payments).

         12.7 INTEREST ON ROLL-OVER INCENTIVE AMOUNTS.

         The Incentive Amounts rolled-over to the Ground Spare Satellite pursuant to paragraphs (a) and/or (b) of Article 12.5 (Roll-Over of Incentive Amounts) shall bear interest as calculated in accordance with this Article 12 (In-Orbit Performance Incentive Payments) from the date of declaration of Constructive Total Loss or Total Loss and ending on the last day of the quarter when the Quarterly Incentive Payment Amount is invoiced, as more fully provided in paragraph (b) of Article 12.6 (Payment and Interest). Interest on rolled-over Incentive Amounts shall be invoiced and paid on a quarterly-in-arrears basis. For example, (a) if the first Quarterly Incentive Payment Amount is earned five
(5) quarters after Constructive Total Loss or Total Loss, the Quarterly Incentive Payment Amount earned during each quarter (QIPA) plus interest thereon (the sum equals QIPAn) is calculated as follows:

                        QIPAn  = QIPA * (1+ [***]) (n + x) * 0.25

                        where: n = quarter number = 1 to 60 commencing with Quarterly Incentive Commence Date, and

                            x = number of days from Constructive Total Loss or Total Loss to Quarterly Incentive Commencement Date converted into quarters.

                        therefore, QIPA1 = $208,333 * (1 + [***]) (1 + 4) * 0.25

                                            = [***];

         (b) if the first Quarterly Incentive Payment Amount is earned five (5) quarters and twenty (20) days after Constructive Total Loss or Total Loss, the Quarterly Incentive Payment Amount earned during each quarter (QIPA) plus interest thereon (the sum equals QIPAn) is calculated as follows:


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

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                        QIPAn  = QIPA * (1+ [***]) (n + x) * 0.25

                        where: n = quarter number = 1 to 60 commencing with Quarterly Incentive Commence Date, and

                            x = number of days from Constructive Total Loss or Total Loss to Quarterly Incentive Commencement Date converted into quarters.

                     therefore, QIPA1 = $208,333 * (1 + [***]) (1 + 4.22) * 0.25

                                      = $[***].

         12.8 SECURITY FOR PERFORMANCE INCENTIVE PAYMENTS.

         (a) In the event Customer does not order the Ground Spare Satellite, Contractor and Customer agree that, as assurance of the payment of Incentive Amounts as such amounts may be earned by Contractor and become payable by Customer, Customer must demonstrate to Contractor, no later than four (4) months prior to the Launch of the first Satellite, that Customer has a minimum of [***] in liquid assets (e.g., cash, cash equivalents and current receivables), or, at Contractor's option, non-current assets (e.g., property, plant, equipment) with a market value of at least [***] and a reasonable expectation that such market value can be realized within one hundred eighty
(180) Calendar Days of a decision to liquidate. In the case of non-current assets, Customer shall also grant to Contractor a perfected security interest in such non-current assets, up to a maximum interest in the amount of [***], and shall cause all appropriate documents and financial statements to be filed in order to give effect to such security interest. Contractor's perfected security interest in such non-current assets, if granted, shall be released by Contractor if Customer performs its obligations with respect to payment of all earned Incentive Amounts, including interest thereon, in accordance with the terms of this Contract, for a period of twenty-four (24) months commencing upon the date that the first Quarterly Incentive Payment Amount is due with respect to the first Launched Satellite. In the event the first Satellite is a Constructive Total Loss or Total Loss, the requirements of this paragraph (a) shall apply to the second Satellite.

         (b) In the event Customer Launches the Ground Spare Satellite as an additional Satellite (not a replacement) within a period of two (2) years following the date upon which the first Quarterly Incentive Payment Amount is due with respect to the first Launched Satellite, Customer shall demonstrate to Contractor, no later than four (4) months prior to the Launch of the Ground Spare Satellite, that Customer has a minimum of [***] in liquid assets (e.g., cash, cash equivalents and current receivables), or, at Contractor's option, non-current assets (e.g., property, plant, equipment) with a market value of at least [***] and a reasonable expectation that such market value can be realized within one hundred eighty (180) Calendar Days of a decision to liquidate. In the case of non-current assets, Customer shall also grant to Contractor a perfected security interest in such non-current assets, up to a maximum interest in the amount of [***], and shall cause all appropriate documents and financial statements to be filed in order to give effect to such security interest. Contractor's perfected security interest in such non-current assets, if

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

granted, shall be released by Contractor if Customer performs its obligations with respect to payment of all earned Incentive Amounts, including interest thereon, in accordance with the terms of this Contract, for a period of twenty-four (24) months commencing upon the date that the first Quarterly Incentive Payment Amount is due with respect to the first Launched Satellite.

         (c) Contractor expressly acknowledges and agrees that Customer shall not be required, at any time, to provide a stand-by, irrevocable, or other form of letter of credit, or any equivalent or external guarantees, in order to secure Customer's payment obligations with respect to Incentive Amounts, as such amounts are earned by Contractor.

         12.9 EXCLUSIVE REMEDY.

         The rights and remedies under this Article 12 (In-Orbit Performance Incentive Payments) are exclusive for the failure of any Satellite after Launch to meet the criteria set forth or referenced in Article 12.3 (Calculation and Earning of Incentive Amounts) and in substitution of any other rights and remedies either Party may have under this Contract or otherwise at law as a result of such failure.

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

13. CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES AND OTHER DELIVERABLE ITEMS

         13.1 NOTICE OF DEFECTS.

         (a) Customer may notify Contractor in writing when it in good faith reasonably demonstrates any Defect exists in any Deliverable Item or component part thereof. In the event Contractor disagrees with Customer or Customer Personnel as to the existence or nature of a Defect, Contractor shall so advise Customer in writing. In such event, the Parties shall negotiate in good faith to determine what Defect, if any, exists and any action required to remedy such Defect. Except to the extent written waivers are made pursuant to the provisions of Article 8 (Inspection and Final Acceptance), Customer's failure to notify Contractor of any Defect shall not constitute a waiver of any rights of Customer or obligations of Contractor under this Contract with respect to any such Defects.

         (b) Contractor shall advise Customer as soon as practicable by telephone and confirm in writing any event, circumstance, or development that materially threatens the quality of any Deliverable Items or component parts thereof, including any Satellite, or threatens the Delivery Dates established therefor.

         (c) Without limiting the generality of the foregoing, if the data available from any Launched Satellite or from other satellites of a similar class shows that any Satellite contains a Defect, Contractor shall promptly inform Customer of such Defect.

         13.2 DUTY TO CORRECT.

         (a) Without limiting the obligations of Contractor or the rights of Customer under this Contract, prior to Launch of any Satellite or Delivery of any other Deliverable Item, Contractor shall, at its expense, promptly correct any Defect related to any Deliverable Item or component thereof that Contractor or Customer discovers during the course of the Work or from other spacecraft of a class similar to the satellites being built by Contractor, and notwithstanding that a payment may have been made in respect thereof, and regardless of prior reviews, inspections, approvals, or acceptances. This provision is subject to the right of Contractor to have any items containing a Defect returned at Contractor's expense to Contractor's facility for Contractor to verify and correct the Defect.

         (b) At Contractor's expense, Contractor shall use reasonable efforts to correct any such Defect in any Launched Satellite delivered in-orbit hereunder, to the greatest extent that such Defect may be corrected by on-ground means, including transmission by Contractor of commands to such Satellite(s), to eliminate or mitigate any adverse impact resulting from any such Defect, to establish work-around solutions, or to otherwise resolve such Defect. Contractor shall coordinate and consult with Customer concerning such on-ground resolution of Defects in Launched Satellites.

         (c) Contractor shall fulfill the foregoing obligations at its own cost and expense, including all costs arising from charges for packaging, shipping, insurance, taxes, and other matters associated with the corrective measures, unless it is reasonably determined after


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

investigation that Customer directly caused the Defect in question, in which case Customer shall pay all such costs.

         (d) If Contractor fails to correct any Defect with respect to those Satellites that have not been Launched or with respect to any other Deliverable Item within a reasonable time after notification from Customer and after the Parties have followed the provisions of Article 13.1 (Notice of Defects) above, Customer may, by separate contract or otherwise, correct or replace such items or services, and, unless it is reasonably determined after investigation that Customer directly caused the Defect in question, Contractor shall pay to Customer the reasonable cost of such correction or replacement. The amount payable by Contractor shall be verified at Contractor's request by an internationally recognized firm of accountants appointed by Contractor. The costs of such verification shall be paid by Contractor. The verification of such correction cost shall be without prejudice to the right of either Party in any arbitration proceeding and shall not be binding upon the arbitrators.

         (e) Contractor acknowledges and agrees that it shall not be entitled to payment for any additional costs incurred as a consequence of any Defect where the Defect arises directly from Contractor's fault. If correction of any Defect causes a delay in the Delivery of any Work, despite the efforts of Contractor to correct the Defect, the provisions of Article 10 (Liquidated Damages for Late Delivery) shall apply as appropriate in addition to the remedies in this Article 13 (Corrective Measures in Unlaunched Satellites and Other Deliverable Items) and Article 31 (Failure to Make Adequate Progress).

         (f) After notification of a Defect to Contractor, Customer, in its sole discretion, may elect in writing, pursuant to Article 34.4 (Waiver of Breach of Contract), not to require correction or replacement of such items or services or to waive the Defects noted for the Satellites that have not been Launched, if any. In such event, Contractor shall promptly provide Customer with a written price proposal for the cost of correction of such Defect at the time of waiver.

         (g) Subject to the provisions of any applicable Law, Contractor agrees to enforce any manufacturer's warranty given to it in connection with any Work to be provided under this Contract, and upon Customer's written request, Contractor shall assign to Customer such warranty protection to correct any defective Work not otherwise corrected by Contractor.


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

14. CHANGES IN SCOPE OF WORK

         14.1 CHANGES REQUESTED BY CUSTOMER.

         (a) Subject to paragraphs (b), (c), and (d) below, Customer shall be entitled to direct, during the performance of this Contract, any change within the general scope of this Contract, including any change that will add, delete, or change the Work, affect the design of the Satellites, change the method of shipping or packing, or the place or time of Delivery, or will affect any other requirement of this Contract.

         (b) Any change directed by Customer as described in paragraph (a) above shall be submitted in writing to Contractor. Contractor shall respond to such directed change in writing to Customer within thirty (30) Calendar Days after such directed change and shall include in such response the details of the impact of such change on the Contract Price, Delivery Schedule, performance specifications, or other terms of this Contract.

         (c) Customer shall notify Contractor in writing, within thirty (30) Calendar Days after receipt of Contractor's response, whether or not Customer agrees with and accepts Contractor's response. If Customer agrees with and accepts Contractor's response, Contractor shall proceed with the performance of this Contract as changed immediately upon the execution by both Parties of an Amendment reflecting such changes.

         (d) If the Parties cannot agree on a reasonable price or revised Delivery Schedule, performance specifications, or other item, as occasioned by Customer's directed change, and Customer still desires the directed change, Customer shall direct Contractor to proceed with the change and Customer shall pay Contractor's proposed price and accept the revised Delivery Schedule or performance specifications or other item pending any decision to the contrary under Article 27 (Dispute Resolution). Contractor shall proceed with the Work as changed and Customer may dispute the reasonableness of the proposed price, revised Delivery Schedule, performance specification, or other item under
Article 27 (Dispute Resolution). In the event it is determined pursuant to such dispute resolution or by the Parties' mutual written agreement that Customer is entitled to a full or partial refund of amounts paid under this paragraph (d), Customer shall be entitled to interest on such refunded amounts, such interest running from the date of payment by Customer to the date of refund at the interest rate set forth in Article 34.10 (Calculation of Interest).

         14.2 CHANGES REQUESTED BY CONTRACTOR.

         (a) Subject to paragraphs (b) and (c) below, Contractor may request, during the performance of this Contract, any change within the general scope of this Contract, including any change that will add or delete Work, affect the design of the Satellites, change the method of shipping or packing, or the place or time of Delivery, or will affect any other requirement of this Contract.

         (b) Any changes as described in paragraph (a) above requested by Contractor shall be submitted in writing to Customer at least sixty (60) Calendar Days prior to the proposed date of the change. If such Contractor requested change causes an increase or decrease or other impact


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

in the Contract Price, Delivery Schedule, performance specifications, or other terms of this Contract, Contractor shall submit, with such request, a written proposal identifying such change and the impact thereof on the Contract Price, Delivery Schedule, performance specifications, or other terms of this Contract.

         (c) Customer shall notify Contractor in writing, within thirty (30) Calendar Days after receipt of the requested change proposal, whether or not Customer agrees with and accepts such change and the price/schedule/performance or other impact thereof. If Customer agrees with and accepts Contractor's requested change and such impact thereof, Contractor shall proceed with the performance of this Contract as changed and an Amendment to this Contract reflecting the change proposal shall be executed by the Parties.

         14.3 PRICING OF CHANGES.

         When calculating the change in the Contract Price caused by changes in the Work pursuant to this Article 14 (Changes in Scope of Work), such calculation shall be consistent with Contractor's standard labor rates and general administrative and overhead rates then in effect at the time of the change.

         14.4 STORAGE.

         (a) Storage of a Satellite shall be for a period of either (A) no longer than six (6) months ("Short Term Storage") or (B) more than six (6) months but no longer than three (3) years ("Medium Term Storage"); Short Term Storage shall be at Contractor's facilities and satisfy the requirements of the storage plan to be developed by Contractor in accordance with Exhibit B (SOW). Medium Term Storage will be at a mutually agreed-to facility, and such facility shall be appropriate for the planned duration of storage.

         (b) In the event Contractor places a Satellite in storage, Contractor shall pay for any associated costs and expenses of such storage, unless Contractor places such Satellite in storage due to reasons attributable to Customer.

         (c) In the event Contractor places a Satellite in storage due to reasons attributable to Customer, Customer shall pay Contractor reasonable storage costs, and any related costs that increase the Contract Price or extend the Delivery Schedule shall be addressed in an Amendment pursuant to Article
14.1 (Changes Requested by Customer) above.

         (d) For a Satellite placed in storage, Customer shall pay Contractor any Milestone Payment related to Shipment Readiness Review upon arrival of the Satellite at the storage site.

         (e) In the event Contractor places a Satellite into storage pursuant to this Article 14.4 (Storage) for reasons not attributable to Contractor for more than twelve (12) months, Contractor shall be entitled to receive, and Customer shall pay to Contractor, all payments due and owing, less all costs not incurred with respect to the Launch Campaign, LEOP, In-Orbit Testing, and MSS for such Satellite, but including the Incentive Amounts applicable to such Satellite. In the event such Satellite is Launched, those Incentive Amounts previously paid by Customer to Contractor shall be retained by Contractor, subject to the following:


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                  (1)      Contractor shall earn such Incentive Amounts in
                           accordance with Article 12.3 (Calculation and Earning of Incentive Amounts); and

                  (2) any Incentive Amounts not earned by Contractor pursuant to Article 12.3 (Calculation and Earning of Incentive Amounts) shall be repaid by Contractor to Customer as set forth below.

         Repayment by Contractor of any unearned Incentive Amounts under this paragraph (e) shall be due thirty (30) Calendar Days after the date of receipt by Contractor of a telefaxed invoice (which shall be followed by the airmailed original) from Customer. Interest shall be paid (at the rate specified in
Article 34.10 (Calculation of Interest) on any amounts not paid when due. Customer's invoice shall be accompanied by sufficient information to support Customer's claim. Contractor shall be deemed to have accepted the invoice ten
(10) Business Days after receipt of Customer's invoice unless, within such time period, Contractor notifies Customer of a dispute. Any disputes as to the performance of a Launched Satellite shall be resolved in accordance with the provisions of Article 12.4 (Disputed Performance). Contractor shall pay any undisputed portion of an invoice.

         (f) In the event Contractor places any Satellite into storage under this Article 14.4 (Storage) and such storage is required for reasons attributable to Contractor, the warranty periods for such Satellite and its batteries (and in the case of the first Satellite to be Delivered hereunder, the Satellite Control Software, Ground Encryptors, Dynamic Satellite Simulator, and Dynamic Spacecraft Simulator) under Article 18.3 (Warranties for Deliverable Items) shall be extended on a day-for-day basis for the length of such storage period.

         (g) In the event a Satellite has been in such storage for three (3) years, or Customer decides prior to the end of such three (3) years not to Launch such Satellite, the following shall apply:

                  (1)      Contractor shall be entitled to receive within thirty
                           (30) Calendar Days after the earlier of, receipt of destorage notification from Customer or the end of the three (3) year period, all payments due and owing, not otherwise paid to Contractor pursuant to paragraph (e) above, including Incentive Amounts, less all costs not incurred with respect to the Launch Campaign, LEOP, In-Orbit Testing, and MSS for such Satellite; and

                  (2) Contractor shall promptly Deliver to Customer, at Customer's expense, such Satellite to a location specified by Customer in the State of Florida or the State of Delaware, or in such other location as may be mutually agreed upon by the Parties. Customer's expenses shall include any applicable state sales tax for such storage.

         (h) Final Acceptance shall occur and title and risk of loss shall pass, with respect to any Satellite placed in storage in accordance with this Article
14.4 (Storage) as follows: (i) if paragraph (g) applies, upon arrival of the Satellite at the location specified by Customer, in which case, notwithstanding
Article 4.3 (Taxes and Duties) any and all taxes and duties in connection with such delivery shall be borne and paid by Customer, or (ii) if the Satellite is to be


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Launched, (x) risk of loss shall pass in accordance with Article 9.2 (Transfer of Risk of Loss) and (y) title, free and clear of any liens and encumbrances shall pass at Final Acceptance and Final Acceptance shall occur in accordance with Article 8.5(b).

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

15. PERMITS AND LICENSES; COMPLIANCE WITH LAWS

         15.1 UNITED STATES PERMITS, LICENSES, AND LAWS.

         (a) Contractor shall, at its own expense, obtain all United States Government approvals, permits, and licenses, including any required for export from or import into the United States, as may be required for the performance of the Work. Contractor shall use reasonable efforts to obtain the required export licenses to directly deliver those Customer Deliverable Items to be delivered to its Satellite Operator in Canada on Customer's behalf as required by Article 7 (Delivery) and to train and interface with the Satellite Operator; however, in the event Contractor is unable to obtain or maintain such licenses, or such licenses are issued and subsequently withdrawn, the Parties agree that Contractor shall not be held liable or in breach of Contract or be terminated for Excusable Delay pursuant to Article 11.3 (Maximum Excusable Delay; Termination) and Article 32.4 (Termination for Excusable Delay) or for default pursuant to Article 32.2 (Termination for Contractor's Default). In the event that such licenses cannot be obtained or maintained, or are issued and subsequently withdrawn, or if the granted authorization contains restrictions which will compromise the anticipated cooperation arrangement, the Parties shall determine how the Work can proceed on a different basis or if all or some of the Work should be terminated for convenience pursuant to Article 32.1 (Termination for Customer's Convenience). Customer agrees to cooperate with Contractor in Contractor's efforts to obtain any such approvals, permits, or licenses. Upon request by Customer for the purposes of Customer's compliance with U.S. export control laws, Contractor shall communicate Customer's directions and requests with respect to satellite operations to Satellite Operator, but only to the extent such directions and requests are not prohibited under Contractor's Technical Assistance Agreement with Satellite Operator.

         (b) Contractor shall, at its expense, perform the Work in accordance with all applicable Laws of the United States and the conditions of all applicable United States Government approvals, permits, or licenses.

         (c) Without limiting the generality of the foregoing, Contractor will not, directly or indirectly, take any action that would cause Customer to be in violation of U.S. anti-boycott laws under the U.S. Export Administration Act, the U.S. Internal Revenue Code, or any regulation thereunder. In its performance of this Contract, Contractor will not, directly or indirectly, make, offer, or agree to make or offer any loan, gift, donation, or other payment, whether in cash or in kind, for the benefit or at the direction of any candidate, committee, political party, government or its subdivision, or any individual elected, appointed, or otherwise designated as an employee or officer thereof, for the purpose of influencing any act or decision of such entity or individual or inducing such entity or individual to do or omit to do anything, in order to obtain or retain business or other benefits except as may be expressly permitted under the Foreign Corrupt Practices Act and the regulations promulgated thereunder.

         15.2 NON-UNITED STATES PERMITS, LICENSES, AND LAWS.

         (a) Contractor shall, at its expense, obtain all non-United States Government approvals, permits, and licenses, as may be required for the performance of the Work, including those that may be required for Contractor to perform the Work in compliance with the Laws of


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any country from which any Satellite shall be launched. Customer agrees to cooperate with Contractor in Contractor's efforts to obtain any such non-United States Government approvals, permits, or licenses.

         (b) Contractor shall, at its expense, perform the Work in accordance with all applicable Laws of any country, state, territory, or jurisdiction, and the conditions of all applicable non-United States Government approvals, permits, or licenses.

         15.3 REVIEW OF APPLICATIONS.

         Contractor shall review with Customer any application Contractor makes to any government department, agency, or entity for any approval, permit, license, or agreement, as may be required for performance of the Work, prior to submission of such application. Contractor shall provide Customer a minimum of three (3) Business Days to review such application prior to submission to such governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by Customer for incorporation into such application. Customer shall reasonably cooperate with Contractor in Contractor's efforts to procure all such approvals, permits, licenses, and agreements.

         15.4 CONTRACTOR VIOLATION OF LAW.

         Customer shall not be responsible in any way for the consequences, direct or indirect, of any violation by Contractor, its Subcontractors, or their respective Affiliates or Associates of any Law or of any country whatsoever.

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16. SUBCONTRACTS

         16.1 MAJOR SUBCONTRACTS

         (a) Contractor has represented that in the performance of the Work required by this Contract it will be necessary for Contractor or its Subcontractors to enter into the Major Subcontracts with certain of the entities identified in Exhibit D (Test Plan Requirements) hereto. Contractor shall select the Major Subcontractors only from those entities approved by Customer and listed in Exhibit D (Test Plan Requirements), and, to the extent permitted by the Subcontractor agreement, Customer shall be provided with copies of the technical content and a copy of the full text of any Major Subcontract (excluding price and payment schedule) promptly upon execution thereof, and upon Customer's request.

         (b) As of the Effective Date of Contract, the approved list of Major Subcontractors is as specified in Exhibit D (Test Plan Requirements). Contractor shall notify Customer promptly in writing upon selection of a Major Subcontractor and upon any change in any Major Subcontractor, said change to be only from the list of alternatives in Exhibit D (Test Plan Requirements).

         (c) Customer's acknowledgment or approval of any Major Subcontractor or Subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

         16.2 SELECTION OR REPLACEMENT OF MAJOR SUBCONTRACTORS.

         Contractor shall notify Customer if a Subcontractor identified in Exhibit D (Test Plan Requirements) is substituted for another Major Subcontractor on the list in Exhibit D (Test Plan Requirements); however, Customer's approval of such termination or substitution shall not be required. Subcontractors shall be selected based upon the offering of the best combination of reliability, quality, price, and delivery time.

         16.3 NO PRIVITY OF CONTRACT.

         Nothing in this Contract shall be construed as creating any contractual relationship between Customer and any Subcontractor. Contractor is fully responsible to Customer for the acts or omissions of Subcontractors and all persons used by Contractor or a Subcontractor in connection with performance of the Work. Any failure by a Subcontractor to meet its obligations to Contractor shall not constitute a basis for Excusable Delay, except as provided in Article 11 (Excusable Delay), and shall not relieve Contractor from meeting any of its obligations under this Contract.

         16.4 SUBCONTRACTOR RELATIONS.

         By appropriate written agreement, Contractor shall use commercially reasonably efforts to require each Major Subcontractor, to the extent of the Work to be performed by such Major Subcontractor, to be bound to Contractor by the terms of this Contract and to assume toward


                                       65

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Contractor all the obligations and responsibilities that Contractor, by this
Contract, assumes toward Customer except to the extent otherwise provided in
Article 6.9 (Major Subcontracts).

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17. PERSONNEL AND KEY PERSONNEL

         17.1 PERSONNEL QUALIFICATIONS.

         Contractor shall assign properly qualified and experienced personnel to the program contemplated under this Contract, and Contractor shall use best reasonable efforts to retain such personnel on Customer's program for the duration of such program.

         17.2 KEY PERSONNEL POSITIONS.

         Key personnel ("Key Personnel") shall be the personnel filling the following or equivalent positions:

                  (1)      Contractor Program Manager;

                  (2)      Contract Manager;

                  (3)      Spacecraft Systems Engineer;

                  (4)      Payload Program Manager;

                  (5)      Payload Chief Systems Engineer;

                  (6)      Production, Integration and Test Manager;

                  (7) Product Assurance Manager, provided that such Product Assurance Manager shall not be engaged in more than two (2) programs during the performance of this Contract; and

                  (8)      Launch Services Manager.

         17.3 ASSIGNMENT OF KEY PERSONNEL.

         (a) Contractor will assign individuals from within Contractor's organization to the Key Personnel positions to carry out the Work.

         (b) Key Personnel will be familiar with programs similar to Customer's program.

         (c) Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Customer of the proposed assignment, shall introduce the individual to appropriate Customer representatives and, upon request, provide such representatives with the opportunity to interview the individual and shall provide Customer with the individual's resume. If Customer in good faith objects to the qualifications of the proposed individual within fifteen (15) Business Days after being notified thereof, then Contractor agrees to discuss such objections with Customer and resolve such concerns on a mutually agreeable basis or; if unable to do so, to select another candidate acceptable to Customer. The Key Personnel that have been approved as of the Effective Date of Contract are listed in Attachment B (Key Personnel). Should the individuals filling the positions


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of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 17.3 (Assignment of Key Personnel) to select replacement personnel.


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18. CONTRACTOR'S REPRESENTATIONS, COVENANTS, AND WARRANTIES

         18.1 ORGANIZATION; GOOD STANDING AND QUALIFICATION.

         Contractor represents and warrants that:

         (a) it is a corporation duly organized, validly existing and in good standing under the Laws of Delaware;

         (b) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects; and

         (c) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         18.2 AUTHORIZATION.

         Contractor represents and warrants that:

         (a) it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

         (b) the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action of Contractor and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and

         (c) this Contract is a valid and binding obligation of Contractor, enforceable in accordance with its terms, except Contractor makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor's rights or by reason of general principles of equity.

         18.3 WARRANTIES FOR DELIVERABLE ITEMS.

         (a) SATELLITES.

         Contractor represents that each Satellite furnished under this Contract shall be free from Defects other than Defects waived in writing by Customer. This representation shall begin on the date of Initial Handover of a Satellite and Customer's exclusive remedy for breach of this representation is set forth in Article 12 (In-Orbit Performance Incentive Payments).

         (b) SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS.

         Contractor represents and warrants that the Satellite Control Software and Ground Encryptors Delivered under this Contract shall be free from Defects other than Defects waived in writing by Customer. This warranty shall begin on the date of Final Acceptance of the respective Deliverable Item and run for one
(1) year.


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         (c) COMMUNICATIONS PAYLOAD SIMULATOR AND DYNAMIC SPACECRAFT SIMULATOR.

         Contractor represents and warrants that each of the Communications Payload Simulator and Dynamic Spacecraft Simulator Delivered under this Contract shall be free from Defects other than Defects waived in writing by Customer. This warranty shall begin on the date of Final Acceptance of the respective Deliverable Item and run for one (1) year.

         (d) DATA AND DOCUMENTATION.

         Contractor represents and warrants that the Data and Documentation to be furnished hereunder shall be free from Defects. This warranty shall begin on the date of Final Acceptance of the last portion of the Data and Documentation to achieve Final Acceptance and run for a period of one (1) year. A Customer claim under this warranty clause shall not affect the validity of Final Acceptance.

         (e) BATTERIES.

         Contractor represents and warrants that the batteries to be furnished hereunder shall be free from Defects. In the event any Satellite is required to be placed in storage prior to its Launch, Contractor shall, upon removal of such Satellite from storage, (i) test the batteries to ensure the batteries are free from Defects, other than Defects waived in writing by Customer, and conform to the applicable specifications and requirements set forth in Exhibit A (Satellite Performance Specifications) and (ii) certify to Customer that the Batteries are so conforming. This warranty shall begin on the date of cell activation and run for a period of two (2) years or until Launch of the Satellite, whichever occurs earlier.

         (f) SERVICES.

         Contractor represents and warrants it will perform the Work in accordance with the highest professional standards of the commercial aerospace and satellite communications industry practice for work similar in type, scope, and complexity to the Work.

         (g) TITLE.

         Contractor represents and warrants it shall provide good and salable in commerce title free and clear of any liens and encumbrances of any kind, at the time title passes to Customer pursuant to Article 9 (Title and Risk of Loss).

         (h) INTELLECTUAL PROPERTY.

         Contractor represents and warrants that (i) it is either the owner of, or authorized to use and incorporate, any Intellectual Property utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item;
(ii) Customer shall not be required to pay any license fees or royalties apart from those included in the Contract Price for use of any Intellectual Property utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item; and (iii) neither the Work nor any Intellectual Property (other than Customer's Intellectual Property) utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item shall infringe any Intellectual Property Right of any third party, provided that Contractor makes no representations as to infringement with respect to (x) any software or item that is used or

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combined with any other software or item or modified by an entity other than
Contractor or Subcontractor when the infringement would have not occurred but for such combination, use, or modification, unless such combination, use or modification was identified in Exhibit A (Technical Specifications), and (y) any software or item made according to the written requests, instructions or specifications of Customer to the extent the infringement arises from compliance with such written requests, instructions or specifications. As of EDC, Contractor is not aware of any claim or potential claim to the contrary by any third party. This warranty shall begin upon Final Acceptance of the Work embodying the subject Intellectual Property and continue for the operating life of the Satellites and Long-Lead Items, and any optional Satellites which may be provided hereunder.

         (i) CODE.

         Contractor represents and warrants that (i) it shall use commercially reasonable efforts to ensure that no viruses or similar items are coded or introduced into the Work; (ii) it shall not introduce into the Work any code that would have the effect of disabling or otherwise shutting down all or any portion of the Work; (iii) it shall not develop, or seek to gain access to the Work through, any special programming devices or methods, including trapdoors or backdoors, to bypass any Customer security measures protecting the Work; and
(iv) the operation of the Work shall not be affected by the change of date on or after January 1, 2000. This warranty shall begin upon Final Acceptance of the Work embodying the code at issue and continue for the operating life of the Satellites and Ground Spare Satellite, and any optional Satellites which may be provided hereunder.

         (j) REMEDIES.

                  (1) Notwithstanding anything to the contrary herein, Customer shall have the right at any time during the period of the warranties set forth in this Article
                           18.3 (Warranties for Deliverable Items) to require that any Work not conforming in any material respect to this Contract be promptly corrected or replaced (at Contractor's option and expense) with conforming Work, subject to paragraph (g) of Article 8.2 (Shipment Readiness Review) and paragraph (e) of
                           Article 8.3 (Flight Readiness Review). If Contractor fails or is unable to correct or replace such defective Work within a reasonable period after notification from Customer, Customer may then require Contractor to repay such portion of the Contract Price as is equitable under the circumstances in lieu of repairing or replacing such defective Work.

                  (2) During the operational lifetime of the Satellites, Contractor shall provide the following for software delivered under this Contract: with respect to software for ground equipment delivered hereunder, Contractor shall correct errors, including modifying code and making operational modifications, in such software as required for the Satellites to operate in accordance with Exhibit A (Spacecraft Performance Specifications) for the operating life of the Satellites; and with respect to flight firmware and software, Contractor shall, to the extent feasible, correct such firmware


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                           and software as required for the Satellites to
                           operate in accordance with Exhibit A (Spacecraft Performance Specifications) for the operational lifetime of the Satellites. During the operational lifetime of the Satellites, Contractor shall, in a timely manner, provide access to engineering, software and operations support personnel, including and/or involving Contractor's Subcontractors and vendors, where feasible, for the purpose of resolving errors, problems, or issues relating to the ground equipment, software, data, and operations products to be Delivered pursuant to this Contract.

                  (3) In the event Contractor, for whatever reason, fails to perform its obligations under paragraph (2) above, with respect to any flight or ground software delivered under this Contract, which software Contractor either owns or has rights in, Contractor agrees to provide Customer access to the source code and related documentation for such software so as to enable Customer to perform tasks contemplated by paragraph (2) above. With respect to other software (that is, software that Contractor does not own or have rights in), Contractor shall use its reasonable best efforts to provide Customer with similar access to source code and related documentation for such software. Contractor shall ensure that all of Contractor's source code for the flight firmware and software and ground software is appropriately maintained, stored, catalogued, and archived as necessary to maintain such source code to object code integrity.

         (k) SUBJECT TO ARTICLE 21.1 (CONTRACTOR INTELLECTUAL PROPERTY INDEMNIFICATION), THE WARRANTIES SET FORTH IN THIS ARTICLE 18.3 (WARRANTIES FOR DELIVERABLE ITEMS) ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, AND THE REMEDY PROVIDED IN PARAGRAPH (j) ABOVE AND ARTICLE 12 (IN-ORBIT PERFORMANCE INCENTIVE PAYMENTS) ARE THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO COMPLY WITH PARAGRAPHS (a) THROUGH (f), (h) AND (i) ABOVE AND TO FURNISH THE ITEMS REQUIRED TO BE FURNISHED ABOVE FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED.


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19. CUSTOMER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         19.1 ORGANIZATION; GOOD STANDING AND QUALIFICATION.

         Customer represents and warrants that:

         (a) it is duly organized, validly existing and in good standing under the Laws of the State of Delaware;

         (b) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects; and

         (c) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         19.2 AUTHORIZATION.

         Customer represents and warrants that:

         (a) it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

         (b) the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action of Customer and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and

         (c) this Contract is a valid and binding obligation of Customer, enforceable in accordance with its terms, except Customer makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor's rights or by reason of general principles of equity. Notwithstanding the foregoing, in the event of Customer's bankruptcy, insolvency, moratorium, reorganization, or equity proceeding, Customer shall use its best efforts to have this Contract confirmed according to its terms.

         19.3 CAPITALIZATION AND SUBSIDIARIES.

         As of the Effective Date of Contract, Customer does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity or have any subsidiaries, except those listed on Schedule 19.3 attached hereto.

         19.4 LITIGATION.

         As of the Effective Date of Contract, except as provided on Schedule
19.4 attached hereto, there are no actions, suits, or proceedings or investigations Pending, or, to the knowledge of Customer, threatened against Customer in an amount that would be considered material such that Customer would be required to disclose if it were subject to the Securities and Exchange Act of 1934, as amended. In addition, Customer does not currently intend to initiate such an action.

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         19.5 TITLE TO PROPERTIES AND ASSETS.

         Customer owns its material properties and assets, other than leased properties, free and clear of all liens, charges, and encumbrances, except for
(i) such encumbrances and liens that arise in the ordinary course of business and do not materially impair Customer's ownership or use of such property or assets, (ii) liens created by this Contract, and (iii) liens listed on Schedule
19.5 attached hereto.

         19.6 FINANCIAL STATEMENTS.

         Customer has delivered to Contractor the unaudited consolidated statements of operations, changes in shareholders' equity and cash flows for 1997 (the "Financial Statements") as set forth in Schedule 19.6. The Financial Statements have been prepared in accordance with GAAP consistently applied and present fairly in all material respects the consolidated financial condition, cash flow, results of operations and changes in stockholders equity of Customer and its subsidiaries for such periods. Except as disclosed in Schedule 19.6 attached hereto, from January 1, 1998 to the Effective Date of Contract, there has not been (a) any material adverse change to the financial condition of Customer or any of its subsidiaries, or (b) any damage, destruction, or loss, whether or not covered by insurance, which has had a Material Adverse Effect. Except as disclosed in the Financial Statements or in Schedule 19.6, as of the Effective Date of Contract Customer is not a guarantor or indemnitor of any material indebtedness of any other person, firm or corporation.

         19.7 CERTAIN ACTIONS.

         Except as set forth on Schedule 19.7 attached hereto, from January 1, 1998 to the Effective Date of Contract, Customer has not incurred any indebtedness of Five Hundred Thousand Dollars ($500,000) or more, or sold, exchanged, or otherwise disposed of any of its material assets or rights.

         19.8 UNDISCLOSED LIABILITIES.

         As of the Effective Date of Contract, except as set forth on Schedule
19.8 or on any other Schedule attached hereto, Customer is not subject to any liabilities of any nature, whether absolute, contingent, or otherwise (whether or not required to be accrued or disclosed under the accounting disclosure standards applicable to Customer or under the Securities and Exchange Act of 1934, as amended) that have had or can reasonably be expected to have a Material Adverse Effect, except to the extent set forth or provided in the Financial Statements. Except as set forth in Schedule 19.8 or any other Schedule hereto, all debts, liabilities, and obligations incurred by Customer, after the date of the Financial Statements, were incurred in the ordinary course of business and are in amounts less than Five Hundred Thousand Dollars ($500,000).

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         19.9 COMPLIANCE WITH OTHER INSTRUMENTS.

         As of the Effective Date of Contract, Customer is not in violation of its Certificate of Incorporation or its By-Laws, or, to the knowledge of Customer, in material default of any instrument, judgment, order, writ, decree, oral or written contract, or other agreement to which it is a party or by which it is bound or of any provision of federal, state, or local law, statute, rule, or regulation applicable to Customer as of the Effective Date of Contract where such violation or default will have a Material Adverse Effect. The execution, delivery, and performance of this Contract and the consummation of the transactions contemplated hereby will not (i) result in any such violation or be in conflict with the Certificate of Incorporation or the By-Laws of Customer,
(ii) be in conflict with any instrument, judgment, order, writ, or decree, (iii) be in conflict with any contract or other agreement or be an event that results in the creation of any lien, charge, or encumbrance upon any material asset of Customer other than as provided in this Contract, where such conflict or creation would have a Material Adverse Effect, or (iv) cause Customer to violate any federal, state, or local law, statute, rule, or regulation.

         19.10 CUSTOMER'S FINANCIAL STRENGTH.

         Contractor and Customer acknowledge and agree that Contractor, in entering into this Contract, is relying on the separate existence and financial strength of Customer alone and not of any Affiliate of Customer.

         19.11 CROSS-DEFAULTS.

         (a) Customer represents and warrants that, as of the Effective Date of Contract, it is not a party to any Financing Agreements that contain a provision that a default by any third party in such third party's obligations will be a default under any of Customer's Financing Agreements where enforcement of such provision is likely to have a material adverse effect on the ability of Customer to make any payment required by this Contract or have a material adverse effect on the security held by Contractor under this Contract.

         (b) Customer represents and warrants that, as of EDC, its assets do not secure the liabilities of any person or entity other than Customer.

         (c) Customer agrees that it shall not agree to a provision in any agreement that a default by any third party's obligations will be a default under any of Customer's Financing Agreements or grant a security interest in its assets to secure the obligations of any other parties.

         (d) Contractor shall have the power and authority to file financing statements of public record giving third parties notice of the representations and warranties of this Article 19.11 (Cross Defaults).

         19.12 CODE.

         Customer represents and warrants that (i) it shall use commercially reasonable efforts to ensure that no viruses or similar items are coded or introduced into the code it provides Contractor; and (ii) it shall not introduce into any such provided code any code that would have


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the effect of disabling or otherwise shutting down all or any portion of the
Work. This warranty shall begin upon Final Acceptance of the Work embodying the code at issue and continue for the operating life of the Satellites and the Long-Lead Items.

         19.13 INTELLECTUAL PROPERTY.

         Customer represents and warrants that (i) it is either the owner of, or authorized to use and incorporate, any Intellectual Property provided by Customer (or others on behalf of Customer); (ii) Customer shall not require Contractor to pay any license fees or royalties for the use of any Intellectual Property of Customer; and (iii) Customer's Intellectual Property and/or any modifications of Contractor's Intellectual Property by Customer (or any other entity, other than Contractor or its Subcontractors, acting on behalf of Customer) shall not infringe any Intellectual Property Right of any third party. Customer is not aware of any claim to the contrary by any third party. This warranty shall begin on the Effective Date of Contract and continue for the operating life of the Satellites and the Long-Lead Items.

         19.14 OTHER CONTRACTS.

         Customer represents and warrants that, as of EDC, it has not entered into an agreement to purchase goods and services similar to the goods and services to be provided by Contractor hereunder.

         19.15 NON-MISLEADING STATEMENTS.

         As of EDC, this Contract (including the representations and warranties in this Article 19 (Customer's Representations and Warranties) and the related schedules) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

         19.16 CONTROL OF CUSTOMER.

         Customer represents and warrants that Customer is not under the Control of Contractor.

         19.17 CUSTOMER FINANCIAL COVENANT.

         Customer covenants that it will provide Contractor with financial information as follows: until the time Customer becomes a public company, monthly reports on Customer's anticipated available cash for the following twelve (12) months; thereafter, quarterly status reports (concurrent with quarterly filings required by the SEC) setting forth Customer's funding to date, monthly funding plans through the Delivery Date for the second Satellite, including identification of Customer's principal funding sources and Customer's anticipated ability to pay its obligations under this Contract as they become due. Customer shall provide additional information reasonably related to Customer's anticipated ability to pay its obligations under this Contract as they become due, as may be reasonably requested by Contractor.

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20. INTELLECTUAL PROPERTY RIGHTS

         20.1 OWNERSHIP OF IP AND IP RIGHTS.

         (a) Subject to the licenses set forth in Article 20.2 (License Rights), all Background and Foreground Intellectual Property made, developed, or created by Customer (or by others, other than Contractor or any Subcontractor, acting on behalf of Customer), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Customer. The Parties agree the Statement of Work and Spacecraft Performance Specifications are the Intellectual Property of Customer.

         (b) Subject to the licenses set forth in Article 20.2 (License Rights), all Background Intellectual Property and Foreground Intellectual Property made, developed or created by Contractor (or its Subcontractors), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor.

         20.2 LICENSE RIGHTS.

         (a) Subject to the terms and conditions stated herein, Contractor grants to Customer a fully paid-up, irrevocable, perpetual, worldwide, nonexclusive right and license to use and have used, for the sole and exclusive purpose of operating and/or maintaining any Deliverable Item, all Background Intellectual Property and Foreground Intellectual Property, including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, owned by Contractor (and/or its Subcontractors); provided, however, such license shall only be revocable in the case of termination in accordance with paragraph (a)(1) or paragraph (a)(2) of
Article 32.3 (Termination for Customer's Default) for Customer's failure to make payment, but only with respect to those Deliverable Items not paid for.

         (b) Subject to the terms and conditions stated herein, Customer grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, all Background Intellectual Property and Foreground Intellectual Property, including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, owned by Customer (or others acting on behalf of Customer, such as Customer's Satellite Operator).

         (c) All object code, source code, and documentation Delivered ("Delivered Software") shall be protected as the Confidential Information of Contractor or its licensor or Subcontractor pursuant to Article 22 (Confidential Information). Delivered Software may only be used pursuant to the license granted in paragraph (a) above and, in the case of the Dynamic Spacecraft Simulator ("DSS"), on the computer hardware Delivered as the DSS Deliverable Item or successors or back-ups to such hardware. Customer may reproduce the delivered software for purposes of safe keeping (archives) or back-up, provided all copyright notices and proprietary markings are reproduced.

         (d) The license described in paragraph (a) above shall be transferable to the Financing Entities and, subject to Contractor's prior written approval, any other entity.


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         (e) Contractor shall, unless otherwise authorized or directed in writing by Customer, use reasonable best efforts to include in each Subcontract hereunder a license rights clause pursuant to which each Subcontractor will grant to Customer license rights in Intellectual Property developed by such Subcontractor and associated Intellectual Property Rights to the same extent as the license rights granted by Contractor in this Article 20.2 (License Rights).

         20.3 JOINT PROGRAM INVENTIONS.

         (a) Notwithstanding anything to the contrary herein, the following shall apply to Program Inventions conceived jointly by one or more Associates of each Party:

                  (1) each Party shall have an equal, undivided one-half interest in and to such joint Program Inventions, as well as in and to patent applications and patents thereon in all countries.

                  (2) Contractor shall have the first right of election to file patent applications in any country, and Customer shall have a second right of election. Each Party in turn shall make its election at the earliest practicable time, and shall notify the other Party of its decision.

                  (3) The expenses for preparing, filing, and securing each joint Program Invention patent application, and for issuance of the respective patent shall be borne by the Party that prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Program Invention application for a patent is filed by either Party in a country that requires the payment of taxes, annuities, maintenance fees or other charges on a pending application or on an issued patent, the Party that files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees, or other changes. If within sixty
                           (60) Calendar Days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees, or other charges, or if either Party subsequently fails to continue such payments within sixty (60) Calendar Days of demand, it shall forthwith relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the Program Invention disclosed therein, subject, however, to retention of an irrevocable, fully paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease, and sell apparatus and/or methods under said application and patent.

         (b) Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees, and other charges on such pending application or patent, have the right to grant non-exclusive licenses thereunder and to retain any consideration that it may receive


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therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the Party thereunder during the term of any such license.

         20.4 SURVIVAL OF INTELLECTUAL PROPERTY RIGHTS.

         The provisions of this Article 20 (Intellectual Property Rights) shall survive the termination or expiration of this Contract, except as expressly set forth in Article 20.2(a) above.

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21. INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION

         21.1 CONTRACTOR INTELLECTUAL PROPERTY INDEMNIFICATION.

         (a) Subject to paragraph (a) of Article 21.2 (Customer's Intellectual Property Indemnification) and the limitations set forth in paragraph (h) of
Article 18.3 (Warranties for Deliverable Items), Contractor shall indemnify, defend, and hold harmless Customer from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including Subcontractors of Contractor) that Customer's use of the Work, or any part thereof infringes any third-party Intellectual Property Right, unless such infringement would not have occurred but for Contractor following the written requests, instructions, or specifications of Customer.

         (b) If the use of the Work or any part thereof is enjoined, Contractor shall, at its option and expense, either procure for Customer the right to use the Work or infringing part thereof, as the case may be, or substitute an equivalent product reasonably acceptable to Customer, or modify the Work or infringing part thereof to render them non-infringing without affecting their utility or functionality. If Contractor determines that none of these alternatives is reasonably available or feasible, Contractor shall meet with Customer to address the matter and reach an equitable solution reasonably acceptable to Customer.

         (c) Nothing in this Contract shall be construed as requiring Contractor to defend a suit or pay damages or costs if either (i) the infringement claim or judgment is based upon the use of any goods or services furnished in combination with other goods or services not provided by Contractor, unless such combination was identified in Exhibit A (Spacecraft Performance Specifications); (ii) the infringement claim is based on the goods or services being used in other than their specific operating environment as defined in Exhibit B (SOW); or (iii) the infringement claim is based on Customer's modification of the Work or part thereof in a manner not intended or reasonably foreseeable by Contractor.

         (d) Contractor's obligations under this Article 21.1 (Contractor Intellectual Property Indemnification) shall be subject to Article 24.4 (Indemnification Procedures).

         21.2 CUSTOMER INTELLECTUAL PROPERTY INDEMNIFICATION.

         (a) Customer shall indemnify, defend, and hold harmless Contractor from any and all Losses arising from, in connection with, or based on any allegations made by third parties that the Work or any Deliverable Item or any part thereof infringes any third-party Intellectual Property Right to the extent such infringement is based on (i) any Intellectual Property provided by Customer (or by others, other than Contractor or its Subcontractors, acting on behalf of Customer); or (ii) any modification by Customer (or any entity, other than Contractor or its Subcontractors, acting on behalf of Customer) of the Work or any part thereof; or (iii) any written requests, specifications or instructions provided by Customer to the extent the infringement arises from compliance with such written requests, instructions or specifications.

         (b) Customer's obligations under this Article 21.2 (Customer Intellectual Property Indemnification) shall be subject to Article 24.4 (Indemnification Procedures).

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         21.3 TOTAL LIABILITY.

         (a) In no event shall either Party's aggregate liability to the other Party for intellectual property indemnification, defense, or any subsequent award of damages in connection with one or multiple claims exceed Thirty Million Dollars ($30,000,0000).

         (b) Neither Party shall be liable to the other Party for lost revenues, profits or other indirect, incidental, special, or consequential damages arising from any intellectual property infringement claims, except to the extent that such damages are caused by a Party's willful or intentional acts.


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22. CONFIDENTIAL INFORMATION

         22.1 CONFIDENTIALITY OBLIGATIONS.

         (a) Any Confidential Information shall be maintained in strict confidence by the Receiving Party. Except as provided in this Article 22 (Confidential Information), the Receiving Party shall not use, or disclose in any manner to any third party, Confidential Information without the prior express written consent of the Furnishing Party. The obligation of confidentiality shall not be limited in time except to the extent that the Receiving Party can establish one of the exceptions set forth in Article 22.2 (Exceptions) below by clear and convincing evidence.

         (b) Access to and use of Confidential Information shall be restricted to those employees and persons within the Receiving Party's organization (including its Consultants, attorneys, Subcontractors, shareholders, and representatives), with a need to use such Confidential Information to perform services specifically requested by one Party of the other, to fulfill the purposes of this Contract. The Receiving Party's Consultants or Subcontractors may be included within the meaning of "persons within the Receiving Party's organization," provided that such persons have executed a non-disclosure or confidentiality agreement no less stringent that this Article 22 (Confidential Information). With respect to Contractor, access may be extended to certain employees of The Boeing Company for the purposes stated herein. In addition, all information provided is to be subject to the provisions of paragraph (c) below.

         (c) The Parties shall use the Confidential Information solely for the purpose of developing, constructing, financing, Launching, and operating Contractor-built Satellites for Customer's satellite digital audio radio service.

         22.2 EXCEPTIONS.

         The obligations set forth in Article 22.1 (Confidentiality Obligations) shall not apply to information that is:

         (a) Already known to or otherwise in the possession of the Receiving Party at the time of receipt from the Furnishing Party and that was not so known or received in violation of any confidentiality; or

         (b) Publicly available or otherwise in the public domain prior to disclosure by the Receiving Party or becomes publicly available or otherwise in the public domain after receipt by the Receiving Party without breach of this Contract; or

         (c) Rightfully obtained by the Receiving Party from any third party without restriction and without breach of any confidentiality obligation by such third party; or

         (d) Developed by the Receiving Party independent of any disclosure hereunder, as evidenced by written records; or


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         (e) Disclosed pursuant to the order of a court or administrative body of competent jurisdiction or a government agency or required to be released pursuant to Law or regulation, provided that the Receiving Party shall notify the Furnishing Party prior to such disclosure and shall cooperate with the Furnishing Party in the event the Furnishing Party elects to legally contest, request confidential treatment, or otherwise avoid such disclosure.

         22.3 NO LICENSE.

         Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party whether by implication, estoppel, or otherwise, any license or any right to use any Confidential Information received from the Furnishing Party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the Furnishing Party.

         22.4 RETURN OF CONFIDENTIAL INFORMATION.

         All Confidential Information disclosed pursuant to this Contract is considered loaned for use solely in connection with this Contract. All Confidential Information in tangible form of expression which has been disclosed to or thereafter created, whether by copy or reproduction, by the Receiving Party shall be and remain the property of the Furnishing Party. All such Confidential Information and any and all copies and reproductions thereof shall, within fifteen (15) Calendar Days of written request by the Furnishing Party, be either promptly returned to the Furnishing Party or destroyed at the Furnishing Party's direction. In the event of such requested destruction, the Receiving Party shall provide to the Furnishing Party written certification of compliance therewith within fifteen (15) Calendar Days of such written request.

         22.5 INCONSISTENT LEGENDS.

         This Article 22 (Confidential Information) shall control in lieu of and notwithstanding any proprietary or restrictive legend or statements inconsistent with this Article that may be printed on or associated with any particular information disclosed pursuant to this Contract.

         22.6 SURVIVAL OF CONFIDENTIALITY OBLIGATIONS.

         The provisions of this Article 22 (Confidential Information) shall survive the termination or expiration of this Contract for a period of four (4) years following the date of termination or expiration of this Contract.


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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23. NON-COMPETITION OBLIGATION

         (a) Except with respect to WorldSpace, Inc. or WorldSpace International Network, Inc. or Affiliates thereof, or with respect to DirecTV, Contractor shall refrain, for a period of [***] from EDC, from the following:

                  (1) directly or indirectly owning an equity interest of five percent (5%) or more in an entity that develops or operates a Similar Satellite System and/or operating a Similar Satellite Service in any Customer Coverage Area; and/or

                  (2) providing a payload subsystem meant to be incorporated in a Similar Satellite System within the Customer Coverage Area. However, this shall not be construed to restrict Contractor from selling or providing goods at the equipment level and related services to any third party.

         (b) In the event Customer exercises its options under Article 30 (Options) to purchase the Ground Spare Satellite and/or 4th and 5th Optional Satellite(s) the Parties shall negotiate in good faith an extension to the definition of "Customer Coverage Area" to account for the area covered by the Ground Spare Satellite and/or such 4th and 5th Optional Satellite(s).


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24. INDEMNIFICATION

         24.1 CONTRACTOR'S INDEMNIFICATION.

         (a) Subject to the indemnification procedures set forth in Article 24.4 (Indemnification Procedures), Contractor shall indemnify, defend, and hold harmless Customer and its Affiliates and their respective Associates from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including Consultants and agents of Customer, Contractor, or any Subcontractor but not any employee, officer, or director of Customer) regarding any of the following:

                  (1) injury to persons (including sickness or death) or damage to real or tangible personal property, resulting from any act or omission, negligent or otherwise, of Contractor or its Subcontractors in the performance of the Work;

                  (2) any claims arising out of or related to occurrences Contractor is required to insure against pursuant to
                           Article 25 (Insurance), to the extent of the amount of the insurance required under such Article; or

                  (3) Contractor's breach of its obligations under this Contract.

         (b) Subject to the indemnification procedures set forth in Article 24.4 (Indemnification Procedures), Contractor shall indemnify, defend, and hold harmless Customer as set forth in Article 18.3 (Warranties on Deliverable Items), Article 21.1 (Contractor Intellectual Property Indemnification), this
Article 24.1(Contractor's Indemnification), Article 26 (Limitations of Liability), Article 24.3 (Cross Indemnification for Inter-Party Waiver of Liability), and as may be required pursuant to Article 33 (Inter-Party Waiver of Liability).

         24.2 CUSTOMER'S INDEMNIFICATION.

         (a) Subject to the indemnification procedures set forth in Article 24.4 (Indemnification Procedures), Customer shall indemnify, defend, and hold harmless Contractor and its Affiliates and their respective Associates from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including Consultants and agents of Contractor, any Subcontractor, or Customer but not any employee, officer, or director of Contractor) regarding any of the following:

                  (1) injury to persons (including sickness or death) or damage to real or tangible personal property, resulting from any act or omission, negligent or otherwise, of Customer and its Consultants;

                  (2) any claims arising out of or related to occurrences Customer is required to insure against pursuant to
                           Article 25 (Insurance), to the extent of the amount of the insurance required under such Article;

                  (3) Customer's breach of its obligations under this Contract; or


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                  (4)      any claims arising from Contractor's operation of the
                           Satellites except where such Losses results from Contractor's (i) willful misconduct or gross negligence, or (ii) acts(s) or omissions(s) that are the basis of a denial or exclusion of coverage under the Customer's Launch and In-Orbit Insurance Policy.

         (b) Subject to the indemnification procedures set forth in Article 24.4 (Indemnification Procedures), Customer shall indemnify Contractor as set forth in Article 21.2 (Customer Intellectual Property Indemnification), this Article
24.2 (Customer's Indemnification), Article 24.3 (Cross Indemnification for Inter-Party Waiver of Liability), Article 33 (Inter-Party Waiver of Liability) as may be required.

         24.3 CROSS-INDEMNIFICATION FOR INTER-PARTY WAIVER OF LIABILITY.

         Each Party shall indemnify the other for, and hold it harmless from, any liability, loss, or damage suffered by the other Party resulting from the failure of such Party to comply with its obligations, if any, under Article 33 (Inter-Party Waiver of Liability) to waive or to cause its contractors and Subcontractors at any tier (including suppliers of any kind) or any other entity required by the Launch Agreement to make no claims under this Contract.

         24.4 INDEMNIFICATION PROCEDURES.

         (a) Promptly after receipt by any entity entitled to indemnification under this Article 24 (Indemnification) of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnified Party will seek indemnification pursuant to this Article 24 (Indemnification), the indemnified party shall notify the indemnifying Party of such claim in writing. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Contract except to the extent it can demonstrate that it was prejudiced by such failure. Within fifteen (15) Calendar Days following receipt of written notice from the indemnified Party relating to any claim, but no later than ten (10) Calendar Days before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the indemnified Party in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a "Notice of Election").

         (b) If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; (ii) where the indemnified Party is so represented, the indemnifying Party shall keep the indemnified Party 's counsel informed of each step in the handling of any such claim; (iii) the indemnified Party shall provide, at the indemnifying Party 's request and expense, such assistance and information as is available to the indemnified Party for the defense and settlement of such claim; and (iv) the indemnifying Party shall obtain the prior written approval of the indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with


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the preceding paragraph, the indemnifying Party shall not be liable to the indemnified Party for any legal expenses incurred by the indemnified Party in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the indemnified Party for any amount paid or payable by the indemnified Party in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party.

         (c) If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails to actively defend such claim, the indemnified Party shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. Provided that the indemnified Party acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the indemnified Party for all such costs and expenses.

         24.5 WAIVER OF SUBROGATION.

         If a Party insures against any loss or damage it may suffer in respect of which it is required to indemnify the other Party, its Affiliates and their respective Associates pursuant to this Article 24 (Indemnification), it shall be a condition that the insuring Party arrange for the insurer to waive its right of subrogation against such other Party and such other Party's Affiliates and their respective Associates. Each Party shall be entitled to require proof from time to time that the other Party has complied with its obligations under this
Article 24.5 (Waiver of Subrogation). In the event a Party does not comply with such obligations, the indemnities referred to in Articles 24.1 (Contractor's Indemnification), 24.2 (Customer's Indemnification), and Article 24.3 (Cross Indemnification for Inter-Party Waiver of Liability), as applicable, shall extend to any claim that may be made by an insurer pursuant to an alleged right of subrogation.

         24.6 SURVIVAL OF INDEMNIFICATIONS.

         The provisions of this Article 24 (Indemnification) shall survive the termination or expiration of this Contract.


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

25. INSURANCE

         25.1 GENERAL OBLIGATIONS.

         (a) Contractor represents that it has procured and will maintain insurance ("Ground Insurance") against all risks and loss or damage to such Satellites, and to any and all components purchased for and intended to be integrated into the Satellite, in an amount not less than the greater of (i) the replacement value of, or (ii) the amounts paid by Customer with respect to, the Satellite and components. Contractor shall also maintain public liability insurance, insurance of employees, and comprehensive automobile insurance, all in amounts adequate for its potential liabilities under this Contract. For each Satellite, such insurance shall cover the period beginning at EDC up to the moment of Launch, but not including Terminated Ignition and, in the event of a Terminated Ignition, beginning at such Terminated Ignition up to, but not including subsequent Launch; provided, however, in the event a Satellite is placed in Storage pursuant to Article 14.4 (g), up to, but not including, the time the Satellite arrives at the location specified by Customer pursuant to subparagraph (h). In addition, Contractor shall require each of its Subcontractors to provide and maintain insurance in amounts for their respective potential liabilities. In addition, Contractor represents that it has procured and will maintain at all times, from EDC through Final Acceptance, Ground Insurance for all other Work.

         (b) Contractor shall provide a certificate of insurance certified by Contractor's insurance broker, evidencing such insurance coverage to Customer at Customer's request.

         (c) Contractor shall require its insurers to waive all rights of subrogation against Customer. Customer shall be named as an additional insured under Contractor's third-party liability coverages, and as a loss payee as Customer's interests may appear with respect to property insurance.

         25.2 LAUNCH AND IN-ORBIT INSURANCE.

         (a) Customer shall be responsible for procuring Launch Insurance for each Satellite and shall secure a binder for such insurance at least sixty (60) Calendar Days before the applicable Launch Date for such Satellite. Contractor shall be named as additional insured on such Launch and In-Orbit Insurance policy to cover Contractor's and its Subcontractor's operation of each Satellite; provided however that Contractor shall be liable for any Losses suffered by Customer during the Initial Satellite Operations Phase resulting from Contractor's (i) willful misconduct or gross negligence, or (ii) acts(s) or omissions(s) that are the basis of a denial or exclusion of coverage under the Customer's Launch and In-Orbit Insurance Policy. Customer shall require its Insurers to waive all rights of subrogation against Contractor. Contractor shall, at the written request of Customer, provide Customer with reasonable assistance (such as providing required technical information) in Customer's efforts to procure Launch Insurance, and support at Customer's meetings with Insurers, if necessary.

         (b) Without limiting any other Contractor obligations under this
Article 25 (Insurance) and in order to comply with insurance requirements, Contractor shall, as part of the Pre-Eclipse Test Report or Post-Eclipse Test Report, specify the basis for Partial Loss, Constructive Total Loss or Total Loss, the definition of which shall have been provided by


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Customer to Contractor. Notwithstanding Contractor's specifying such basis,
Customer shall make the final determination of whether a Partial Loss, Constructive Total Loss or Total Loss has occurred.

         (c) Such notices of loss shall comply with the provisions of Article
34.7 (Notices), and the foregoing specified time for the provision of notice may be shortened in compliance with the respective requirements of such Insurers.

         25.3 PREPARATION OF CLAIMS.

         (a) Each Party shall provide to the other Party any information that may reasonably be required to prepare and present an insurance claim at the other Party's written request.

         (b) The Parties warrant and covenant that they will not withhold from each other any material information either has or will have concerning anomalies, failures, or non-conformances with or deviations from the requirements of this Contract, from EDC through Final Acceptance in respect of any of the Satellites.

         (c) Upon written request of a Party, the other Party will respond or permit the first Party to respond to any insurers in relation to all specific and reasonable questions relating to design, test, quality control, launch, and orbital information. In addition, in the event of a Launch Insurance claim, Contractor will permit and assist Customer to:

                  (1) conduct review sessions with a competent representative selected by the insurers to discuss any continued issue relating to such occurrence, including information conveyed to either Party; and

                  (2) use its best efforts to secure the insurers' access to all information used in or resulting from any investigation or review of the cause or effects of such occurrence; and

                  (3) make available for inspection and copying all information necessary to establish the basis of such claim.

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26. LIMITATIONS OF LIABILITY

         (a) Contractor makes no warranty or agreement, express or implied, to or for the benefit of any person or entity other than Customer concerning the performance of the Satellites or any other matters relating to the Work.

         (b) THE PARTIES TO THIS CONTRACT EXPRESSLY RECOGNIZE THAT COMMERCIAL SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION, AND LIMIT CONTRACTUALLY ALL THE RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE. THE PAYMENTS AND OTHER REMEDIES EXPRESSLY SET FORTH IN THIS CONTRACT FULLY REFLECT THE PARTIES' NEGOTIATIONS, INTENTIONS, AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH COMMERCIAL SPACE VENTURES.

         (c) THE WARRANTY OBLIGATIONS OF CONTRACTOR AND THE REMEDIES AGAINST CONTRACTOR THEREFOR THAT ARE EXPRESSLY SET FORTH OR REFERENCED IN ARTICLE 18 (CONTRACTOR'S REPRESENTATIONS, COVENANTS, AND WARRANTIES) ARE EXCLUSIVE AND ARE IN SUBSTITUTION OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY STATUTORY WARRANTIES SUCH AS IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE), WHICH ARE EXPRESSLY DISCLAIMED.

         (d) CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES, AND CONTRACTOR'S SOLE OBLIGATIONS FOR (I) ANY BREACH OF THIS CONTRACT, INCLUDING DELAY OR DEFAULT; AND/OR (II) ANY DEFECT, NON-CONFORMANCE OR DEFICIENCY IN ANY WORK UNDER THIS CONTRACT OR IN ANY INFORMATION, INSTRUCTIONS, SERVICES, OR OTHER CLAIMS WHATSOEVER ARISING OUT OF OR RELATING TO THIS CONTRACT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER DENOMINATED AS CONTRACT, TORT, EQUITABLE, STATUTORY, OR ANY OTHER TYPE OF CLAIM) ARE LIMITED TO THOSE SET FORTH IN ARTICLES 10 (LIQUIDATED DAMAGES FOR LATE DELIVERY), 12 (IN-ORBIT PERFORMANCE INCENTIVE PAYMENTS), 18 (CONTRACTOR'S REPRESENTATIONS, COVENANTS, AND WARRANTIES), 21 (INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION), 24 (INDEMNIFICATION), 25 (INSURANCE), AND 32 (TERMINATION) HEREOF AND ANY OTHER REMEDIES SPECIFICALLY SET FORTH IN THIS CONTRACT; AND ALL OTHER REMEDIES OR RECOURSE AGAINST CONTRACTOR OF ANY KIND ARE EXPRESSLY DISCLAIMED AND FOREVER WAIVED BY CUSTOMER.

         (e) CONTRACTOR SHALL NOT, UNDER ANY CIRCUMSTANCES, UNDER ANY WARRANTY (EXPRESS, IMPLIED, OR STATUTORY) OR UNDER ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE, TORT, STRICT LIABILITY, CONTRACT, OR OTHER LEGAL OR EQUITABLE THEORY) HAVE ANY LIABILITY TO CUSTOMER OR CUSTOMER'S CUSTOMERS FOR ANY SPECIAL, CONSEQUENTIAL, AND/OR INCIDENTAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING LOST REVENUES OR PROFITS, COST OF CAPITAL, OR ANY OTHER FORM OF ECONOMIC


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LOSS RESULTING FROM ANY BREACH OF THIS CONTRACT OR WITH RESPECT TO ANY DEFECT,
NON-CONFORMANCE, OR DEFICIENCY IN ANY INFORMATION, INSTRUCTIONS, SERVICES, OR OTHER THINGS PROVIDED PURSUANT TO THIS CONTRACT.

         (f) THE TOTAL LIABILITY OF CONTRACTOR WITH RESPECT TO ALL CLAIMS OF ANY KIND, INCLUDING WITHOUT LIMITATION LIQUIDATED DAMAGES, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, STRICT LIABILITY OR OTHERWISE, AND WHETHER ARISING BEFORE OR AFTER DELIVERY OF ANY DELIVERABLE ITEM, FOR ANY LOSS ARISING FROM OR RELATING TO THIS CONTRACT, OR FROM THE PERFORMANCE OR BREACH THEREOF, SHALL NOT EXCEED, EXCEPT AS OTHERWISE SET FORTH IN THIS CONTRACT, THE CONTRACT PRICE. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS OF LIABILITY SET FORTH IN THIS CONTRACT SHALL NOT APPLY TO CONTRACTOR, ITS AFFILIATES, ASSOCIATES, AND SUBCONTRACTORS TO THE EXTENT A CLAIM OF ANY KIND RELATED TO OR ARISING OUT OF THIS CONTRACT IS COVERED BY INSURANCE MAINTAINED BY CONTRACTOR, ITS AFFILIATES, ASSOCIATES OR SUBCONTRACTORS.

         (g) The limitations of liability set forth herein shall also apply to all Affiliates, Associates, and Subcontractors of Contractor to the same extent as set forth herein with respect to Contractor.

         (h) Each Party shall have a duty to mitigate damages for which the other Party is responsible.

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27. DISPUTE RESOLUTION

         Any dispute, claim, or controversy ("Dispute") between the Parties arising out of or relating to this Contract, including but not limited to any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this
Article 27 (Dispute Resolution), provided, however, that (i) disputes as to payments pursuant to Article 5.3 (Disputed Amounts) concerning whether a Milestone has been reached and payments therefor have been earned by Contractor, shall be resolved in accordance with the provisions of Article 5.3 (Disputed Amounts) and Article 27.2 (Arbitration) and (ii) disputes as to the performance of a Launched Satellite pursuant to Article 12.4 (Disputed Performance) shall be resolved in accordance with the provisions of Article 12.4 (Disputed Performance) and Article 27.2 (Arbitration). All other Disputes concerning Milestones shall be resolved in accordance with this Article 27 (Dispute Resolution).

         27.1 INFORMAL DISPUTE RESOLUTION.

         Subject to the provisions of Article 27.3 (Litigation), prior to or concurrent with the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

         (a) If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. The Contractor Program Manager shall promptly consult with the Customer Program Manager in an effort to reach an agreement to resolve the Dispute.

         (b) In the event agreement cannot be reached within ten (10) Calendar Days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under paragraph (a) above for resolution of the Dispute.

         (c) In the event agreement cannot be reached under paragraphs (a) or
(b) above within a total of twenty (20) Calendar Days after receipt of the written notice described in paragraph (a) above, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) of each Party, and such executives shall meet during such time to resolve the Dispute.

         (d) In the event agreement cannot be reached under paragraphs (a), (b) or (c) above within a total of thirty (30) Calendar Days after receipt of the written notice described in paragraph (a) above, either Party may proceed with arbitration in accordance with Article 27.2 (Arbitration).

         27.2 ARBITRATION.

         Subject to the provisions of Article 27.3 (Litigation), any Dispute not resolved under Article 27.1 (Informal Dispute Resolution) (except Intellectual Property Disputes ), Article 5.3


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(Disputed Amounts), or Article 12.4 (Disputed Performance) shall be resolved by mandatory and binding arbitration in accordance with the provisions of this
Article 27.2 (Arbitration).

         (a) The arbitration shall be conducted by a tribunal of three (3) arbitrators (the "Tribunal"), each of whom shall have at least ten (10) years experience in the aerospace and/or satellite telecommunications industry. Within thirty (30) Calendar Days after the commencement of the arbitration, each Party shall appoint one arbitrator, and those two arbitrators shall together appoint the third neutral arbitrator.

         (b) Any controversy or claim arising out of this Contract, including any Dispute, shall be determined by binding arbitration in accordance with the Arbitration Rules of JAMS/Endispute (the "JAMS Arbitration Rules") then in effect, except to the extent modified by this Article 27 (Dispute Resolution).

         (c) The Parties shall be permitted to take discovery, if and as needed, by deposition upon oral examination, requests for production of documents and things, and requests for entry upon land for inspection and other purposes, as those discovery methods are described and defined in the Federal Rules of Civil Procedure; provided, however, that any limitations in the Federal Rules on the number, timing, or sequence of such discovery requests shall not apply. The scope of permissible discovery shall generally be as described in the Federal Rules of Civil Procedure, Rule 26(b)(1), but the Parties shall use their best efforts to focus and limit their discovery in accordance with the nature of the dispute and the need for expedited resolution. The arbitral tribunal may expand or limit the scope of permissible discovery and establish the time period within which discovery responses must be served.

         (d) Time is of the essence in the initiation and completion of the arbitration. The arbitral hearing shall be commenced and conducted expeditiously. Unless the Tribunal orders otherwise, the dispute should be submitted to the Tribunal for decision within six (6) months after the commencement of the arbitration, and the final award shall be rendered within one (1) month thereafter. The Parties and the Tribunal shall use their best efforts to comply with this schedule, and the Tribunal may impose any remedy it deems just for any Party's effort to unnecessarily delay, complicate, or hinder the proceedings.

         (e) The arbitration shall be held in Washington, D.C., USA, and shall be conducted in the English language.

         (f) Any arbitration proceeding held pursuant to this Article 27 (Dispute Resolution) shall be governed by the JAMS Rules and the United States Arbitration Act, 9 U.S.C. Sections 1 ET SEQ. Judgment upon the award rendered by the Tribunal may be entered in any court having jurisdiction thereof. The Tribunal shall apply the law of the State of New York, including the Uniform Commercial Code (where and if applicable) as adopted by the State of New York.

         (g) Pending a decision by the Tribunal, each Party shall, unless directed otherwise by the other Party in writing, fulfill all its obligations under this Contract, including the obligation to take all steps necessary during the pendency of the arbitration to ensure the Work will be Delivered within the time stipulated or within such extended time as may be allowed under this Contract, provided Customer shall continue to make payments therefore in accordance with this


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Contract (including the dispute resolution provisions hereof), and further provided that, if Customer fails to make such payments, Contractor may stop
Work.

         (h) The Tribunal's award may grant any remedy or relief that the Tribunal deems just and equitable and within the scope of this Contract, including specific performance or other equitable relief. Notwithstanding the foregoing, the Tribunal shall have no power or authority to amend or disregard any provision of this Article 27 (Dispute Resolution) or any other provision of this Contract. The Tribunal also shall have no power or authority to award punitive or exemplary damages to any Party.

         (i) The non-prevailing Party, as determined by the Tribunal, shall pay the costs of the arbitration. In the event of an arbitration involving multiple claims with different Parties prevailing on each claim, the Tribunal shall apportion the costs of the arbitration (which shall not include Excluded Costs) between or among the Parties in such manner as it deems reasonable, taking into account the circumstances of the case, the nature of the claims, and the result of the arbitration.

         (j) The Tribunal shall award pre-award interest on any sums due (excluding damages) determined by the Tribunal to be owing from one Party to the other under this Contract. Any award shall also provide that interest shall continue to accrue after the date of the award until the amount awarded is paid in full. Interest shall be calculated at the rate set forth in Article 34.10 (Calculation of Interest) for each day from forty-five (45) Calendar Days following the date of loss or the date the arbitration was commenced, whichever is earlier, until the date full payment is made.

         (k) Each Party shall bear the costs of its own legal representation, witnesses produced by such Party, document production, and other discovery expenses.

         27.3 LITIGATION.

         (a) Notwithstanding the provisions of Article 27.2 (Arbitration) above, if the Dispute requires that immediate equitable relief or relief in aid of arbitration be obtained, either Party shall have the right to bring suit solely to obtain preliminary or temporary injunctive relief, including specific performance, solely for Intellectual Property issues. However, the Parties contractually agree that Customer shall not seek specific performance where Contractor has not been paid in accordance with the provisions of this Contract. Requests for permanent injunctive relief shall be arbitrated pursuant to Article
27.2 (Arbitration).

                  (1) Any such suit shall be brought in a court of competent jurisdiction in the State of New York, provided, however, the exclusive venue for any action brought in a New York state court shall be the Supreme Court for New York County, and the Parties hereby waive any objection to that venue. The Parties hereby irrevocably consent to personal jurisdiction in the state and federal courts in the State of New York concerning any Dispute between the Parties. If, for any reason, the state and federal courts of New York do not have or refuse to exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent


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                           jurisdiction in the State of Delaware, provided,
                           however, the exclusive venue for any action brought in a Delaware state court shall be the Superior Court of New Castle County, and the Parties hereby waive any objection to that venue and the Parties hereby irrevocably consent to personal jurisdiction in the state and federal courts in the State of Delaware concerning any dispute between the Parties. If, for any reason, the state and federal courts of Delaware do not have or refuse to exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America, or, if there is no such court, in any other nation.

                  (2)      In the event a Party files a lawsuit pursuant to this
                           Article 27.3 (Litigation), the prevailing party shall be entitled to an award of its costs and fees, including reasonable attorney's fees, incurred with respect to the lawsuit. The defendant in such litigation shall be regarded as the prevailing party if either the court denies the equitable relief sought on the merits or the court otherwise decides that equitable relief is not warranted or the matter should be resolved by arbitration.

         (b) In the event an entity or person not subject to the provisions of this Article 27 (Dispute Resolution) commences any litigation or proceeding against any Party hereto in which the other Party hereto is an indispensable party, the Party against which the litigation or proceeding is brought may join or attempt to join the other Party in such litigation or proceeding notwithstanding the provisions of Article 27.2 (Arbitration). For purposes of this provision, the other Party is an indispensable party in the lawsuit or proceeding if (i) in its absence complete relief could not be accorded among those already a party to the lawsuit or proceeding; (ii) its absence may as a practical matter impair or impede its ability to protect its interests relating to the subject of the lawsuit or proceeding; or (iii) its absence may leave the Party against which the litigation or proceeding is brought subject to a substantial risk of incurring double, multiple, or otherwise inconsistent obligations by reason of the interest of the other Party relating to the subject of the lawsuit or proceeding.

         (c) Nothing in this Contract precludes a Party prevailing on any claim, whether in arbitration or litigation, from initiating litigation in any appropriate forum to enter or enforce a judgment based on the Tribunal's or court's award on that claim.


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28. LAUNCH SERVICES

         (a) BASELINE LAUNCH VEHICLE.

         The baseline Launch Vehicle for the first and second Satellites to be Delivered pursuant to this Contract shall be the Sea Launch Launch Vehicle.

         (b) ALTERNATE LAUNCH VEHICLES.

         In the event that there will be a delay in the schedule of either the first or second Sea Launch Launch Vehicle, which delay will exceed six (6) months beyond the last day of the applicable Launch Period, Customer may exercise any one of the following options for alternate Launch Services subject to the following conditions:

                  (1) Option 1

                           (i) Customer may select an alternate Launch Vehicle(s) from Contractor's then existing inventory of, H-IIA, or Long March 3B Launch Vehicles, that, as of the date Customer exercises the option, have not been sold or otherwise assigned to other customers of Contractor, or to Contractor's own satellite programs (for example, DirecTV, Spaceway, PanAmSat).

                           (ii) The price for alternate Launch Vehicles shall be the same as the price for the baseline Sea Launch Launch Vehicles.

                           (iii) If Customer exercises this option, the payment plan in Exhibit G (Payment Plan and Termination Liability Amounts) shall be amended in accordance with Contractor's payment obligations in Contractor's various agreements with the Launch Agencies providing the alternate Launch Vehicles, and to provide that Customer shall make such amended payment(s) relating to the alternate Launch Vehicle(s) to Contractor at least thirty (30) Calendar Days in advance of Contractor's respective payment due date for such payment to such Launch Agency(ies). The Parties acknowledge and agree that any deferred or post-Launch payment terms pursuant to this Contract apply only to the baseline Launch Vehicles. Accordingly, and depending upon which alternate Launch Vehicle(s) is/are selected and when such selection is made, Customer may be obligated to make a substantial lump sum payment in order to bring current any retroactive Contractor progress or milestone payment obligation related to the alternative Launch Vehicle(s).


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                           (iv)     If Customer exercises this option, Customer
                                    shall pay Contractor an additional sum of [***] as consideration for Customer's selection of an alternate Launch Vehicle for each baseline Launch Vehicle. Such payment shall be made concurrent with the exercise of this option. Upon such payment, Customer shall have no further termination or other liability with respect to the specific Sea Launch Launch Vehicle abandoned by Customer. Notwithstanding the foregoing, in the event Customer terminates an alternate Launch Vehicle after Customer has exercised its option to select such alternate Launch Vehicle in accordance with this Article 28 (Launch Services), Customer's termination liabilities related to Launch Services, as defined herein and in Exhibit G (Payment Plan and Termination Liability Amounts), shall be applicable to the alternate Launch
                                    Vehicle.

                           (v) Customer's option to select an alternate Launch Agency may be exercised by Customer at any time up to the last day of the [***] prior to the [***], or to the [***], as applicable. However, the Parties recognize that Contractor's inventory of Launch Vehicles will likely diminish as the respective Launch Periods approach, thereby reducing Customer's selection opportunities for alternate Launch Vehicles if such option is exercised later in the option period described herein.

                  (2) Option 2

                           (i) Customer may select an alternate Launch Vehicle from other than Contractor's inventory of Launch Vehicles.

                           (ii) If Customer exercises this option, Customer shall pay Contractor an additional sum of [***] as consideration for Customer's selection of an alternate Launch Vehicle outside of Contractor's inventory. This Option 2 Election Payment shall be made concurrent with the exercise of this option. In addition, the termination liability schedule for the abandoned Sea Launch vehicle shall be as follows: [***] as of March 23, 1998, increasing linearly on a daily basis to [***] after March 23, 1998 until Launch minus Three (3) Months (L-3), and [***] after L-3.

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                                    Customer shall pay Contractor the full
                                    termination liability amount within thirty
                                    (30) Calendar Days after this Option 2 is exercised (less any payments previously made); or if Customer has previously made launch vehicle payments exceeding the termination liability amount, Customer's termination liability under this paragraph
                                    (ii) shall be offset and Contractor shall refund Customer launch vehicle payments made exceeding the termination liability amount within thirty (30) Calendar Days of Customer's exercise of this Option 3. Upon payment of any amount due under this paragraph (ii), or in the event no amount is due under this paragraph (ii), upon exercise of this Option 2, Customer shall have no further termination or other liability with respect to the specific Sea Launch abandoned by Customer.

                           (iii) If Contractor sells the abandoned Sea Launch launch vehicle within [***] after exercise of this Option 2, Contractor shall pay Customer the amount recovered by
                                    Contractor up to the maximum of the
                                    termination liability amount paid by
                                    Customer pursuant to paragraph (ii), less
                                    Contractor's reasonable costs (including, but not limited to, re-programming costs, inventory carrying charges and unrecoverable costs) incurred in selling the abandoned launch vehicle.

                           (iv) Customer may only exercise this option with respect to one Sea Launch and may not exercise Option 3 below if this option is exercised.

                  (3) Option 3

                           (i) Customer may select an alternate Launch Vehicle from other than Contractor's inventory of Launch Vehicles.

                           (ii) If Customer exercises this option, Customer shall pay Contractor an additional sum of [***] as consideration for Customer's selection of an alternate Launch Vehicle outside of Contractor's inventory concurrent with the exercise of this option. Notwithstanding the foregoing, if Customer has previously made launch vehicle payments exceeding the Option 3 Election Payment, Customer's Option 3 Election Payment shall be offset and Contractor shall refund Customer payments made exceeding the Option 3 Election Payment within thirty (30) Calendar Days of Customer's exercise of this Option 3. Upon payment of any amount due under this paragraph (ii), or in the event no amount is

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with the Securities and Exchange Commission. Confidential treatment has been
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                                    due under this paragraph (ii), upon exercise
                                    of this Option 3, Customer shall have no further termination or other liability with respect to the specific Sea Launch abandoned by Customer.

                           (iii) Customer may only exercise this option with respect to one Sea Launch and may not exercise Option 2 above if this option is exercised.

         (c) In the event Customer exercises any of the options set forth in paragraph (b) above, to select a Launch Vehicle other than the baseline Sea Launch, the Parties will amend (i) the definitions of the terms "Intentional Ignition" and "Launch" to conform to the definitions of such terms set forth in the respective Launch Agreement for such alternate Launch Vehicle, as appropriate, and (ii) Article 33 (Inter-Party Waiver of Liability) so as to conform to the relevant requirements of the country or countries having jurisdiction over the Launch. In addition, in the event Customer exercises either Option 2 or Option 3 set forth in paragraph (b) above, (i) the Parties shall negotiate in good faith whether delivery of the relevant Satellite shall be an in-orbit or on-ground delivery under this Contract and in the event the Parties determine it shall be an on-ground delivery, the Parties shall amend those portions of this Contract related to such determination (e.g. transfer of title and risk of loss, delivery schedule, acceptance, liquidated damages and termination liability) as appropriate to reflect an on-ground delivery of the relevant Satellite, (ii) Contractor shall perform, without charge (except to the extent included in the Contract Price), Launch Campaign, Mission Support and LEOP Services for any launch services substituted by Customer for the Launch Services terminated hereunder, provided, however, Customer shall pay Contractor for those extra costs incurred by Contractor as a result of providing Launch Campaign, Mission Support and LEOP Services to a location other than one contemplated hereunder, (iii) Customer shall pay Contractor for those extra costs incurred by Contractor as a result of shipping the applicable Satellite to a launch site other than one contemplated hereunder, and (iv) if requested by Customer, Contractor shall perform launch management services for the substituted launch services at a price mutually agreed by the Parties.

         (d) If a Satellite Launched on a Sea Launch Launch Vehicle is declared a failure for any reason, within the first three hundred sixty-five (365) Calendar Days after such failed Launch, Customer shall be entitled to a replacement Launch on another Sea Launch Launch Vehicle for an identical satellite, at the same price as the original Launch. The scheduling of such replacement Launch shall have priority over other Launches on the Sea Launch Launch Manifest, except for scientific missions which are time sensitive in nature.

         (e) In the event a Launch fails to occur on or before the last day of the applicable Launch Period, Contractor shall be liable to Customer for liquidated damages for the late delivery of Launch Services in the aggregate total amount of [***] for each Launch Vehicle, such liquidated damages to accrue at the daily rate of [***], commencing upon the first (1st) Calendar
Day following the last day of the Launch Period, and continuing for a maximum Launch Services damages period of sixty (60) Calendar Days. Notwithstanding the foregoing, the Launch Services liquidated damages shall not affect any liquidated damages which may accrue for late Delivery of any Satellite. For the purpose of determining these Launch Services liquidated damages as provided in this Article 28 (Launch Services), in no event shall delay attributable to a Launch Agency be deemed an Excusable Delay.

29. CUSTOMER'S RESPONSIBILITIES

         (a) In addition to Customer's responsibilities identified in this Contract, Customer shall also discharge those responsibilities, at no cost to Contractor or to Subcontractors, as set forth in Exhibit B (Statement of Work) and below.

         (b) Customer will provide beneficial access to Contractor and its Affiliates and Subcontractors at each Satellite Control Center, on a timely basis, as necessary to permit Contractor to perform its obligations with respect to such Satellite Control Centers and related services.

         (c) In addition to, and without limiting the generality of, the foregoing, Customer will be responsible for the following:

                  (1) providing all civil works utilities and environmental controls associated with any Satellite Control Center; and

                  (2) obtaining Launch and In-Orbit Insurance prior to Launch. Customer shall provide Contractor a certificate of such insurance coverage at Contractor's request.

         (d) Customer shall provide written notification to Contractor as early as practicable as to the identity and nationality of its employees and Consultant(s) for whom access to Contractor's and Subcontractors' facilities are required, and subsequent changes thereto, if any. It is recognized that certain United States Government approvals may be required before such employees and Consultant(s) have access to Work pursuant to the provisions of Article 6 (Access to Work).

         (e) Customer is responsible for obtaining the necessary Specified Orbital Locations, frequency spectrum allocations and other approvals and licenses to operate its DARS Satellite Program.

         (f) Customer shall make available the eleven meter Transfer Orbit Services (TOS) Antenna at its Satellite Operator's facility for Contractor to perform TOS services for all Satellites procured under this Contract.

         (g) Failure of Customer to discharge the responsibilities specified in this Article 29 (Customer's Responsibilities) may result in an equitable adjustment to the Delivery Schedule, Delivery Dates, and/or Contract Price as specified in paragraph (a) of Article 11.2 (Equitable Adjustments).

         (h) Customer will make available, for Contractor's use, certain test equipment and Customer facilities, as set forth in the Exhibit D (Test Plan Requirements), as Contractor performs the In-Orbit Tests.

         (i) Upon mutual agreement, Customer will make available to Contractor Customer's Satellite Operator's facilities for use by Contractor during LEOP (including the use of Customer's baseband equipment, RF equipment and associated facilities) as well as provide technical support to Contractor during LEOP as a primary TT&C site in support of LEOP.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30. OPTIONS

         30.1 OPTIONS GRANTED.

         Contractor hereby grants to Customer the options set forth in this
Article 30 (Options) to be exercised at Customer's sole discretion.

         30.2 OPTION TO DELAY FREQUENCY SPECIFICATION BEYOND TWO (2) MONTHS.

         (a) Customer shall select six (6) potential telemetry downlink frequencies, as specified in Exhibit A (Spacecraft Performance Specifications), within the first two (2) months following EDC for subsequent down-selection to two (2) final telemetry downlink frequencies. If Customer makes a final selection of the two (2) telemetry downlink frequencies within the first two (2) months following EDC, there shall be no adjustment to the Contract Price. However, should Customer fail to make such final selection of two (2) telemetry downlink frequencies within the two (2) months following EDC, then Customer may make the final selection of the two (2) telemetry downlink frequencies up to the last day of the sixth (6th) month following EDC, provided that Customer shall pay to Contractor an increase in the Contract Price of [***] upon notification by Customer to Contractor of Customer's final selection.

         (b) In the event Customer fails to make such final selection of the telemetry downlink frequencies provided in paragraph (a) above on or before the last day of the sixth (6th) month after EDC, the Contract Price for such Frequency Specification shall be adjusted in accordance with Article 14.1 (Changes Requested by Customer).

         30.3 RESERVED.

         30.4 LAUNCH CAMPAIGN AND LEOP SERVICES FOR GROUND SPARE SATELLITE AND/OR 4TH AND 5TH OPTIONAL SATELLITES.

         Contractor agrees to provide Customer, at Customer's request, Sea Launch Launch Campaign and LEOP services for the Ground Spare Satellite and/or the 4th and 5th Optional Satellites, if either or both of these options are exercised by Customer.

         (a) OPTION PERIOD.

         Customer may order Sea Launch Launch Campaign and/or LEOP services for the Ground Spare Satellite and the 4th and 5th Optional Satellites at any time prior to [***] before the scheduled Launch Date for the applicable Ground Spare Satellite and/or 4th and 5th Optional Satellites.

         (b) PRICE.

         The price for Sea Launch Launch Campaign and LEOP services for each of the Ground Spare Satellite and 4th and 5th Optional Satellites, including taxes and documentation, is [***], for each such Satellite ordered by Customer from EDC through


                                      103

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requested with respect to the omitted portions.

September 22, 2000. Beginning on September 23, 2000, the price will escalate at the rate of [***] per quarter for each quarter after September 23, 2000, until the date the order is placed. The price and the price escalation described in the preceding sentence, shall apply to orders placed for the Ground Spare Satellite and the 4th and 5th Optional Satellites through the last day of the [***] month following ARP.

         (c) PAYMENT.

         The price for each Sea Launch Launch Campaign and LEOP services (as such price may be escalated in accordance with paragraph (b) above) for each of the Ground Spare Satellite and the 4th and 5th Optional Satellites shall be paid as follows:

                  (1) Fifty percent (50%) of such price at the time Customer places an order with Contractor for completion of the Ground Spare Satellite or places an order for the purchase of either or both of the 4th and 5th Optional Satellites, as applicable; and

                  (2) Fifty percent (50%) of such price on Final Acceptance of the Ground Spare Satellite or the 4th and 5th Optional Satellites, as applicable.

         30.5 4TH AND 5TH OPTIONAL SATELLITES.

         Contractor agrees to provide Customer with options to purchase up to two (2) additional satellites ("4th and 5th Optional Satellites") to be delivered on-ground, and of a design functionally identical to the Satellites.

         (a) OPTION PERIOD.

         Customer may exercise this option to order either or both of the 4th and 5th Optional Satellites at any time through the last day of the [***] following ARP. In the event of an Excusable Delay in accordance with Article 11 (Excusable Delay) or a Contractor unexcused delay, the Option Period shall be extended day-for-day for the period of such delay.

         (b) DELIVERY.

         Contractor shall perform the work in connection with the 4th and 5th Optional Satellites, if one or both are ordered, so the 4th and 5th Optional Satellites are Available for Shipment within twenty-four (24) months after order, or four (4) months after the Ground Spare Satellite is Available for Shipment, if applicable, whichever is later. In the event that the 4th and 5th Optional Satellites are ordered concurrently, delivery of the 5th Optional Satellite shall be no earlier than four (4) months following Delivery of the 4th Optional Satellite.

         (c) PRICE.

         The price for the 4th and 5th Optional Satellites is [***] for each such Optional Satellite. When an order is placed by Customer during the period beginning on September 23, 2000 through the last day of the [***] following ARP, the price stated above shall be increased at a rate of [***]


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requested with respect to the omitted portions.

[***] per quarter for each quarter during such period until the date of placement by Customer of such order. For example, if Customer places an order for an optional Satellite on May 15, 2001, Customer shall pay the price stated above, plus escalation computed for two calendar quarters. The price for each of the 4th and 5th Optional Satellites includes design, manufacture, testing, taxes, and ground insurance for each such Optional Satellite, up to and including Shipment Readiness Review.

         (d) PAYMENT.

         The price for the 4th and 5th Optional Satellites shall be paid in accordance with the payment plan set forth in Exhibit G-3 (4th and 5th Optional Satellite Payment Plan and Termination Liability Amounts). In the event Customer exercises the option to purchase a 4th and/or 5th Optional Satellite, the applicable Milestone Payment Plan(s) therefor shall be mutually agreed by the Parties at such time as the option to purchase the 4th and/or 5th Optional Satellite is exercised.

         (e) CONTRACT ADJUSTMENTS.

         Contractor shall furnish the 4th and 5th Optional Satellites in accordance with the provisions of the documents constituting this Contract. Except as otherwise required by the terms and conditions of this Article 30.5 (4th and 5th Optional Satellites), the contract terms and conditions for such Optional Satellite(s) will be identical to the Terms and Conditions of this Contract, except that (i) liquidated damages for late delivery shall be [***] for each such Optional Satellite, and (ii) the in-orbit performance incentive payments shall be [***] for each such Optional Satellite, and (iii) such terms shall include no other deferred payments unless mutually agreed by the Parties.

30.6     RESERVED.

30.7     RESERVED.

30.8     OPTIONAL LAUNCH VEHICLES.

         Subject to availability and in accordance with these Terms and Conditions, except as expressly modified by this Article 30 (Options), Contractor grants Customer an option to purchase an additional Sea Launch Launch Vehicle and related services for the Launch of the Ground Spare Satellite or any other Optional Spacecraft which may be purchased by Customer from Contractor pursuant to this Contract, in accordance with the following Table 30.8.

-------------------------------------------------------------------------------------------------------------
                                                             TABLE 30.8
                                         OPTIONAL LAUNCH VEHICLE - OPTION PERIODS AND PRICES
-------------------------------------------------------------------------------------------------------------
If ordered from:                                                         Price:
-------------------------------------------------------------------------------------------------------------
1.  EDC through March 22, 1999                                           [***]
-------------------------------------------------------------------------------------------------------------
2.  March 23, 1999 through March 22, 2001                                [***]
-------------------------------------------------------------------------------------------------------------

         30.9 CONTRACT ADJUSTMENTS.

         Should Customer exercise any or all of the options described in this
Article 30 (Options), the Parties shall execute Amendment(s) as soon as is reasonably possible after option exercise to incorporate the schedule adjustments, price adjustments, payment schedule adjustments, and changes to the Exhibits and other Terms and Conditions as made necessary by such exercise. Except as otherwise provided in this Article 30 (Options), the terms of this Contract shall apply to any such options.

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31. FAILURE TO MAKE ADEQUATE PROGRESS

         If, at any time prior to Delivery of a Deliverable Item (but not thereafter), Contractor has failed to make adequate progress toward the completion of such Deliverable Item, including where such failure is due to the Deliverable Item or any component thereof being damaged or destroyed where such damage or destruction does not constitute an Excusable Delay, such that Contractor, due to causes related to such Deliverable Item, will not be able to Deliver the Deliverable Item by the applicable Delivery Date (as such date may have been modified in accordance with this Contract) for such Deliverable Item, then Customer shall be entitled to deliver to Contractor a Demand for correction of the failure to make adequate progress. Such Demand shall state full details of the failure. Within ten (10) Calendar Days after receipt of the Demand, or such longer time as the Parties may agree, Contractor shall submit to Customer a Correction Plan (in the level of detail feasible within that timeframe) for achieving Delivery not later than the one hundred fiftieth (150th) Calendar Day following the originally scheduled Delivery Date. If such Correction Plan does not reasonably correct or offset the effect of the failure so as to demonstrate that Delivery of the Deliverable Item affected thereby can be achieved within one hundred fifty (150) Calendar Days after the originally scheduled Delivery Date, Customer may reject the Correction Plan, and Contractor shall revise the Correction Plan so as to demonstrate that Delivery for the Deliverable Item affected thereby can be achieved within one hundred fifty (150) Calendar Days after the originally scheduled Delivery Date. Nothing herein shall be construed to release Contractor from its obligation to make Liquidated Damages payments as applicable in accordance with Article 10 (Liquidated Damages for Late Delivery).

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32. TERMINATION

         32.1 TERMINATION FOR CUSTOMER'S CONVENIENCE.

         (a) Customer may, upon written notice to Contractor, at any time terminate the Work, in whole or in part, in accordance with the terms set forth below, and Contractor shall immediately cease Work in the manner and to the extent specified below. Notwithstanding the foregoing, in no event shall there be a termination for convenience by Customer under this Article 32.1 (Termination for Customer's Convenience) (i) with respect to any Satellite that has been Launched, whether or not such Launch is successful and (ii) with respect only to either or both Launch Vehicles, unless Customer has made the Major Calendar Payment with respect to such Launch Vehicle or Launch Vehicles, as applicable.

         (b) In the event of partial termination of the Work in accordance with this Article 32.1 (Termination for Customer's Convenience), Customer's notice of termination will specify the portion of the Work terminated, and the remaining provisions of this Article 32.1 (Termination for Customer's Convenience) shall apply to such terminated portion. All other portions of the Work shall continue unaffected.

         (c) Upon receipt of a notice of termination, as provided in (a) above, Contractor shall take the following actions:

                  (1) stop Work under this Contract on the date and to the extent specified in the notice of termination, except those services that are specifically intended to be provided in connection with a termination of this Contract;

                  (2) withhold delivery of any of the items to be supplied hereunder until Contractor has received full payment under this Article 32.1 (Termination for Customer's Convenience);

                  (3) place no further orders or subcontracts for materials, services, or facilities to the extent they relate to the performance of the Work terminated;

                  (4) terminate orders and Subcontracts to the extent they relate to the performance of the Work terminated;

                  (5) settle all outstanding liabilities and all claims arising out of such termination of orders and Subcontracts for materials, services, or facilities; and

                  (6) take such action as may be reasonably necessary, or as Customer may direct, for the protection and preservation of the property related to this Contract that is in the possession of Contractor or any Subcontractor and in which Customer has or may acquire an interest.

         (d) In the event of termination under this Article 32.1 (Termination for Customer's Convenience) and provided the termination is not due to Contractor's default under Article 32.2

(Termination for Contractor's Default), Contractor shall be entitled to payment of an amount equal to the Termination Liability Amount specified in Exhibit G (Payment Plan and Termination Liability Amounts) and Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Amounts and Incentive Amounts) for the Ground Spare Satellite, and interest on any other payment not made when required to be made hereunder, less the sum of all amounts received by Contractor in cash or cash equivalent under this Contract. In no event shall the amounts payable pursuant to this Article 32.1 (Termination for Customer's Convenience) exceed the Contract Price. In the event of a termination of this Contract in part, as permitted by the terms of this Contract, the Parties shall negotiate an equitable termination liability amount to be paid to Contractor for that portion of the Work so terminated.

         (e) Contractor shall submit an invoice to Customer in accordance with paragraph (d) above within sixty (60) Calendar Days after the termination date, which invoice shall specify the amount due to Contractor from Customer pursuant to this Article 32.1 (Termination for Customer's Convenience). By notice in writing received by Contractor no later than fifteen (15) Calendar Days after receipt of Contractor's invoice pursuant to this Article 32.1 (Termination for Customer's Convenience), Customer may dispute the amount of interest specified in said invoice. In the event Customer does not so notify Contractor that it disputes the interest in Contractor's invoice within fifteen (15) Calendar Days after receipt thereof, Customer shall be deemed to have accepted such invoice. Contractor shall be entitled to payment by Customer of undisputed amounts in such invoice within fifteen (15) Calendar Days after Customer's receipt of the invoice, and with respect to disputed interest amounts, ten (10) Calendar Days after the resolution of such dispute. Payment of such amount by any Financing Entity on behalf of Customer shall relieve Customer from its obligation to make such payment.

         (f) Payment of the amount payable by Customer to Contractor pursuant to paragraph (d) above shall constitute a total discharge of Customer's liabilities to Contractor for termination pursuant to this Article 32.1 (Termination for Customer's Convenience).

         (g) Upon completion of all payments in accordance with this Article
32.1 (Termination for Customer's Convenience), Customer may require Contractor to transfer to Customer in the manner and to the extent directed by Customer, title to and possession of any items comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, and all inventories and associated warranties), and Contractor shall, upon direction of Customer, protect and preserve property at Customer's expense in the possession of Contractor or its Subcontractors in which Customer has an interest and shall facilitate access to and possession by Customer of items comprising all or part of the Work terminated. Alternatively, Customer may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Customer less a deduction for costs of disposition reasonably incurred by Contractor for such efforts. To the extent Contractor's compliance with this paragraph (g) requires governmental approvals and Contractor cannot, with the exercise of commercially reasonable efforts, procure such approvals, Contractor shall be excused from performing its obligations under this paragraph (g).

         (h) If in Contractor's judgment it is feasible for Contractor to utilize any items of terminated Work, it shall submit to Customer an offer to acquire such items. If such offer is accepted, Contractor's termination invoice shall be credited with the agreed acquisition price.


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requested with respect to the omitted portions.

         32.2 TERMINATION FOR CONTRACTOR'S DEFAULT.

         (a) Customer may terminate this Contract, in whole or in part, upon service of written notice of default to Contractor at any time after the occurrence of any of the following:

                  (1)      Subject to any schedule adjustments pursuant to
                           Article 11 (Excusable Delay), Contractor fails to meet the following program Milestone events:

                           (i)      Conduct Spacecraft Preliminary Design Review
                                    (PDR) by [***];

                           (ii)     Conduct Spacecraft Critical Design Review
                                    (CDR) by [***];

                           (iii) Mate Bus and Payload Module for the first Satellite by [***];

                           (iv) first Spacecraft Available for Shipment to Launch site by [***];

                           (v) Mate Bus and Payload Module for the second Satellite by [***];

                           (vi) second Spacecraft Available for Shipment to Launch site by [***];

                           (vii) Mate Bus and Payload Module for the Ground Spare Satellite by [***]; or

                           (viii) Ground Spare Satellite Available for Shipment to Launch Site by [***].

                  (2) A Satellite has not been Delivered on or before the applicable Delivery Date (as may be extended in accordance with this Contract) and all applicable liquidated damages for late delivery that may accrue to Customer's benefit for the late delivery of said Satellite have been exhausted in accordance with
                           Article 10 (Liquidated Damages for Late Delivery);

                  (3) If, with respect to the first Satellite, at [***], the Launch Agency has failed to establish the Launch Slot to begin no later than [***], or if, with respect to the second Satellite, at ARP plus ten (10) months, the Launch Agency has failed to establish the Launch Slot to begin no later than [***];

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requested with respect to the omitted portions.

                  (4) Contractor commences a voluntary proceeding concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors, or similar law ("Insolvency Law"); or any involuntary proceeding commences against Contractor under an Insolvency Law and the petition has not been dismissed within ninety (90) Calendar Days after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Contractor and such custodian or receiver has not been dismissed or discharged within sixty
                           (60) Calendar Days; or Contractor has taken action toward the winding-up, dissolution, or liquidation of Contractor or its business; or Contractor has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Contractor has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Contractor become a debtor in any bankruptcy proceeding, Contractor shall move to assume or reject this Contract within forty-five (45) Calendar Days after the entry of any order for relief; or

                  (5) Contractor has purported to assign or transfer this Contract in violation of the provisions of Article
                           34.1 (Assignment) and Contractor fails to cure such unauthorized purported assignment or transfer within thirty (30) Calendar Days after receiving written notice from Customer of the unauthorized purported assignment or transfer.

         (b) In the event Customer terminates this Contract pursuant to paragraph (a), Customer shall be entitled to, subject to paragraph (d) below, refund of all payments previously made to Contractor in cash under this Contract and payment of any liquidated damages for delay levied pursuant to Article 10 (Liquidated Damages for Late Delivery) and, as damages, direct reasonable re-procurement costs in excess of the Contract Price, such re-procurement costs to be actually incurred and invoiced to Contractor in reasonable detail and not to exceed [***]; provided, however, if Customer terminates this Contract pursuant to paragraph (a)(2) above for late delivery and such late delivery is caused by unexcused delay under Article 10.3 (Termination for Unexcused Delay) on which liquidated damages have been levied, Customer shall not be entitled to such re-procurement costs.

         (c) Upon Contractor's completion of all payments under paragraph (b) above, Contractor shall be entitled to retain title to any and all Work, Work-in-progress, parts or other material, inventories and any associated warranties, and any subcontracted items Contractor has specifically produced, acquired, or entered into in accordance with this Contract. Until Contractor has paid to Customer the payments required under paragraph (b) above, Customer shall have an interest in the Work, subject to Article 5.7 (Security Interest).

         (d) Customer shall submit an invoice to Contractor for the amounts payable under paragraph (b) no later than one (1) year after the termination date. The amounts payable by Contractor under paragraph (b) above shall be verified at Contractor's request and expense by an internationally recognized firm of accountants appointed by Contractor for that purpose subject


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to approval of Customer. Contractor's right to verification shall be without prejudice to the rights of either Party under Article 27 (Dispute Resolution). The report issued by the accountants may be used by either Party during any arbitration proceedings, but the report shall not be binding on the arbitral tribunal. By notice in writing received by Customer no later than sixty (60) Calendar Days after receipt of Customer's invoice pursuant to paragraph (b), Contractor may dispute the amount of said invoice. In the event Contractor does not so notify Customer that it disputes Customer's invoice, Contractor shall be deemed to have accepted said invoice. Customer shall be entitled to payment of such amount within fifteen (15) Calendar Days after Contractor's receipt of such invoice or, in the event of dispute, ten (10) Calendar Days after the resolution of such dispute.

         (e) Notwithstanding any other provision of this Article 32 (Termination), a termination for Contractor's default shall not relieve the Parties of their obligations with respect to any Launched Satellite and there will be no right of termination for default with respect to a Launched Satellite.

         (f) In the event Customer terminates this Contract as provided in paragraph (a), Contractor, if requested in writing by Customer, shall assign to Customer or its designee, such Subcontracts as requested by Customer, to the extent permitted by such Subcontracts.

         (g) If, after termination of this Contract under the provisions of paragraph (a), it is determined by arbitration, pursuant to Article 27 (Dispute Resolution), or admitted in writing by Customer, that Contractor was not in default under the provisions of paragraph (a), or that any delay giving rise to the default was excusable under the provisions of Article 11 (Excusable Delay), such termination shall be considered a Termination for Convenience by Customer and the provisions of Article 32.1 (Termination for Customer's Convenience) shall apply.

         (h) Contractor's compliance with this Article 32.2 (Termination for Contractor's Default) shall constitute Customer's sole and exclusive remedy in the event of a termination for Contractor's default.

         32.3 TERMINATION FOR CUSTOMER'S DEFAULT.

         (a) Contractor may stop work or terminate this Contract in whole or in part upon service of written notice of default to Customer at any time after the occurrence of any of the following:

                  (1) Subject to paragraph (2), if Contractor gives written notice to Customer of default in the payment of any amount, including Milestone Payments, Major Calendar Payments, and other Calendar Payments, when such amount shall have become due and payable; or

                  (2) Customer fails to cause Contractor to be paid any Milestone Payment amounts determined to be due and payable under Article 5.3 (Disputed Amounts) within the time period set forth in Article 5.3 (Disputed Amounts); or

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                  (3)      Customer commences a voluntary proceeding concerning
                           itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar law ("Insolvency Law"); or any involuntary proceeding commences against Customer under an Insolvency Law and the petition has not been dismissed within ninety (90) Calendar Days after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Customer and such custodian or receiver has not been dismissed or discharged within sixty (60) Calendar Days; or Customer has taken action toward the winding-up, dissolution, or liquidation of Customer or its business; or Customer has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Customer has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Customer become a debtor in any bankruptcy proceeding, Customer shall move to assume or reject this Contract within forty-five (45) Calendar Days after the entry of any order for relief; or

                  (4) Customer has purported to assign or transfer this Contract in violation of the provisions of Article
                           34.1 (Assignment) and Customer fails to cure such unauthorized assignment or transfer within thirty
                           (30) Calendar Days after receiving written notice from Contractor of such unauthorized purported assignment or transfer by Customer; or

                  (5) Customer fails to raise [***] in financing in addition to the [***] required by Article 7(d) for a total minimum of the [***] in financing within one hundred eighty (180) Calendar Days after ARP.

         (b) Upon the occurrence of an event of default under paragraph (a) above, and following the expiration of any applicable cure period, Contractor shall have the following rights (in addition to termination):

                  (1) Contractor may stop Work immediately under this Contract and all obligations of Contractor shall terminate hereunder;

                  (2) Contractor may, at its sole option, terminate its obligations to cause a Launch Vehicle to be provided for the benefit of Customer, without terminating the whole Contract; provided, however, if Contractor terminates this Contract in part, Contractor may terminate only the Launch Vehicle obligations applicable to the portion of this Contract being so terminated (by way of example, if Contractor terminates this Contract in part with respect to the first Satellite to be delivered, only the Launch Vehicle obligations related to the Launch of the first Satellite may be terminated);


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                  (3)      Contractor shall be entitled to retain possession and
                           title to the Work, and all items thereof, and all payments received prior to such termination, unless and until all payments due under the Contract as a result of any termination by Contractor have been received by Contractor in immediately available funds;

                  (4) Contractor may sell the Work, or items thereof to a person other than Customer, provided the proceeds of such sale of such Work are applied to off-set any termination liability amounts due to Contractor by Customer;

                  (5) Contractor may withhold delivery of any of the items to be supplied hereunder until Contractor has received full payment under this Article 32.3 (Termination for Customer's Default);

                  (6) Contractor shall place no further orders or subcontracts for materials, services, or facilities to the extent they relate to the performance of the Work;

                  (7) Contractor shall terminate orders and Subcontracts to the extent they relate to the performance of the Work;

                  (8) Contractor shall settle all outstanding liabilities and all claims arising out of such termination of orders and Subcontracts for materials, services, or facilities;

                  (9) Contractor shall take such action as may be reasonably necessary for the protection and preservation of the property related to this Contract that is in the possession of Contractor or any Subcontractor and in which Customer has or may acquire an interest; and

                  (10) Should Customer become a debtor in any bankruptcy proceeding, Customer shall move to assume or reject this Contract within forty-five (45) Calendar Days after the entry of any order for relief.

         (c) Nothing in this Article 32.3 (Termination for Customer's Default) shall limit any rights (and associated remedies to enforce these rights) that Contractor may have in the Work by virtue of its security interest (pursuant to Article 5.7 (Security Interest)) in the Work and the Ground Spare Satellite, if elected to be purchased pursuant to Article 30 (Options).

         (d) In the event Contractor terminates this Contract, in whole or in part, as provided above, Contractor shall be entitled to payment of the amounts specified in Article 32.1 (Termination for Customer's Convenience).

         (e) Contractor shall submit an invoice to Customer in accordance with paragraph (d) above within sixty (60) Calendar Days after the termination date, which invoice shall specify the amount due to Contractor from Customer pursuant to this Article 32.3 (Termination for Customer's Default). By notice in writing received by Contractor no later than fifteen (15) Calendar Days after receipt of Contractor's invoice pursuant to this Article 32.3 (Termination for


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Customer's Default), Customer may dispute the amount of any interest specified in said invoice. In the event Customer does not so notify Contractor that it disputes the interest in Contractor's invoice within fifteen (15) Calendar Days after receipt thereof, Customer shall be deemed to have accepted such invoice. Contractor shall be entitled to payment by Customer of undisputed amounts in such invoice within fifteen (15) Calendar Days after receipt of the invoice, and with respect to disputed interest amounts, ten (10) Calendar Days after resolution of such dispute. Payment of such amount by any Financing Entity on behalf of Customer shall relieve Customer from its obligation to make such payment.

         (f) Payment of the amount payable by Customer pursuant to paragraph (c) above shall constitute a total discharge of Customer's liabilities to Contractor for termination pursuant to this Article 32.3 (Termination for Customer's Default).

         (g) Upon completion of all payments to Contractor in accordance with this Article 32.3 (Termination for Customer's Default), Customer may require Contractor to transfer to Customer in the manner and to the extent directed by Customer, title to and possession of any items comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, all inventories, and associated warranties), and Contractor shall, upon direction of Customer, protect and preserve property at Customer's expense in the possession of Contractor or its Subcontractors in which Customer has an interest and shall facilitate access to and possession by Customer of items comprising all or part of the Work terminated. Alternatively, Customer may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Customer less a deduction for costs of disposition reasonably incurred by Contractor for such efforts on terms agreed to by the Parties at that time.

         (h) Except as specified in this Contract, Contractor shall not have the right to terminate or suspend this Contract.

         32.4 TERMINATION FOR EXCUSABLE DELAY.

         (a) Customer may, upon written notice to Contractor, immediately terminate this Contract, in whole or in part, if and when it becomes reasonably certain that the aggregate of Excusable Delays (except those Excusable Delays caused directly by Customer's failure to perform its responsibilities under this Contract) will exceed four hundred eighty-five (485) Calendar Days.

         (b) In the event of termination under this Article 32.4 (Termination for Excusable Delay), Customer shall be entitled to, subject to paragraph (c) below, refund of all payments previously made to Contractor in cash or cash equivalent under this Contract and payment of any liquidated damages, if any, for delay levied pursuant to Article 10 (Liquidated Damages for Late Delivery), less [***] of all such payments (excluding liquidated damages) (the "Refund Reduction Amount"), which Refund Reduction Amount shall not exceed a total of [***].

         (c) Upon completion of all payments to Customer in accordance with this
Article 32.4 (Termination for Excusable Delay), Contractor shall be entitled to retain title to any and all Work, Work-in-progress, parts or other material, inventories, and any associated warranties, and


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any subcontracted items Contractor has specifically produced, acquired, or entered into in accordance with this Contract.

         (d) Customer shall submit an invoice to Contractor for the amounts payable under this Article 32.4 (Termination for Excusable Delay) no later than one (1) year after the termination date. By notice in writing received by Customer no later than fifteen (15) Calendar Days after receipt of Customer's invoice pursuant to this Article 32.4 (Termination for Excusable Delay), Contractor may dispute the amount of said invoice. In the event Contractor does not so notify Customer that it disputes Customer's invoice, Contractor shall be deemed to have accepted said invoice. Customer shall be entitled to payment of such amount within fifteen (15) Calendar Days after Contractor's receipt of such invoice or, in the event of dispute, ten (10) Calendar Days after the resolution of such dispute.

         (e) In the event it is determined by arbitration pursuant to Article 27 (Dispute Resolution) or by written agreement of the Parties that Customer wrongfully terminated this Contract under this Article 32.4 (Termination for Excusable Delay), such termination shall be considered a Termination for Convenience by Customer and the provisions of Article 32.1 (Termination for Customer's Convenience) shall apply.

         32.5 TIME OF THE ESSENCE.

         Time is of the essence in this Contract, including with respect to the resolution of any disputes between the Parties under this Article 32 (Termination).

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33. INTER-PARTY WAIVER OF LIABILITY

         (a) Prior to commencement of Launch Services, each Party will provide the other Party with evidence reasonably satisfactory to the other Party that it has complied with the inter-party waiver of liability and related insurance and indemnification provisions of any Launch Agreement, including any requirement to obtain substantially similar waivers and/or indemnifications from other parties such as entities conducting operations at the launch site, customers, contractors, subcontractors at any tier, or the United States Government.

         (b) Notwithstanding any other term or provision contained in this Contract, this Article 33 (Inter-Party Waiver of Liability) shall survive the completion or termination of this Contract in any manner whatsoever.

         (c) The Parties will take such further actions as may be required to implement the provisions of this Article 33 (Inter-Party Waiver of Liability), including the execution of such agreements, waivers, and indemnifications as are customarily used with respect to operations at the launch site and are consistent with the provisions of this Article 33 (Inter-Party Waiver of Liability).

         (d) For any Launch subject to the jurisdiction of the United States, the Launch Agency shall procure and maintain such insurance as required by the United States Department of Transportation for loss or damage to United States Government property or for death, bodily injury or property damage or loss to third parties in connection with the licensed Launch activities provided under this Contract. For Launches not subject to the jurisdiction of the United States, the Launch Agency shall procure and maintain such insurance as required by the government having jurisdiction over such Launch.

         (e) The Launch Agency has executed agreements with various United States Government agencies for the use of Government-owned property and facilities relating to the production of launch vehicles and launch operations. Customer agrees that it will comply with the United States Government's Laws as they relate to Customer-furnished property and personnel, and those agreements relating directly to the United States expendable launch vehicle program. Contractor shall request the Launch Agency to furnish copies of such agreements to Customer upon Customer's request.

         (f) Contractor shall require the Launch Agency to indemnify, defend and hold harmless Contractor and Customer from third-party claims for bodily injury, including death, property damage and losses, arising from or relating to any Launch Services provided by the Launch Agency.

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34. GENERAL

         34.1 ASSIGNMENT.

         (a) Contractor shall not, without the prior written approval of Customer and except on such terms and conditions as are determined in writing by Customer, assign, mortgage, charge, or encumber this Contract or any part thereof, any of its rights, duties, or obligations hereunder, or the Work to any person or entity (except to its parent company or a wholly-owned direct or indirect subsidiary company of Contractor, or any person or entity acquiring all or substantially all the assets of Contractor (through merger, stock or asset acquisition, recapitalization, or reorganization) where such merger, acquisition, recapitalization, or reorganization does not adversely affect Customer's rights under this Contract); provided, however, Customer shall provide its approval, if in Customer's reasonable judgment, Customer's rights under this Contract are not and would not be adversely affected thereby.

         (b) Customer shall not, without the prior written approval of Contractor, assign, mortgage, charge, or encumber this Contract or any part thereof, or merge with or into or sell all or substantially all its assets to any other entity (except to its parent company or a wholly-owned direct or indirect subsidiary company of Customer, or any person or entity acquiring all or substantially all the assets of Customer (through merger, stock or asset acquisition, recapitalization, or reorganization) where such merger, acquisition, recapitalization, or reorganization does not adversely affect Contractor's rights under this Contract); provided, however, Contractor shall provide its approval, if in Contractor's reasonable judgment, Contractor's rights under this Contract are not and would not be adversely affected thereby.

         (c) The assigning Party shall reimburse the other Party for all reasonable expenses incurred by the other Party (and invoiced in reasonable detail) in obtaining advice from its external financial and legal advisors relating to the assigning Party's proposed assignment or transfer.

         (d) This Contract shall be binding on the Parties and their successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

         34.2 ENTIRE AGREEMENT.

         This Contract contains the entire agreement between the Parties regarding the Work hereunder and supersedes all communications, negotiations, and other agreements either written or oral, relating to the Work and made prior to EDC, unless the same are expressly incorporated by reference into this Contract. Further, this Third Amended and Restated Satellite Purchase Contract supercedes the Original Satellite Purchase Contract, as amended, and the First Amended and Restated Satellite Purchase Contract and the Second Amended and Restated Satellite Purchase Contract, and this Third Amended and Restated Satellite Purchase Contract constitutes the sole agreement between the Parties as to the Work to be performed hereunder.


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requested with respect to the omitted portions.

         34.3 AMENDMENTS.

         This Contract, including any and all its Schedules, Attachments, Annexes, Exhibits and Appendices thereto, may not be modified except by written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument and a senior vice president of Customer, or another person designated in writing by any such Customer senior vice president to sign such an instrument.

         34.4 WAIVER OF BREACH OF CONTRACT.

         A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article
34.4 (Waiver of Breach of Contract).

         34.5 SEVERABILITY.

         In the event any one or more of the provisions of this Contract shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

         34.6 APPLICABLE LAW.

Except as provided in Article 27 (Dispute Resolution), this Contract and performance under it shall be governed by, construed and enforced in accordance with the Laws in force in the State of New York, without regard to conflict of laws provisions thereof.

         34.7 NOTICES.

         (a) All notices, requests, demands, and determinations under this Contract, including any required under Article 34.1 (Assignment), (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) two (2) Business Days after being given to an express courier with a reliable system for tracking delivery, and
(iii) when sent by facsimile (confirmed by the specific individual to whom the facsimile is transmitted) with a copy sent by another means specified in this
Article 34.7 (Notices), and addressed as follows:

         Customer:  XM Satellite Radio Inc.
                    1500 Eckington Place, NE
                    Washington, DC   20002

                    Attn: [***]
                    Facsimile [***]
                    Phone [***]

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         Contractor:    Boeing Satellite Systems  International, Inc.
                        Courier: 901 North Selby Street
                        El Segundo, CA 90245
                        Mail: P.O. Box 92919
                        Los Angeles, CA 90009
                        Tel. No.: [***]
                        Fax No.: [***]

                        Attention: [***]
                        Director, Commercial/International Business
                        Bldg W-S41, M/S A374

         (b) A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will be effective.

         34.8 PARTIES NOT AGENTS.

         (a) Contractor, in performing the Work hereunder, is acting as an independent contractor, and Contractor has the sole right and obligation to supervise, manage, contract, direct, procure, perform, or cause to be performed, all Work to be performed by Contractor under this Contract.

         (b) None of the provisions of this Contract or of any of its Exhibits, shall be construed to mean that either Party is appointed or is in any way authorized to act as an agent of the other Party.

         34.9 RELEASE OF INFORMATION.

         (a) From and after the Effective Date of Contract, other than disclosures required by Law or requirements of NASDAQ, the NYSE or any other national securities exchange, any publicity, news releases, articles, brochures, advertisements, prepared speeches, and other information releases regarding the specific financial details of this Contract or proprietary information of the other Party regarding the Work performed or to be performed hereunder shall be mutually agreed upon in writing by Contractor and Customer within a reasonable time prior to the release of such information. This obligation shall not apply to Customer's statement or publication of Exhibit B (Statement of Work) or Exhibit A (Spacecraft Performance Specifications) or parts thereof. This obligation also shall not apply to information that is publicly available from any Governmental agency or that is or otherwise becomes publicly available without breach of this Contract. This Article 34.9 (Release of Information) also shall not apply to internal publications or releases not intended for the public at large.

         (b) Prior to any disclosure required by Law or requirements of NASDAQ, the NYSE, or any other national securities exchange, the Party required to disclose shall inform the other Party and shall consult with such Party regarding its views as to which portions of such information it should seek to have treated as confidential. In addition, prior to filing this Contract with any Governmental or quasi-Governmental agency, Customer shall advise Contractor of such filing and, as requested by Contractor, redact such terms that Contractor

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reasonably determines to be confidential and that could put Contractor at a competitive disadvantage if publicly disclosed, subject to the requirements and/or approval of the Government and/or quasi-Governmental agency.

         34.10 CALCULATION OF INTEREST.

         Except as otherwise specified in this Contract, any interest due to Contractor under this Contract shall be calculated at the annual rate equal to the three (3) month London Interbank Offer Rate (LIBOR) for U.S. Dollars [***]. Except as otherwise specified in this Contract, any interest due to Customer under this Contract shall be calculated at the annual rate equal to the three
(3) month LIBOR for U.S. Dollars [***].

         34.11 SURVIVAL.

         The following Articles, and the provisions contained therein, shall be deemed to survive the termination (for any reason) or expiration of this Contract, and, accordingly, such Articles shall remain applicable and enforceable in accordance with their terms:

         (a) Article 1 (Definitions);

         (b) Article 9 (Title and Risk of Loss);

         (c) Article 10 (Liquidated Damages for Late Delivery);

         (d) Article 11 (Excusable Delay);

         (e) Article 12 (In-Orbit Performance Incentive Payments);

         (f) Article 18.3 (Warranties for Deliverable Items);

         (g) Article 20 (Intellectual Property Rights);

         (h) Article 21 (Intellectual Property Infringement Indemnification);

         (i) Article 22 (Confidential Information);

         (j) Article 23 (Non-Competition Obligation), provided that this Contract is not terminated for Customer's convenience, pursuant to Article 32.1 (Termination for Customer's Convenience) or terminated for Customer's default, pursuant to Article 32.3 (Termination for Customer's Default);

         (k) Article 24 (Indemnification);

         (l) Article 26 (Limitation of Liability);

         (m) Article 27 (Dispute Resolution);

         (n) Article 32 (Termination);

         (o) Article 33 (Inter-Party Waiver of Liability);

         (p) Article 34.6 (Applicable Law);

         (q) Article 34.10 (Calculation of Interest); and

         (r) Article 34.15 (Covenant of Good Faith).

         34.12 NO THIRD-PARTY BENEFICIARIES.

         This Contract is entered into solely between, and may be enforced only by, Customer and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers and customers of a Party, or to create any obligations of a Party to any such third parties.

         34.13 CONSENTS AND APPROVALS.

         Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Contract, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Contract shall not relieve the other Party from responsibility for complying with the requirements of this Contract, nor shall it be construed as a waiver of any rights under this Contract, except as and to the extent otherwise expressly provided in such approval or consent.

         34.14 LENDER REQUIREMENTS.

         (a) The Parties recognize this Contract may be financed through external sources. Contractor shall provide to any Financing Entity any program information or certification that such Financing Entity reasonably requires (subject to confidentiality agreements governing such program information).

         (b) Contractor agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financing to the extent such financing or document does not adversely affect Contractor's interests under this Contract.

         (c) Contractor agrees to execute such documents as may be reasonably required by any Financing Entity, including a contingent assignment of this Contract to such Financing Entity, under terms reasonably acceptable to Contractor and to agree to such modifications to this Contract as such Financing Entity may reasonably require, provided Contractor's interests under this Contract are not adversely affected.

         34.15 COVENANT OF GOOD FAITH.

         Each Party agrees that, in respective dealings with the other Party under or in connection with this Contract, it shall act in good faith.

         34.16 COUNTERPARTS.

         This Contract may be executed in two (2) or more counterparts, which taken together constitute one single contract between the Parties.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         35. OTHER BUSINESS

         (a) [***].

         (b) [***].

         IN WITNESS WHEREOF, this Contract has been executed on behalf of Customer by persons authorized to act on Customer's behalf, and has also been executed on behalf of Contractor by persons authorized to act on Contractor's behalf.


BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.                   XM SATELLITE RADIO INC.


By: _______________________________                            By: ___________________________________
              (Signature)                                                    (Signature)

Name:  ____________________________                            Name:  ________________________________

Title:  ___________________________                            Title:   ______________________________
                                                               .
Date  May 15, 2001                                             Date:   May 15, 2001

                                  ATTACHMENT A

                           FORM OF REQUEST FOR PAYMENT


                                     [Date]

XM Satellite Radio Inc.
1500 Eckington Place, NE
Washington, DC 20002

ATTENTION:  Treasurer

         RE: Terms and Conditions of the Third Amended and Restated Satellite Purchase Contract for In-Orbit Delivery, dated as of May 15, 2001 (as amended, supplemented or modified from time to time, the "XM Satellite Purchase Contract"), between XM SATELLITE RADIO INC. ("CUSTOMER") and BOEING SATELLITE SYSTEMS INTERNATIONAL, INC. ("CONTRACTOR")


Ladies and Gentlemen:

This Request for Payment is delivered to XM pursuant to Article 5 (Payment) of the XM Satellite Purchase Contract and constitutes Contractor's request for payment in the amount of $_________ for Milestone Payment No. ________.
Very truly yours,

BOEING SATELLITE SYSTEMS  INTERNATIONAL, INC.
By:      _________________________________
Title:   _________________________________

                             ANNEX I TO ATTACHMENT A

                         FORM OF CONTRACTOR CERTIFICATE

REFERENCE: MILESTONE PAYMENT NO. _____


                                                                       [Date]

XM Satellite Radio Inc.
1500 Eckington Place, NE
Washington, DC 20002


ATTENTION: Treasurer

         RE: Terms and Conditions of the Third Amended and Restated Satellite Purchase Contract for In-orbit Delivery, dated as of May 15, 2001 between XM SATELLITE RADIO INC. ("CUSTOMER") and BOEING SATELLITE SYSTEMS INTERNATIONAL, INC. ("CONTRACTOR") (as amended, supplemented or modified from time to time, the "XM Satellite Purchase Contract")

Ladies and Gentlemen:

This Certificate is delivered to you pursuant to Article 5 (Payment) of the Terms and Conditions of the XM Satellite Purchase Contract. Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the Terms and Conditions of the XM Satellite Purchase Contract.

We hereby certify, after due inquiry, that, as of the date hereof:

1. The XM Satellite Purchase Contract is in full force and effect and except as set forth in Schedule I hereto, has not been amended, supplemented or otherwise modified, and attached hereto are true, correct and complete copies of all Amendments to the XM Satellite Purchase Contract or any other modification or amendment to the XM Satellite Purchase Contract not heretofore delivered to the Financing Entity.

2. Except as set forth in Schedule I hereto, we are not aware of any event that has occurred or failed to occur which occurrence or non-occurrence, as the case may be, could reasonably be expected to cause the date of Final Acceptance of any Deliverable Item under the XM Satellite Purchase Contract to occur later than the Delivery Date therefor.

                                     A-I-1

3. Except as set forth in Schedule I hereto, no event or condition exists that permits or requires us to cancel, suspend, or terminate our performance under the XM Satellite Purchase Contract or that could excuse us from liability for non-performance thereunder.

4. Except with respect to amounts that are the subject of a dispute (such amounts and such disputes being described in reasonable detail in
         Schedule II hereto), all amounts due and owing to us have been paid in full through the date of the immediately preceding Contractor Certificate and are not overdue. To the extent payment to us has been or will be made as specified in this and the immediately preceding Contractor Certificates, there are and will be no mechanics' or materialsmen's liens except Permitted Liens (as may be defined in the Financing Agreements) on the Project (as may be defined in the Financing Agreements), the Collateral (as may be defined in the Financing Agreements) or on any other property in respect of the Work which has or will be performed under the Satellite Purchase Contract.

5.       a.       The amount contained in the Request for Payment delivered to you concurrently herewith in accordance with the terms of
                  Article 5 (Payment) of the Terms and Conditions of the XM
                  Satellite Purchase Contract represents monies owed to us in respect of Milestone Payment No. _____.
         b.       The amount referred to in paragraph (a) above was computed in accordance with the terms of the XM Satellite Purchase
                  Contract.
         c.       The Milestone to which Milestone Payment No. ____ relates has been completed in accordance with the XM Satellite Purchase
                  Contract.

Very truly yours,
BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.
By:     _____________________________
Title:  _____________________________


                                     A-I-2

                                  SCHEDULE I to

                             Annex I to Attachment A

LIST OF EXCEPTIONS:


AMENDMENTS TO XM SATELLITE PURCHASE CONTRACT:


EXCEPTIONS AFFECTING FINAL ACCEPTANCE DATE:


EXCEPTIONS AFFECTING CONTRACTOR'S PERFORMANCE:

                                 SCHEDULE II to

                             Annex I to Attachment A

LIST OF DISPUTES:



                                     SII-1

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT B

                 KEY PERSONNEL AS OF EFFECTIVE DATE OF CONTRACT


[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

[***]                                              [***]

                                    SCHEDULES

                                       TO

                           THIRD AMENDED AND RESTATED

                           SATELLITE PURCHASE CONTRACT

                              FOR IN-ORBIT DELIVERY

                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.

                                       AND

                  BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.

                                  SCHEDULE 19.3

         Customer has no interest, direct or indirect, in any other entity.

                                  SCHEDULE 19.4


         There are no actions, suits, proceedings or investigations pending or, to the knowledge of Customer, threatened against Customer. There is, however, a filing in Customer's Federal Communications Commission (FCC or Commission) licensing docket which takes a position adverse to Customer.

         In re American Mobile Radio Corporation, Application for Authority to construct, Launch and Operate Two Satellites in the Satellite Digital Audio Radio Service, File No. 72-SAT-AMEND-97 et seq., Before the Federal Communications Commission.

         Application for Review, filed by Primosphere Limited Partnership (Primosphere) on November 17, 1997. This filing seeks review by the full Commission of the International Bureau's Order and Authorization released October 16, 1997 which: 1) authorized AMRC to launch and operate a satellite system in order to provide satellite digital audio radio service; and 2) denied Primosphere's petition to deny AMRC's application.

         Customer has no current intention to initiate any such action.

                                  SCHEDULE 19.5


         There are no liens on Customer's material property and assets.

                                  SCHEDULE 19.6


1997 UNAUDITED FINANCIAL STATEMENTS

SEE ATTACHED.

                                  SCHEDULE 19.7


CERTAIN ACTIONS

SEE ATTACHED.

                                  SCHEDULE 19.8

         UNDISCLOSED LIABILITIES

         THIRD AMENDED AND RESTATED SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY BETWEEN XM SATELLITE RADIO INC. AND BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.




May 15, 2001

[Logo of XM Satellite Radio Inc. Appears Here]

-------------------------------------------------------------------------------

Exhibit A rev D

-------------------------------------------------------------------------------


Spacecraft Performance Specifications

       Last Saved: January 13, 2001 1:05 PM

Document Number: XM-TBD-00001

                    DOCUMENT RELEASE APPROVALS

-------------------------------------------
Approved by                            Date

Derek de Bastos
Vice President,
XM Satellite Radio Inc.
-------------------------------------------
Approved by                            Date

Peter S. Lauenstein (Hughes Space and
Communications Company)

Program Manager: XM Spacecraft
-------------------------------------------

***** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                 [***** Pages 2-56 of Exhibit A]

[XM SATELLITE RADIO LOGO]

                            XM Satellite Radio Inc.

--------------------------------------------------------------------------------


         EXHIBIT B REV B

--------------------------------------------------------------------------------


Statement of Work

      Last Saved: 15 January 2001

Document Number: XM-TBD-00002

                  DOCUMENT RELEASE APPROVALS

--------------------------------------------------------
                                            Date
Approved by

/s/ Derek de Bastos                          31 JAN 01

Derek de Bastos
Vice President, Space Segment
XM Satellite Radio Inc.
========================================================
Approved by                                 Date

/s/ Peter S. Lauenstein                       14 FEB 01

Peter S. Lauenstein (Hughes Space and
Communications Company)
Program Manager: XM Spacecraft
--------------------------------------------------------

Revision Log

This log identifies those portions of this document that have been revised since the original issue and the date of each revision.


--------------------------------------------------------------------------------------------------------------------
  REV        AUTHORIZING            SUMMARY OF CHANGES TO PREVIOUS VERSION             DATE           APPROVAL
              DOCUMENT
--------------------------------------------------------------------------------------------------------------------
   -                         Contract Version                                        3/13/1998
--------------------------------------------------------------------------------------------------------------------
   A                         Change AMRC to XM Satellite Radio Inc.                   7/14/99

                             Change signature approval block

                             Change Document number
--------------------------------------------------------------------------------------------------------------------
   B                         Change to incorporate completion of ground spare

                             Change to incorporate ground de-scope deleting hardware

                             Change to reflect XM choice to have Telesat's operate of the satellites

                             Change to incorporate approved CCN 020 for Dynamic
                             Spacecraft Simulator (DSS)

                             Change signature block on cover page
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


TABLE OF CONTENTS

REVISION LOG......................................................................................................2


TABLE OF CONTENTS.................................................................................................3


TABLE OF FIGURES.................................................................................................11


TABLE OF TABLES..................................................................................................11


1  PURPOSE AND SCOPE.............................................................................................12


1.1  DOCUMENT ORGANIZATION.......................................................................................12


1.2  DEFINITION OF WORK TO BE PERFORMED..........................................................................12


1.3  APPLICABLE DOCUMENTS........................................................................................13


2  EQUIPMENT, DATA, AND SERVICES.................................................................................14


2.1  DELIVERABLE EQUIPMENT.......................................................................................14


    2.1.1    FLIGHT SPACECRAFT...................................................................................14


    2.1.2    [***]...............................................................................................14


    2.1.3    [***]...............................................................................................14


    2.1.4    SATELLITE CONTROL SOFTWARE [***]....................................................................15


    2.1.5    DELIVERY SCHEDULE...................................................................................15


2.2  TEST AND HANDLING EQUIPMENT.................................................................................15


2.3  SHIPPING AND STORAGE CONTAINERS.............................................................................15


2.4  DATA........................................................................................................16


2.5  SERVICES....................................................................................................16


XM PROPRIETARY                         EXHIBIT B REV B                   3 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    2.5.1    Launch Services.....................................................................................16


         2.5.1.1  Launch Operations Planning And Coordination....................................................16


         2.5.1.2  Launch Support Documentation...................................................................17


         2.5.1.3  Launch Site Operation Plan.....................................................................17


         2.5.1.4  Launch Site Operations.........................................................................17


         2.5.1.5  XM Launch Participation........................................................................18


    2.5.2    [***]...............................................................................................18


    2.5.3    COMPATIBILITY WITH THE [***]........................................................................18


    2.5.4    LEOP MISSION SERVICES...............................................................................18


    2.5.5    TRAINING............................................................................................18


    2.5.6    RESERVED............................................................................................20


    2.5.7    LAUNCH AND IN-ORBIT INSURANCE.......................................................................19


    2.5.8    MISSION SUPPORT SERVICES............................................................................19


2.6  DELIVERABLE DATA AND DOCUMENTATION..........................................................................19


2.7  VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS...........................................................20


3  QUALIFICATION, REVIEWS, AND ANALYSES..........................................................................21


3.1  EQUIPMENT QUALIFICATION.....................................................................................21


3.2  DESIGN REVIEWS..............................................................................................21


    3.2.1    SPACECRAFT PRELIMINARY DESIGN REVIEW (SPDR).........................................................21


    3.2.2    SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)............................................................22


    3.2.3    CONDUCT OF DESIGN REVIEWS...........................................................................23


XM PROPRIETARY                         EXHIBIT B REV B                   4 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         3.2.3.1  Design review board............................................................................23


         3.2.3.2  Design Review Notification.....................................................................24


         3.2.3.3  Data package...................................................................................24


         3.2.3.4  Presentation materials.........................................................................24


         3.2.3.5  Minutes........................................................................................24


         3.2.3.6  Notification of Review Completion..............................................................24


    3.2.4    DESIGN REVIEWS BY SUBCONTRACTORS....................................................................25


3.3  OTHER REVIEWS...............................................................................................25


    3.3.1    UNIT ACCEPTANCE REVIEWS.............................................................................25


    3.3.2    SYSTEM TEST REVIEWS.................................................................................25


    3.3.3    SHIPMENT READINESS REVIEW (SRR).....................................................................26


    3.3.4    FLIGHT READINESS REVIEWS (FRR)/LAUNCH READINESS REVIEW (LRR)........................................26


    3.3.5    IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)..............................................................26


    3.3.6    MRR, TRR, AND TRB PARTICIPATION.....................................................................27


3.4  ANALYSES....................................................................................................27


    3.4.1    GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS................................................27


    3.4.2    [***] ANALYSIS......................................................................................27


    3.4.3    [***] ANALYSIS......................................................................................28


    3.4.4    [***] ANALYSIS......................................................................................28


    3.4.5    [***] ANALYSIS......................................................................................28


    3.4.6    [***] ANALYSIS......................................................................................28

XM PROPRIETARY                         EXHIBIT B REV B                   5 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    3.4.7    [***] ANALYSIS......................................................................................29


    3.4.8    [***] ANALYSIS......................................................................................30


    3.4.9    [***] ANALYSIS......................................................................................30


    3.4.10   [***] PERFORMANCE...................................................................................30


    3.4.11   [***] ANALYSES......................................................................................32


    3.4.12   ATTITUDE DETERMINATION AND CONTROL SUBSYSTEM ANALYSIS...............................................32


    3.4.13   [***] ANALYSES......................................................................................32


    3.4.14   [***] ANALYSIS......................................................................................32


    3.4.15   [***] ANALYSES......................................................................................34


    3.4.16   [***] ANALYSIS......................................................................................34


    3.4.17   [***] ANALYSIS......................................................................................34


4  PROGRAM MANAGEMENT REQUIREMENTS...............................................................................35


4.1  CONTRACTOR  MANAGEMENT ORGANIZATION.........................................................................35


4.2  PROGRAM CONTROL.............................................................................................35


4.3  CONFIGURATION CONTROL.......................................................................................35


4.4  XM MANAGEMENT ORGANIZATION..................................................................................35


4.5  XM/CONTRACTOR RELATIONS.....................................................................................36


4.6  MEETINGS....................................................................................................37


    4.6.1    CONTRACT KICKOFF MEETING............................................................................37


    4.6.2    INTERIM AND QUARTERLY PROGRESS MEETINGS.............................................................38


    4.6.3    SENIOR MANAGEMENT MEETINGS..........................................................................38

XM PROPRIETARY                         EXHIBIT B REV B                   6 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


    4.6.4    REVIEW MEETINGS.....................................................................................39


4.7  PROGRAM SCHEDULE NETWORKS...................................................................................39


4.8  PROGRAM MILESTONE PAYMENT STATUS............................................................................39


    4.8.1    SUBMITTED INVOICES..................................................................................39


    4.8.2    ANTICIPATED INVOICE SUBMITTALS......................................................................40


    4.8.3    MILESTONE PAYMENT STATUS GRAPHS.....................................................................40


    4.8.4    AUDITOR'S CERTIFICATION.............................................................................40


4.9  MANAGEMENT OF CONTRACT CHANGES..............................................................................40


    4.9.1    PRELIMINARY CHANGE ASSESSMENT.......................................................................41


    4.9.2    CONTRACT CHANGE NOTICE (CCN)........................................................................41


    4.9.3    REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE.......................................................42


    4.9.4    WAIVERS AND DEVIATIONS..............................................................................42


    4.9.5    REVIEW AND APPROVAL OF AN RDW.......................................................................43


5  PRODUCT ASSURANCE REQUIREMENTS................................................................................44


6  INFORMATION...................................................................................................45


6.1  ACCESS TO INFORMATION.......................................................................................45


6.2  RELEASE OF Command Radio Frequency and AdDress Code INFORMATION.............................................45


7  TRAINING AND OPERATION SUPPORT SERVICES.......................................................................46


7.1  VERIFICATION OF [***].......................................................................................46


7.2  TRAINING OF XM OPERATIONS PERSONNEL.........................................................................46


7.3  OPERATIONS SUPPORT SERVICES.................................................................................48


XM PROPRIETARY                         EXHIBIT B REV B                   7 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8  DATA AND DOCUMENTATION REQUIREMENTS...........................................................................47


8.1  LANGUAGE....................................................................................................47


8.2  UNITS AND DIMENSIONS........................................................................................47


8.3  NOMENCLATURE, ACRONYMS AND ABBREVIATIONS....................................................................47


8.4  DOCUMENT REFERENCE/IDENTIFICATION SYSTEM....................................................................48


8.5  CDRL ITEM DESCRIPTIONS......................................................................................48


    8.5.1    SPACECRAFT DELIVERY PLAN............................................................................48


    8.5.2    QUARTERLY PROGRAM PROGRESS REPORTS..................................................................48


    8.5.3    DESIGN REVIEW PACKAGE...............................................................................50


         8.5.3.1  Spacecraft preliminary design review data package..............................................50


         8.5.3.2  Critical design review data package............................................................52


    8.5.4    SPACECRAFT VALIDATION PLAN..........................................................................53


    8.5.5    OTHER TEST PLANS....................................................................................53


    8.5.6    SPACECRAFT STORAGE PLAN.............................................................................53


    8.5.7    SPACECRAFT SYSTEMS SUMMARY..........................................................................54


    8.5.8    [***]...............................................................................................54


    8.5.9    SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS...................................................55


    8.5.10   FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION..............................................................55


    8.5.11   [***]...............................................................................................56


         8.5.11.1   [***] contents...............................................................................56


         8.5.11.2   [***] contents...............................................................................57

XM PROPRIETARY                         EXHIBIT B REV B                   8 0F 88

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         8.5.11.3   Submission requirements......................................................................57


    8.5.12   SPACECRAFT OPERATIONS HANDBOOK......................................................................57


         8.5.12.1   [***]........................................................................................58


         8.5.12.2   [***]........................................................................................59


         8.5.12.3   [***]........................................................................................59


         8.5.12.4   [***]........................................................................................59


         8.5.12.5   [***]........................................................................................59


    8.5.13   SPACECRAFT [***]....................................................................................60


         8.5.13.1   [***]........................................................................................60


         8.5.13.2   [***]........................................................................................61


         8.5.13.3   Data Documentation and Delivery..............................................................62


    8.5.14   ANALYSIS............................................................................................62


8.6  DETAILED CDRL...............................................................................................63


    8.6.1    SUBMISSION CRITERIA DEFINITIONS:....................................................................63


         8.6.1.1  Approval.......................................................................................63


         8.6.1.2  Review.........................................................................................63


         8.6.1.3  Information....................................................................................63


APPENDIX 1 TO EXHIBIT B..........................................................................................64


1  DYNAMIC SPACECRAFT SIMULATOR (DSS)............................................................................65


2  DESIGN  REVIEWS...............................................................................................68


3  TEST REQUIREMENTS.............................................................................................69

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

4  DOCUMENTATION.................................................................................................70


5  TRAINING......................................................................................................71


6  WARRANTY......................................................................................................72


APPENDIX 2 TO EXHIBIT B..........................................................................................73


1  COMMUNICATIONS PAYLOAD SIMULATOR INTRODUCTION.................................................................74


2  GENERAL DESCRIPTION...........................................................................................75


3  CONSTRUCTION..................................................................................................76


4  SYSTEM VERIFICATION...........................................................................................77


5  WARRANTY......................................................................................................78


APPENDIX 3 TO EXHIBIT B..........................................................................................79


1  SCOPE 80


2  DELIVERABLE EQUIPMENT, SOFTWARE, AND SERVICES.................................................................81


2.1  Satellite Control Software and Ground Encryptors............................................................81


2.2  ALIGNMENT OF PRIMARY AND BACKUP FACILITIES..................................................................82


2.3  Test Equipment and Tools....................................................................................82


2.4  Reserved....................................................................................................86


2.5  Product Assurance Management................................................................................82


2.6  Test Program................................................................................................82


2.7  Customer furnished equipment and services...................................................................83


3  SCHEDULE......................................................................................................85


4  WARRANTY......................................................................................................86

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
-------------------------------------------------------------------------------------------------------------------

 Table of Figures

              Figure 1: [***]....................................................................................74


-------------------------------------------------------------------------------------------------------------------

Table of Tables

              Table 1: Meetings Conducted or Participated in by Contractor.......................................37


              Table 2 [***]................................................................................Attached


              Table 3: Satellite Control Software..........................................................Attached


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1 PURPOSE AND SCOPE

1.1      DOCUMENT ORGANIZATION

              This Exhibit provides the Statement of Work (SOW) for the XM Spacecraft Contract. Sections 8.5 and 8.6 give the contract data and documentation requirements. Appendices 1, 2, and 3 describe various additional work which will be performed under this Contract.

1.2      DEFINITION OF WORK TO BE PERFORMED

              This Exhibit defines the work to be performed by the Contractor for the XM DARS Spacecraft program. This work includes deliverable equipment, hardware, services and documents. The Contractor shall complete this work in accordance with the Terms and Conditions of the Contract and the requirements specified herein.

              The Contractor shall be fully responsible for all tasks unless other wise stated. These tasks shall include the design, development, fabrication, and testing of two flight spacecraft. These spacecraft shall be designed, fabricated, and tested in accordance with the requirements given in Contract Exhibits A, C, D and E. The Contractor shall provide delivery of two spacecraft in-orbit, including transportation to the launch site, launch vehicle services (when launch vehicles are assigned to the program), launch support, Launch and Early Operations phase (LEOP) maneuvers and deployments, in-orbit test services, training on the operation of the satellites, and mission support services for the life of the satellites.

              The Contractor shall also procure long-lead items for a third spacecraft, and complete the third spacecraft and deliver it to storage as a ground spare, or launch it to replace a failed spacecraft.

              The Contractor shall provide documentation and data delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.6 DETAILED CDRL.

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              The Contractor shall design, manufacture, test, and deliver one
              Dynamic Spacecraft Simulator per Appendix 1 to this Exhibit.

              The Contractor shall design, manufacture, test and deliver one Communication Payload Simulator per Appendix 2 this Exhibit.

              The Contractor shall deliver, install and test of Spacecraft Control Software to the primary and back-up spacecraft control facilities and Ground Encryptors to the Customer's back-up spacecraft control facility per Appendix 3 to this Exhibit.

1.3      APPLICABLE DOCUMENTS

              The following documents shall be applicable to this Statement of
Work:

1.       Contract Instrument:       Terms and Conditions of the Contract.

2.       Exhibit A:        Spacecraft Performance Specifications

3.       Exhibit C:        Product Assurance Plan

4.       Exhibit D:        Test Plan Requirements

5.       Exhibit E:        Radiation Environment

6.       Exhibit F:        Long Lead Items

7.       Exhibit G:        Payment Plan and Termination Liability Amounts

8.       Launch vehicle Users manuals and Launch site safety rules

9.       ITU Regulation and reference documents


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2 EQUIPMENT, DATA, AND SERVICES

              The Contractor shall provide spacecraft equipment, related services, and data and documentation as specified in this section.

2.1      DELIVERABLE EQUIPMENT

2.1.1    FLIGHT SPACECRAFT

              The Contractor shall deliver two (2) flight Spacecraft meeting the performance requirements defined in Exhibit A, Spacecraft Performance Specifications. If ordered, an optional third spacecraft shall be furnished meeting the same performance requirements. The Spacecraft shall be designed, manufactured, and in-plant tested. Two of the Spacecraft, [***] shall be launched, in-orbit tested, and delivered to their respective Designated Orbital Positions, fully operational as defined in the Contract. The third (Spacecraft shall be delivered to storage.

2.1.2    DYNAMIC SPACECRAFT SIMULATOR:

              The Contractor shall deliver to the Customer's Primary Satellite Control Center at XM's satellite operator's, Telesat Canada (hereinafter referred to as "Telesat") facilities in Gloucester, Canada a Dynamic Spacecraft Simulator in accordance with Appendix 1, which shall provide software simulation of the spacecraft operating in geostationary orbit.

2.1.3    PAYLOAD COMMUNICATIONS SIMULATOR

              The Contractor shall deliver to XM headquarters a Communications Payload Simulator in accordance with Appendix 2, which shall provide simulation of the communications channel performance.

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2.1.4    SATELLITE CONTROL SOFTWARE (PRIMARY AND BACKUP) AND GROUND ENCRYPTORS


              The Contractor shall deliver Satellite Control Software to the Customer's Primary Satellite Conrol Center facilitiy at Telesat and Backup Satellite Control Center at XM's Headquarters in accordance with Appendix 3. Each set of equipment shall provide for control of both XM satellites.

2.1.5    DELIVERY SCHEDULE


              The delivery schedule shall be as follows:

-------------------------------------------------------------------------------------------------------------------

                           ITEM                                                      DELIVERY

-------------------------------------------------------------------------------------------------------------------
[***]                                                        In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

[***]                                                        In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

Spare satellite (Option):                                    In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

Dynamic Spacecraft Simulator:                                In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

Communications Payload Simulator:                            In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

Satellite Control Software (Primary and Backup)              In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

Ground Encryptors (Primary)                                  In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------------

2.2      TEST AND HANDLING EQUIPMENT


              The Contractor shall provide for, in a timely manner, the necessary mechanical and electrical ground support equipment required for the assembly, handling and transportation, test, and launch. Test and handling equipment to be provided by the Contractor for the performance of work under the Contract is not deliverable.

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2.3      SHIPPING AND STORAGE CONTAINERS

              The Contractor shall make available, as necessary, shipping containers, which shall protect the spacecraft from damage during transportation. The Contractor shall make available, if necessary, storage containers which shall protect the spacecraft from damage during storage. Such shipping and storage containers shall remain the property of the Contractor.

2.4      DATA

              Documentation and data shall be delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.5 and
              8.6 herein.

2.5      SERVICES

2.5.1    LAUNCH SERVICES

              The Contractor shall acquire the designated launch vehicles and services that are fully compatible for the first two spacecraft ordered thatmeet all of the requirements of the Contract. These launch services shall include launch site operations planning and processing, planning, flight operations up to and including spacecraft separation from the Launch Vehicle and post flight operations. The Contractor shall transport these two (2) Spacecraft to the Designated Launch Site, and the transportation shall include loading, offloading, the use of suitable shipping containers, and transit insurance.

              The Contractor will contract directly with the Designated Launch Agency for Launch Support Services and will coordinate all matters relating to launch operations. XM shall be notified of and have access to all technical discussions and meetings with the Designated Launch Agency.

              The Contractor shall provide the services required for the launch of two spacecraft throughout the program.

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2.5.1.1  LAUNCH OPERATIONS PLANNING AND COORDINATION

              The Contractor shall provide technical support to all Designated Launch Agency coordination meetings as scheduled by the Designated Launch Agency, including all necessary supporting documentation and analyses, and attendance of qualified personnel at all meetings.

              Launch operations include launch site (range) operations, Launch Vehicle integration and flight operations.

2.5.1.2  LAUNCH SUPPORT DOCUMENTATION

              The Contractor shall provide all documentation required by the Designated Launch Agency to support launch site operations, flight operations, and safety certification, in accordance with the schedules specified by the Designated Launch Agency. The Contractor shall provide XM with copies of all technical documentation submitted to the Designated Launch Agency and provide copies of the technical documentation issued by the Designated Launch Agency

2.5.1.3  LAUNCH SITE OPERATION PLAN

              The Contractor shall provide a Launch Site Operations Plan detailing all activities required at the Designated Launch Site, a test procedure summary, and schedule. The launch site operations plan shall also provide a launch team organization/management chart that defines interfaces and responsibilities. This plan may include the facilities requirements summary.

2.5.1.4  LAUNCH SITE OPERATIONS

              The Contractor shall provide at the Designated Launch Site, the necessary personnel, support equipment and supplies, e.g., propellants and spares, to assemble and check out the flight Spacecraft and establish its readiness for launch.

              The Contractor shall also provide transportation for all Contractor personnel and equipment to and from the Designated Launch Site, and accommodation and living expenses for the duration of the launch site operations

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              The Contractor shall provide the level of support required to perform integration operations in accordance with the standard Launch Vehicle activity schedule including multi-shift operations as required.

2.5.1.5  XM LAUNCH PARTICIPATION

              XM engineers may participate in the launch campaign and the Contractor shall make arrangements with the Designated Launch Agency for separate office accommodations and support for at least five (5) XM personnel.

              The Contractor shall arrange with the Designated Launch Agency for VIPs to attend the launch subject to the limitations of the Designated Launch Agency.

2.5.2    [***]

              The Contractor shall contract for the provision of [***] as needed to support the launch. The Contractor shall demonstrate the compatibility of the spacecraft design with this [***].

2.5.3    COMPATIBILITY WITH THE [***]

              The Contractor shall specify, with input from XM, the [***]

2.5.4    LEOP MISSION SERVICES

              The Contractor shall perform the Launch and Early Operations phase
              (LEOP) maneuvers, deployment of each satellite at its operating orbit location, and the in-orbit acceptance test (IOT). [***]

              The Contractor shall provide a qualified team and facilities for the conduct of LEOP services.

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2.5.5    TRAINING


              The Contractor shall verify the [***], provide XM and Telesat with training for operation of the XM satellites in geosynchronous orbit. The Contractor shall be responsible for all the necessary training activities and related operating procedures. Training shall be provided for operations staff including engineers and controllers, and shall cover all systems, documentation, and procedures. Training shall include Operational Qualification of engineers and controllers to perform daily operations and anomaly investigation.

2.5.6    RESERVED

2.5.7    LAUNCH AND IN-ORBIT INSURANCE


              All the necessary launch and in-orbit insurance services shall be procured by XM and shall cover Contractor's operation of the satellites. The scope of the Contractor effort in this regard shall be limited to providing the insurance agency with the support documentation required by the insurer, if any, and support for meetings with the insurers.

2.5.8    MISSION SUPPORT SERVICES

              Beginning with Handover of the last XM spacecraft and continuing for a period of at least 15 years, the Contractor shall provide on-call support to answer questions from XM's satellite operator, Telesat Canada, regarding the performance of any of the XM spacecraft, providing that these questions do not require extensive analysis. The Customer through its satellite operator, Telesat shall provide [***] for the Contractor to respond to these questions. If

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              responding to the Customer's or Telesat's questions would require extensive analysis, the Contractor shall provide an estimate of the extent of effort required, and the Customer shall either agree to pay for this additional analysis or shall withdraw the question.

2.6      DELIVERABLE DATA AND DOCUMENTATION

              XM shall have access as needed to all non-financial data, documentation, and information related to the Contract that is generated under this Contract by the Contractor and Subcontractors consistent with U.S. Government regulations. Certain specific items of information shall be produced and formally submitted to XM or to Telesat by the Contractor as specified in the CDRL and data item descriptions given in Section 8.5 and 8.6 herein.

2.7      VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS

              The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level on other programs, on ground or in orbit, that are relevant to the XM spacecraft, and of associated corrective actions. XM shall keep such information strictly confidential. The identities of other Customer programs do not need to be revealed to XM, either directly or by inference, except with the express permission of the respective Customers.


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3 QUALIFICATION, REVIEWS, AND ANALYSES

3.1      EQUIPMENT QUALIFICATION

              Prior to spacecraft delivery for launch, all flight equipment shall be fully qualified for all space flight environments to which it will be subjected as defined in Exhibits D and E.

3.2      DESIGN REVIEWS

              Preliminary Design Reviews (PDRs) and Critical Design Reviews
              (CDRs) shall be conducted at the spacecraft system level. Each design review shall be comprehensive, critical audit of the design. The design review program shall not only encompass a thorough review of new hardware designs and modified designs, but shall also take into account those existing qualified designs that will result in the achievement of the XM performance and environmental requirements.

              Without relieving the Contractor of its responsibilities for efforts under the Contract, the XM Project Manager will co-chair system level design reviews. The Contractor shall provide the logistics for these reviews, shall make the review presentations, and shall provide required documentation as described within the CDRL.

              The Contractor shall compile and maintain a uniform program listing of all action items. The status of these action items shall be tracked through closure.

3.2.1    SPACECRAFT PRELIMINARY DESIGN REVIEW (SPDR)

              The purpose of the SPDR is to allow XM and the Contractor to confirm the baseline concept, configuration, specifications, and preliminary design of spacecraft system. The design review package shall be submitted in accordance with the CDRL. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

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              The SPDR shall comprise a comprehensive review of the requirements for the spacecraft and their flowdown to the major subsystems, particularly the communications payload. Also to be covered, shall be the identification of new items to be developed or items to be modified in order to meet requirements of the Contract. A comparison of specified and expected performance for the communications payload (repeater and antennas) shall be reviewed. An analysis of [***] shall be presented. A [***] shall be reviewed.

              The Contractor shall review and present the requirements on the spacecraft control equipment (ground segment hardware and software) and shall describe the operations concept.

3.2.2    SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)

              The purpose of the SCDR is to allow XM and the Contractor to confirm the adequacy of the spacecraft system design, system performance, and system test plans. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

              The SCDR shall comprise a comprehensive review of all new designs, and any major modified existing design. The spacecraft performance shall be reviewed to verify compliance with contractual design and performance requirements. Compliance data for existing designs presented at the SPDR shall not need to be presented at this review. Compliance shall include a presentation of predicted and measured performance compared to contractual requirements.
              [***] shall be documented.

              A preliminary version of the Mission Sequence of Events shall be presented at the review.

              Changes since SPDR and recommendations from product line problem review teams (if any) related to XM as well as the status of their implementation on XM spacecraft shall be presented.

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3.2.3    CONDUCT OF DESIGN REVIEWS

3.2.3.1  DESIGN REVIEW BOARD

              A qualified Contractor Program Systems Engineering Manager shall, along with the XM Program Manager, co-chair the Design Review Board. Board members designated by the two co-chairmen shall include representatives of Program Management, Systems Engineering, responsible engineering activities, Manufacturing, Product Assurance, XM representatives, and other technical specialists as required to provide a comprehensive appraisal of the spacecraft design. However, XM may elect not to provide representatives to the Design Review Boards.

              The Board shall make recommendations and ask questions. In addition, XM may submit recommendations and questions.

              When a review is scheduled, copies of the design review package shall be sent to each member of the review team who shall be responsible for:

              Studying the data package carefully prior to the design review meeting.

              Notifying the responsible engineer of major discrepancies or oversights discovered prior to the meeting.

              Attending the meeting fully prepared to discuss the assigned areas of responsibility.

              If required, submitting written recommendations for improving the design.

              All recommendations and questions shall be evaluated by the Contractor, and responses to all recommendations and questions submitted shall be provided. Responsibility for action items shall be assigned and a schedule for completion of such items shall be included in the design review report.

              Recommendations shall be converted into action items jointly by XM and the Contractor.

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3.2.3.2  DESIGN REVIEW NOTIFICATION

              Transmittal of data packages, including a detailed agenda, to XM and to the Design Review Board members shall constitute design review notification. The data packages and agenda shall be received at XM (ASPO and Headquarters), to Telesat for the ground segment, at least 10 full working days in advance of the scheduled review meeting.

3.2.3.3  DATA PACKAGE

              Data packages shall be prepared to support the design review presentations. The packages for the SPDR and the SCDR shall be structured to be stand-alone packages. However, detailed material (e.g., analyses provided as appendices) provided at the SPDR which has not changed at the SCDR need not be resubmitted. Detailed content shall comply with the requirements given the CDRL descriptions for SPDR and SCDR.

3.2.3.4  PRESENTATION MATERIALS

              Presentation materials used in the design reviews shall be distributed to the participants immediately before the start of each review. Presentation materials shall use updated data as applicable, but differences between the presentation and data packages shall be noted.

3.2.3.5  MINUTES

              Minutes shall include a list of attendees, Major Action items and other action items with and closure dates and assignments. Minutes shall be distributed to XM and all attendees within 5 working days after the meeting.

3.2.3.6  NOTIFICATION OF REVIEW COMPLETION

              A written response to design review recommendations and action items approved by the Design Review Chairman and the Program Manager shall constitute design review closeout. Each design review report shall be signed by the Design Review Board Co-Chairpersons and the Contractor Program Manager to signify concurrence

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              with Major Action Items. Action items that affect performance or testing of the hardware shall be closed out prior to the start of protoflight testing.

3.2.4    DESIGN REVIEWS BY SUBCONTRACTORS

              XM shall be invited to attend subcontractor design reviews for subcontracted equipment of a new and/or modified design. These subcontractor design reviews may be scheduled as a session of the system design review meetings at the Contractor's facilities or separately. This requirement shall not be imposed for existing design ("product line") equipment.

3.3      OTHER REVIEWS

              The Contractor shall conduct other reviews as outlined in this section. Notification of an upcoming review and all documentation pertinent to the review shall be submitted to XM at least 10 working days prior to the review, unless provided otherwise in the Contract Terms and Conditions. Cognizant Contractor Engineering and management representatives shall attend review meetings. XM shall have the right to participate in all these reviews.

3.3.1    UNIT ACCEPTANCE REVIEWS

              The Contractor shall review the test data of all units prior to their being installed on the spacecraft. These unit reviews shall include failure report closures. Unit test data shall be made available for review by XM. However, such unit test data shall not be deliverable to XM. XM representatives shall have the right to participate in these reviews but may elect not to participate.

3.3.2    SYSTEM TEST REVIEWS

              Detailed test data reviews shall be held during the conduct of the system level test program, with participation by System Test, System Engineering, and XM representatives. The purpose of these reviews shall be to assure test data validity in a near real-time manner. There shall be pre-test and post-test reviews for each of the following test phases: [***]

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              [***]

              The pre-test reviews shall be held prior to each major test phase. These reviews shall verify test readiness.

              The post-test phase reviews shall be held immediately at the completion of each major test These reviews, conducted by Systems Engineering and Systems Test, will include a brief data overview, an anomaly list including cause and corrective action status, and open issues, if appropriate. The test phase review shall serve to assure that the appropriate [***] has been completed and that spacecraft status is understood prior to leaving a test facility or major configuration.

3.3.3    SHIPMENT READINESS REVIEW (SRR)

              This review shall be conducted at the completion of spacecraft ground acceptance testing and shall cover hardware status, test data, deviations, and waivers to performance specifications, and status of all other CDRL items. The review shall also include mission operation readiness and launch campaign planning.

3.3.4    FLIGHT READINESS REVIEWS (FRR)/LAUNCH READINESS REVIEW (LRR)

              The Contractor, upon completion of launch site functional testing shall conduct a satellite flight readiness review at the launch site. The review shall cover the flight readiness of all spacecraft subsystems and launch mission plans, and the launch agency readiness.

              A mission facilities readiness review shall be conducted at the Contractor plant. It shall address the readiness of the satellite mission control equipment, including the [***].

              The Contractor shall support any required Launch Readiness Review in order to demonstrate that the spacecraft meets launch vehicle Contractor requirements for launch.


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3.3.5    IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)

              At the completion of the spacecraft in-orbit testing, a spacecraft acceptance review shall be conducted by the Contractor where hardware status, in-orbit test data, anomalies, and comparison with predicted performance shall be formally presented for transfer of ownership of the spacecraft to XM.

3.3.6    MRR, TRR, AND TRB PARTICIPATION

              XM shall have the right to participate to all the Manufacturing Readiness Review (MRR), Test Readiness Review (TRR), and Test Review Board (TRB) organized for B, C, D, and E category equipment (as defined in Exhibit D) per Exhibit C.

3.4      ANALYSES

              The Contractor shall perform any analyses deemed necessary to demonstrate compliance with Contract requirements or to substantiate the integrity of the spacecraft delivered under this Contract. All analyses shall be consistent with requirements of other applicable Contract exhibits.

              The Contractor may use, where relevant, results of valid and applicable analyses already performed for similar spacecraft or equipment and properly updated for this Contract. The Contractor's existing valid, and applicable computer/mathematical models and analytical/design tools used for similar spacecraft or equipment may also be used to perform the analyses defined herein.

3.4.1    GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS

              The Contractor shall perform all design, analytical test, and other efforts necessary to demonstrate that the spacecraft complies with the requirements of Exhibit A; that physical parameters are properly understood, managed, and accounted for; and that the spacecraft design is technically sound taking into account all earth and space flight environments to which the spacecraft or any of its component elements potentially can be exposed. These efforts shall consider all relevant functional, performance, interface, and environmental requirements, as well as interactions between the analyses and the test verifications of Exhibit D shall be taken into

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              account. The format and submittal of analyses and studies shall be in accordance with the CDRL.

3.4.2    [***] ANALYSIS

              The Contractor shall perform a [***] analysis which shall include a detailed listing of the [***] and included in the Mission Analysis.

3.4.3    [***] ANALYSIS


              A [***] analysis shall be performed and shall consider all critical phases of spacecraft life including, at least, [***]. The analysis shall also address [***].

3.4.4    [***] ANALYSIS


              An analysis shall be performed for the various [***]. This analysis shall include the [***]. The analysis shall address the [***] shall be performed.

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3.4.5    [***] ANALYSIS

              The Contractor shall perform [***] analysis, taking into account [***]. Analyses shall be based on [***].

3.4.6    [***] ANALYSIS

              The Contractor shall analyze the [***] of the spacecraft for all phases of the mission. The analysis shall be based on each required launch vehicle's performance [***], and shall take into account all significant factors.

              The Contractor shall provide details of the [***] shall be provided.

3.4.7    [***] ANALYSIS

              A [***] analysis shall be provided which shall [***]. The [***] analysis shall take into account variables available to the Contractor and shall include the [***].

              The analysis shall also include but not be limited to:

              [***]

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              [***]

              Based on the [***] analyses, the Contractor shall provide the [***].

3.4.8    [***] ANALYSIS

              The Contractor shall demonstrate by analysis that the [***].

3.4.9    [***] ANALYSIS

              An analysis shall be performed which shall demonstrate that the spacecraft design:

              [***]

3.4.10    [***] PERFORMANCE

              The Contractor shall analyze the performance of the [***]

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[***]

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[***]

3.4.11    [***] ANALYSES

              The Contractor shall perform all analyses necessary to verify that [***].

3.4.12    [***] ANALYSIS


              An analysis and simulation of [***] shall be performed. This analysis shall demonstrate that the [***]. The analysis shall identify all [***] analysis shall be performed to show that the [***] during all phases of the mission.

3.4.13    [***] ANALYSES


              A complete and comprehensive [***] analysis shall be performed in which all [***]

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              [***]

              The Contractor shall provide to the launch agency [***] with supporting documentation as needed for [***].

3.4.14    [***] ANALYSIS

              Analyses of the [***], are investigated. All [***] used in these analyses shall be [***] unless otherwise agreed to by XM. [***]

              The following shall be included in the [***] analyses:

              [***]

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              [***]

3.4.15    [***] ASSEMBLIES ANALYSES

              All [***] shall be analyzed. Analyses shall include:

              [***]

3.4.16   [***] ANALYSIS


              The Contractor shall perform an [***] analysis.

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3.4.17   [***] ANALYSIS


              The Contractor shall perform an analysis of [***] modes.


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4 PROGRAMMING MANAGEMENT REQUIREMENTS

4.1      CONTRACTOR MANAGEMENT ORGANIZATION

              The Contractor shall ensure that the personnel and facilities necessary for the performance of the Contract are assigned and made available at the time and places necessary to meet the performance and schedule established by this Contract.

4.2      PROGRAM CONTROL

              The Contractor shall establish and apply a program control system that provides for monitoring of all program activities and clearly identifies all milestones, completion and delivery dates, design reviews, and critical paths. This system shall cover the total period from the Effective Date of Contract (EDC) to the completion of the PFM/FM2 in orbit test activities.

4.3      CONFIGURATION CONTROL

               The configuration control plan shall be provided

4.4      XM MANAGEMENT ORGANIZATION

              The XM Spacecraft Program Office (ASPO), will be the primary technical point of contact between the Contractor and XM for technical management of this Contract. Telesat will be the primary point of contact for operation of the satellites.

              XM shall designate a Spacecraft Program Manager who will be responsible for ensuring that all technical and programmatic requirements of the spacecraft program are satisfied and will have the authority (and may delegate authority) to approve for XM on Design Review Boards on which XM is a member and on technical and related programmatic documentation matters.

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              An XM Contracts Officer will be identified who is responsible for conducting Contract negotiations, Contract administration, and all modifications to the spacecraft program (including waivers, deviations, and Contract Change Notices).

4.5      XM/CONTRACTOR RELATIONS

              At Contract award, the Contractor shall obtain promptly the government approvals required to provide access to XM personnel to non-financial information relating to the Contract. This access shall be consistent with United States Government regulations governing access to technical data. In addition to formal contact and communication between XM and the Contractor, the Contractor's Program Management Office (CPMO) shall arrange for cooperative, open, and unimpeded informal contact and communication between ASPO personnel and their counterparts in the Contractor's organization. Technical facilities, data, and information used by the Contractor for the program shall be open to inspection and evaluation by XM representatives at all reasonable times and subject to the regulations noted above. XM shall have access by use of permanent badges to all involved facilities and all work in process and to technical and status reviews. The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level and of associated corrective actions. All relevant system level test data shall be available for XM to review at any time after the data is taken.

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4.6      MEETINGS

                                  TABLE 1: MEETINGS CONDUCTED OR PARTICIPATED IN BY CONTRACTOR

              ------------------------------------------------------------------------------------------------------
                               MEETING                         DATE OR FREQUENCY                    PLACE
              ------------------------------------------------------------------------------------------------------
                Contract Kickoff Meeting                           [***]                  Contractor's facility
              ------------------------------------------------------------------------------------------------------
                Interim Progress Meeting                           [***]                  Contractor's facility
              ------------------------------------------------------------------------------------------------------
                Quarterly Progress Meeting                         [***]                  Contractor's facility
              ------------------------------------------------------------------------------------------------------
                Senior Management Meetings                         [***]                  Contractor's facility
              ------------------------------------------------------------------------------------------------------
                Progress Meeting with  Major                       [***]                  SubContractor facilities
                SubContractors (for new and
                modified design equipment)
              ------------------------------------------------------------------------------------------------------
                Unit Acceptance Reviews                            [***]                  Contractor's/
                                                                                          subContractors
                                                                                          facilities as appropriate
              ------------------------------------------------------------------------------------------------------
                Design Review Meetings                             [***]                  Contractor's/
                                                                                          subContractors
                                                                                          facilities as appropriate
              ------------------------------------------------------------------------------------------------------
                Shipment Readiness Review                          [***]                  Contractor's facility
              ------------------------------------------------------------------------------------------------------
                Flight Readiness Review                            [***]                  Launch site
              ------------------------------------------------------------------------------------------------------
                Launch and Mission                                 [***]                  As appropriate
                Readiness Review
              ------------------------------------------------------------------------------------------------------
                Meetings with launch                               [***]                  As appropriate
                services agency
              ------------------------------------------------------------------------------------------------------
                Opportunity Meetings                               [***]                  As appropriate
              ------------------------------------------------------------------------------------------------------
                In-orbit Acceptance                                [***]                  Contractor facility
                Test Review
              ------------------------------------------------------------------------------------------------------

4.6.1    CONTRACT KICKOFF MEETING


              Within [***] after the effective Date of Contract, the Contractor shall conduct a contract kickoff meeting. The purpose of this meeting is to confirm the spacecraft technical definition and configuration and program requirements subsequent to contract negotiations. An additional purpose is to discuss and define the details of implementing cooperative working procedures and arrangements between ASPO and the Contractor. The topics shall include the following:

              1.   Formal communication requirements and formats;

              2. Contractor's organizational charts with specific names of all key individuals;

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              3.   Arrangements for ASPO access to facilities, documentation, work in progress, and informal, technical discussions;

              4.   The Contractor team organization

              5. System/subsystem-level budgets reflecting the performance commitments and predictions provided by the Contractor prior to contract award and demonstrating the ability of the proposed design to meet all Exhibit A performance requirements; and

              6.   System and subsystem-level schedules.

4.6.2    INTERIM AND QUARTERLY PROGRESS MEETINGS

              The Contractor shall organize and conduct, under the chairmanship of a Program Management Office (PMO) member, regular technical and program meetings at which XM representatives (and Telesat, as necessary) will participate. The purpose of these meetings shall be to review overall program status, schedules, planning, major technical problem areas, and any contractual/financial issues and any proposed Contract changes, and to discuss and mutually agree upon appropriate courses of action for maintaining the integrity of the program. The Interim progress meetings shall normally be less formal than the Quarterly progress meetings.

4.6.3    SENIOR MANAGEMENT MEETINGS

              Senior Management Meetings shall be conducted at [***] intervals between the Contractor and XM senior management to discuss the Contractor's progress and related matters. The venue of these meetings shall normally be the Contractor's facilities.

              The ASPO Program Manager and the PMO Program Manager may jointly prepare the presentation for this meeting based on the agenda identified by the senior management staffs of both organizations.

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4.6.4    REVIEW MEETINGS

              The Contractor shall conduct reviews as specified in Section 3 of this Exhibit. The Contractor shall be responsible for the reviews.

              The PMO shall be responsible for ensuring the timely completion of Action Items and for tracking and reporting their status. A review shall be considered CONDUCTED when the review chairperson issued the minutes and XM has reviewed the minutes. At the conclusion of the review, a set of Major Action Items will be mutually agreed to. A review shall not be considered COMPLETED until after all Major Action Items taken at the review meeting have been closed and the Notification of Review Completion has been approved by XM. Design Review Action Items may be closed to later phase actions and/or plans (e.g. during test) at the mutual agreement of the Contractor and Customer. Review Minutes, Action Item Responses, and Notification of Review of Completion submittals shall be in accordance with the CDRL.

4.7      PROGRAM SCHEDULE NETWORKS

              The Contractor shall conduct program schedule monitoring and analysis in accordance with the Contractor's standard practices and procedures. The Contractor shall provide XM with program activity networks and schedule charts from those schedule activities to assist in the forecasting of and preparation for critical program events (reviews and quarterly program meetings), as well as for progress evaluation.

4.8      PROGRAM MILESTONE PAYMENT STATUS

              The Contractor shall monitor and present to XM in the Quarterly Progress Reports, tables and graphs of the actual and anticipated invoice submittals of contract payment milestones as described below:

4.8.1    SUBMITTED INVOICES

              1.   Milestone identification number

              2.   Milestone description

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              3.   Value

              4.   Amount approved

              5.   Invoice date

4.8.2    ANTICIPATED INVOICE SUBMITTALS

              The Contractor shall present a table of anticipated milestone invoice submittals for a period of one year from the month of issue of the table. The table shall contain at least the following columns:

              1.   Milestone identification number;

              2.   Milestone description;

              3.   Value;

              4. Anticipated (realistic) invoice date as shown on current program schedule.

4.8.3    MILESTONE PAYMENT STATUS GRAPHS

              The Contractor shall present a graph of cumulative milestone values over the entire program duration, indicating the Milestone Payment Plan amounts, and the cumulative amounts approved to dates.

4.8.4    AUDITOR'S CERTIFICATION

              The Contractor shall have its CFO certify to XM annually that no improper payment has been made to any XM official in connection with this Contract. Social functions and providing key XM officials with a desktop mock-up of the XM spacecraft shall be considered an acceptable courtesy.

4.9      MANAGEMENT OF CONTRACT CHANGES

              The Contractor shall establish and maintain a system for managing the following types of changes to the XM Contract:

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              1.   Change to Technical Requirements

              2.   Change to the Scope of Work (additions or deletions); and

              3.   Change to the Delivery Requirements (schedule).

4.9.1    PRELIMINARY CHANGE ASSESSMENT

              As an answer to an XM draft change request, prior to formal request for change, the Contractor shall provide to XM a preliminary change assessment, which includes the following:

              1.   A brief description of the change;

              2. rough order of magnitude (ROM) of the cost impact of the change;

              3.   estimated schedule impact; and

              4. other special programmatic considerations, including time required for a response. XM will evaluate the preliminary change assessment and advise the Contractor whether to proceed with a detailed proposal.

4.9.2    CONTRACT CHANGE NOTICE (CCN)

              Any contract change raised by the Contractor, either on its own initiative or at XM's request, shall be submitted to XM for approval in a timely manner in accordance with the Contract. A Contract Change Notice form shall be used which shall include the following information:

              1.   A unique reference number;

              2.   Date of submittal;

              3. Identification of organization requesting the change, as well as description and justification for the change;

              4. A detailed description of the envisaged tasks in the form of a brief statement of work;

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              5.   A statement of schedule impact;

              6.   Price breakdown in a mutually acceptable format;

              7.   Suggested contract language revisions as applicable; and

              8.   Proposed implementation date.

4.9.3    REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE

              XM will notify the Contractor of its acceptance or rejection of a CCN in accordance with the Contact Terms and Conditions. Whenever the proposed CCN implementation date is deemed critical, XM shall be so notified, and a specific early response date requested of XM by the Contractor.

              If the Contractor implements a change prior to obtaining XM approval, this shall be at the Contractor's own risk.

4.9.4    WAIVERS AND DEVIATIONS

              If, during the execution of the Contract, the Contractor desires to depart from the requirements in the Contract for a specific item or a limited number of items, a Request for Deviation/Waiver
              (RDW) shall be submitted. Such requests shall comply with the definition of Deviations and Waivers specified herein below.

              An RDW shall contain at least the information defined as follows:

              1.   A unique RDW reference number

              2.   Title or subject of RDW

              3.   Affected equipment item name

              4.   Affected equipment item part number

              5. Affected requirement at all levels under Contractor responsibility

              6.   Description of the waiver or deviation requested

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              7.   Purpose or justification for request

              8.   Date of issue; and

              9.   Schedule impact, if any.

              Waiver and deviation are defined in Exhibit C.

4.9.5    REVIEW AND APPROVAL OF AN RDW

              XM shall make its best efforts to notify the Contractor of its acceptance or rejection of the RDW within ten (10) working days of its receipt. If the reason for its rejection is lack of adequate supporting documentation (or other evidence), the Contractor will be informed within ten (10) days of receipt.


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5    PRODUCT ASSURANCE REQUIREMENTS

              The Contractor shall establish and implement a Product Assurance Program in accordance with the requirements defined in Exhibit C.










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6      INFORMATION

6.1      ACCESS TO INFORMATION

              XM shall have access, consistent with United States Government regulations and individually signed Protection of Proprietary Rights agreements, to any information generated on the program or other technical data needed to resolve technical issues associated with the program. Implementation of such access may be through meetings, technical documents or through other methods by mutual agreement.

6.2      RELEASE OF COMMAND RADIO FREQUENCY AND ADDRESS CODE INFORMATION

              The Contractor shall consider and treat all assigned command radio frequencies and command address codes used for the spacecraft under this Contract and all on-orbit performance date as proprietary to XM. All such proprietary information shall not be released to third parties without XM's prior approval in accordance with the Contract Terms and Conditions.

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7      TRAINING AND OPERATION SUPPORT SERVICES

7.1      VERIFICATION OF [***]

              The Contractor shall support a test, not to exceed [***], to verify [***] and the spacecraft during the Integrated System Test of the first flight spacecraft.

7.2      TRAINING OF XM OPERATIONS PERSONNEL

              The Contractor shall prepare and present a comprehensive training course for XM and Telesat satellite operations staff.

              The first part of the course shall cover [***]. This part shall be conducted at Contractor's facility.

              The second part of the course shall consist of a [***] prior to the launch of the first spacecraft, but may instead be combined in part or in whole with the [***] training described in Appendix 1. Each day of the course shall consist of two three-hour sessions. This part of the course shall be given at the Telesat's facility, and shall utilize subsystem specialists as instructors. Reasonable questions not answered during the course shall be responded to within one week in writing.

              The training material shall be submitted to XM and Telesat as noted in the CDRL list.

              Each training session shall be video taped, and one copy of the videos shall be presented at the conclusion of training.

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7.3      RESERVED

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8      DATA AND DOCUMENTATION REQUIREMENTS

              The specific items of information which shall be produced and formally submitted to XM by the Contractor are specified herein.

8.1      LANGUAGE

              All deliverable documentation shall be written in the English language.

8.2      UNITS AND DIMENSIONS

              Unless otherwise specified, the international system (SI) of units and dimensions shall be used in deliverable program documentation, however, if the Contractor desires, documentation may contain dual units in the format SI (English). SI units shall be used for deliverable spacecraft level and unit top assembly level, documents and drawings except as follows:

              1.   American Standard fasteners may be used;

              2. Launch vehicle interface information will be as defined by the launch vehicle supplier; and

              3. Drawings for existing units or components for which the existing drawings are in English units.

              4.   Existing analyses and documents

8.3      NOMENCLATURE, ACRONYMS AND ABBREVIATIONS

              The nomenclature and terminology used to define all hardware, software, and data items shall be consistent throughout the program. The Contractor shall provide a list of acronyms and abbreviations used in the program documentation, along with their meanings.

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8.4      DOCUMENT REFERENCE/IDENTIFICATION SYSTEM

              All contract deliverable documents submitted to XM shall contain in the headings at least the following:

              1.   Date of issue;

              2.   Subject of document;

              3.   Author or issuing authority;

              4.   Program unique reference identifier and other identifier;
                   and

              5.   Contract Documentation Requirements List (CDRL) item number.

8.5      CDRL ITEM DESCRIPTIONS

              The requirements for those CDRL items, which have specific requirements for their contents, are described below. Documents not described below may be provided in accordance with the Contractor's standard contents and formats.

8.5.1    SPACECRAFT DELIVERY PLAN

              The general Spacecraft Delivery Plan shall be applicable to the selected launch vehicles. This plan shall define the activities necessary to prepare the spacecraft and associated support equipment for shipment, the general logistical details of the shipment itself, the implementation of monitoring equipment to record the environment of the spacecraft and critical support equipment during shipment, and a general definition of any support required to be provided by the applicable launch vehicle Contractors once the spacecraft and associated equipment arrive at the launch site.

8.5.2    QUARTERLY PROGRAM PROGRESS REPORTS

              The Quarterly Program Progress Report is an executive summary of the program status showing accomplishments against progress plan milestones and highlighting significant events and problems in the schedule. This document shall provide the

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              minimum amount of material necessary for tracking the program and shall be provided in a form which highlights critical changes to the elements defined with in this section. A structure which minimizes the repetition of material from quarter-to-quarter shall be used.

              For the key system budgets (noted below) and the [***] achievable with each launch vehicle changes from the previous report shall be highlighted and documented, and an action plan for correcting any predicted specifications non-compliance shall be presented.

              The report shall contain at least the following:

              1. A detailed status of critical performance or schedule issues and of corrective actions undertaken.

              2. General descriptions of progress accomplished during the quarter at unit, subsystem, and spacecraft system level.

              3. A description of progress accomplished during the quarter by each major subContractor; and an updated list of all major subContractors.

              4. Schedule overview, in bar chart form, showing the dates of the subsystem and system reviews and the dates of their delivery and their evolution.

              5. Summary descriptions of any significant changes to the Contract in terms of design, performance, schedule or work distribution requirements. This shall include a status summary of Requests for Waiver/Deviation and Contract Change Notices.

              6. List of milestones reached during the quarter and to date, and of milestones forecast to be completed for the next period.

              7.   [***] Summary containing:

                   [***]

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                   [***]

              8.   [***] Budget containing:

                   [***]

                   [***]

              9. [***] Summary for the duration of the nominal mission for the selected launch vehicle. The estimated [***] shall also be defined in each case.

              10. A review of the Product Assurance program including a summary of the past quarter's significant accomplishments, problems, parts procurement shortages, failures and solutions, program status, subContractor and supplier status, trends, and statistics. Additionally, the plan for the next quarter shall be summarized.

8.5.3    DESIGN REVIEW PACKAGE

              As a minimum, each review package shall include adequate pertinent information, supporting design and performance data and any analytical studies that fully describe the spacecraft various hardware subsystems and systems performance and capability for satisfying the performance requirements. All packages shall contain a [***] to the documentation within the package.

8.5.3.1  SPACECRAFT PRELIMINARY DESIGN REVIEW DATA PACKAGE

              As a minimum, the following topics/items shall be addressed in the Spacecraft Preliminary Design Review (SPDR) data package:

              1. Agenda with date, time and location of the design review meeting;

              2.   Program organization and management description;

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              3.   Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

              4.   Summary of [***];

              5.   [***];

              6. The satellite design analysis including a summary description of spacecraft and subsystems;

              7. Performance predictions and statement of compliance to contractual requirements;

                   a) Satellite final specifications, including applicable documents and the [***]

                   b)   Subsystem preliminary specifications

              8.   Summary of [***];

              9.   [***]

              10.  [***]

              11.  [***]

              12.  [***]

              13.  [***]

              14.  [***]

              15.  [***]; and

              16. A preliminary release of analyses and of the reliability evaluation.

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8.5.3.2  CRITICAL DESIGN REVIEW DATA PACKAGE

              As a minimum, the following data shall be provided in the Critical Design Review data package:

              1. Agenda with date, time, and location of the design review meeting;

              2.   Updates to Program organization and management description;

              3.   Final subsystem specifications

              4. Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

              5.   Summary of [***]

              6.   Changes since PDR

              7.   Summary description of spacecraft and subsystems;

                   [***]

              8. Update of Performance predictions and Statement of Compliance.

              9.   Program Test Plan and supporting documentation;

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              10.  [***]

              11.  [***]

              12.  Systems safety and hazard considerations:

              13.  [***]

              14.  [***]; and

              15. Updated releases of analyses and of the reliability evaluation.

8.5.4    SPACECRAFT VALIDATION PLAN

              The Contractor shall conduct test activities as specified in Exhibit D to verify the compliance of the equipment with Exhibit
              A. This document shall be maintained to be consistent with any changes to Exhibits A and D made during the program.

8.5.5    OTHER TEST PLANS

              The Contractor shall develop the other test plans as listed in Table 2 Contract Data Requirements List. These other test plans include a [***], and a SCC Test Plan. These test plans shall describe the verification and testing activities to be performed on the hardware and software delivered in accordance with Appendix 1, 2, and 3 of this document.

8.5.6    SPACECRAFT STORAGE PLAN

              The Contractor shall develop a Spacecraft Storage Plan which shall describe the equipment and methods used to store the spacecraft, including descriptions of storage containers, facilities, provisions for environmental monitoring and control during storage, tasks to be performed before placing the spacecraft in storage, tasks performed periodically during the storage period, and tasks to be performed when removing a spacecraft from storage.

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              The Spacecraft Storage Plan shall cover all necessary tasks for a period of storage up to [***]. The Spacecraft Storage Plan shall clearly distinguish between tasks performed for short-term storage (less than [***]), and tasks performed for medium term storage. If testing of the spacecraft is required upon removal from storage, the appropriate tests shall be described.

8.5.7    SPACECRAFT SYSTEMS SUMMARY

              The main objective of this document is to provide a top-level understanding of the spacecraft design, performance, and operation to XM staff not routinely associated with the XM Spacecraft Program Office (ASPO), and not receiving the subsystem and system design review packages.

              The spacecraft system summary shall contain general descriptions of the spacecraft equipment and performance, overall configuration drawings, and functional diagrams of major assemblies and subsystems. Current versions of the [***] shall be presented.
              Each revision may be provided as a stand-alone document or a set of change pages, as mutually agreed between the Contractor and Customer.

8.5.8    [***]

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     56 OF 88

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              [***]

8.5.9    SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS


              A Complete set of spacecraft level assembly drawings and electrical circuit diagrams (from top level down to subsystem level) shall be provided [***]. These documents shall be available for reference at CDR and updates shall be made available when released. Unit level drawings and schematics, shall be made available for Customer review subject to U.S. Government regulations.

              During the program, all released drawings for spacecraft produced under this Contract shall be available for XM review as soon as each drawing is released.

8.5.10    FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION

              The Contractor's warranty of satisfactory in-orbit performance assumes that XM shall not modify the flight software. Documentation deliverables for XM specific software/flight firmware shall include the following:

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     57 OF 88

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              [***]

8.5.11   [***]

              The Contractor shall [***]. For each database, the Contractor shall create and maintain documentation providing detailed information on the structure and interpretation of the database.

8.5.11.1 [***] CONTENTS

              The [***] Database shall contain [***], and [***].

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     58 OF 88

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8.5.11.2 [***] CONTENTS

              The [***] databases shall contain [***]

8.5.11.3 SUBMISSION REQUIREMENTS

              The [***] databases shall be controlled by revision number and shall be maintained to accurately reflect the configuration of the spacecraft during testing and until shipment. XM shall be notified whenever the databases are revised.

              The [***] databases shall be released in a preliminary form at least [***]. Subsequently, the databases may be revised as necessary; however, XM shall be notified at each revision and copies shall be delivered electronically. The final revision effective for each spacecraft shall be delivered at the Shipment Readiness Review.

8.5.12    SPACECRAFT OPERATIONS HANDBOOK

              This document shall include the satellite operational procedures recommended by the Contractor for use by XM and/or Telesat in all modes of operation from end of in-orbit acceptance test until satellite end-of-life. This handbook shall be designed for inclusion of supplemental information relating to changes in satellite design and operation and shall include the following information:

XM PROPRIETARY                     EXHIBIT B REV B                     59 OF 88

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              [***]

              This data shall include, but shall not be limited to, the following:

8.5.12.1 [***]

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     60 OF 88

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              [***]

8.5.12.2 [***]

              [***]

8.5.12.3 [***]

              [***]

8.5.12.4 [***]

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     61 OF 88

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8.5.12.5 [***]

              [***]

8.5.13    SPACECRAFT [***]

              A complete set of [***] shall be provided to XM. [***] to be used as a reference by XM and/or spacecraft operations personnel.

              [***]

8.5.13.1 [***]

              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     62 OF 88

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              [***]











XM PROPRIETARY                     EXHIBIT B REV B                     63 OF 88

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8.5.13.2 [***]

              [***]

8.5.13.3 DATA DOCUMENTATION AND DELIVERY

              In general, unit data shall be provided to XM at least [***] before the spacecraft launch date. As a minimum, the following data shall be provided [***] before the launch date:

              [***]

              All other data shall be delivered to XM at least [***] prior to the launch of the spacecraft.

8.5.14   ANALYSIS

              Analyses reports shall include:

              1. Statement of the objectives of the analysis and outline of the methodology.

              2. Definitions of all symbols used in equations and statement of all assumed boundary conditions and values of constraints.

XM PROPRIETARY                     EXHIBIT B REV B                     64 OF 88


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              3.   References, if appropriate, to reduce the amount of
                   explanatory texts, or indication of sources of common equations, algorithms, etc.

              4.   Methodology and/or listing of computer analyses.

              5. Sufficient information to allow XM to verify the adequacy and accuracy of the analyses.

              The reports shall be updated when new information becomes available during the Contract period, and shall adequately describe any differences.

8.6      DETAILED CDRL

              The listing of data items to be submitted and their corresponding submittal requirements are given in Table 2 attached hereto. Submission requirements given in days after or before an event shall be defined at full working days. Submission requirements given in weeks or months shall be defined as calendar weeks or months. All submission dates refer to date of receipt at the specified destination. Electronic submissions shall not be considered acceptable unless they are submitted in a format which the Customer can access using commercial off-the-shelf software.

8.6.1    SUBMISSION CRITERIA DEFINITIONS:

8.6.1.1  APPROVAL

              Approval indicates that XM must provide a written indication that the submission is acceptable before any work which directly depends on the submission is begun. All deficiencies in the submission which are noted by XM must be resolved.

8.6.1.2  REVIEW

              Review indicates that XM has the opportunity to review and comment on the submission, and Customer's reasonable comments will be incorporated by the Contractor. Work may proceed in parallel to the review activity

8.6.1.3  INFORMATION

              Information indicates that the submission is provided to aid the Customer in understanding.

XM PROPRIETARY                     EXHIBIT B REV B                     65 OF 88

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APPENDIX 1 TO EXHIBIT B
[***] REQUIREMENTS

NOTE: REVISED PER APPROVED CCN 021

AND NEW CHANGES TO REFLECT DELIVERY TO TELESAT ARE ITALICIZED

XM PROPRIETARY                     EXHIBIT B REV B                     66 OF 88

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              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     67 OF 88

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              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     68 OF 88

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              [***]

XM PROPRIETARY                     EXHIBIT B REV B                     69 OF 88

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2      DESIGN REVIEWS

              The Contractor shall conduct [***] reviews of the Spacecraft Simulator. All [***] shall be held at the Contractor's facility. A Preliminary Design Review (PDR) a Critical Design Review (CDR), a Pre Shipment Review (PSR) shall be held before shipment of the simulator to Telesat

              The PDR shall cover [***]. The CDR shall cover [***]. The PSR shall cover [***].

XM PROPRIETARY                     EXHIBIT B REV B                     70 OF 88

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3      TEST REQUIREMENTS

              Tests of the [***] shall be performed. [***]. The final acceptance test (FAT) shall consist of [***].

XM PROPRIETARY                     EXHIBIT B REV B                     71 OF 88

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4      DOCUMENTATION

              Simulator documentation shall be delivered in accordance with the CDRL. The following documentation shall be required:

                  1.   PDR and CDR data packages;

                  2.   PDR and CDR reports, including minutes and action items;

                  3.   simulator user's manual;

                  4.   monthly progress reports; and

                  5.   Final Acceptance Test results.

              The following data shall be supplied with the simulator:

                  [***]


XM PROPRIETARY                     EXHIBIT B REV B                     72 OF 88

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5      TRAINING

              The Contractor shall conduct a comprehensive training course to instruct up to ten (10) TELESAT STAFF in the operation of the simulator. The course shall be conducted at the TELESAT'S facility AFTER shipment of the simulator to TELESAT and shall combine classroom instruction with hands-on training. The student material for the training course shall include, but not be limited to, the simulator user's manual, and class handouts.

XM PROPRIETARY                     EXHIBIT B REV B                     73 OF 88

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6 WARRANTY

              The Contractor shall warranty for [***] the DSS except for the work station hardware, operating system software, and peripheral units. The warranty period shall start in accordance with the Terms and Conditions of the Contract.

              As a minimum, the warranty shall cover 1) analysis of simulator anomaly reports issued by XM and sent to the Contractor, 2) software corrections including modifications and tests , 3) updates of documentation and of the configuration item data list, and 4) generation and delivery of applicable new software releases.

              All commercially available elements of the work station including work station hardware, its operating system software/firmware, and peripheral unit hardware and software/firmware shall be covered by their manufactures' standard warranties which shall be extended by the Contractor until the units are accepted by and installed at TELESAT. The Contractor shall provide for the transfer of these manufacturers' warranties to XM.

              XM at its option, may continue those warranty coverages outside of the scope of the Contract.

XM PROPRIETARY                     EXHIBIT B REV B                     74 OF 88

APPENDIX 2 TO EXHIBIT B
COMMUNICATIONS PAYLOAD SIMULATOR

XM PROPRIETARY                     EXHIBIT B REV B                     75 OF 88

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1 COMMUNICATIONS PAYLOAD SIMULATOR INTRODUCTION

              The Contractor shall provide a Communications Payload Simulator which is capable of providing a [***]

XM PROPRIETARY                     EXHIBIT B REV B                     76 OF 88

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2      GENERAL DESCRIPTION

              [***]


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3      CONSTRUCTION

              [***]


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4      SYSTEM VERIFICATION

              [***]


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5      WARRANTY

              The Contractor shall warranty for [***] the Communications Payload Simulator. The warranty period shall start in accordance with the Terms and Conditions of the Contract.

              All commercially available elements (e.g. workstations) of the simulator shall be covered by their manufactures' standard warranties which shall be extended by the Contractor until the units are accepted by and installed at XM. The Contractor shall provide for the transfer of these manufacturers' warranties to XM.

              XM at its option, may continue those warranty coverages outside of the scope of the Contract.


XM PROPRIETARY                     EXHIBIT B REV B                     80 OF 88

APPENDIX 3 TO EXHIBIT B
STATEMENT OF WORK FOR THE PRIMARY AND BACKUP SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS







XM PROPRIETARY                     EXHIBIT B REV B                     81 OF 88

1 SCOPE

              This document defines the work to be performed by the Contractor for the Satellite Control Software for the Customer at the Primary Spacecraft Control Center at Telesat's facilities in Ottawa, Ontario, Canada (hereinafter referred to as "Primary") and the Back-up Spacecraft Control Center at the Customer's facilties in Washington D.C (hereinafter referred to as "Back-up"), and for Ground Encryptors at the Back-up facility. Such work shall include the provision of equipment, software, services and documents and execution of project management tasks. The Contractor shall complete this work in accordance with the terms of the Contract and the requirements specified herein.

              The Contractor shall be responsible for certain activities which are necessary to achieve a successful operation of the Customer's two satellites. These tasks shall include the design, development, procurement, fabrication, testing, documentation, delivery and installation of Satellite Control Software and Ground Encryptors.

              More specifically, Contractor shall perform the following activities, after the successful completion of factory acceptance testing:

               1. Transportation of Ground Encryptors to the Backup satellite control center.

               2. Installation and integration of the supplied Software into the Primary and Back-up facilties.

               3. Coordination with Customer regarding facility requirements and access.

               4.   Preparation of plans, procedures and reports.

               5. Conduct the Site Acceptance Tests (SAT) and test reviews at the Primary and Back-up facilities, as appropriate to the deliverable item.


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2 DELIVERABLE EQUIPMENT, SOFTWARE, AND SERVICES

2.1      SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS

              The Contractor shall furnish the Customer [***]

XM PROPRIETARY                     EXHIBIT B REV B                     83 OF 88

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2.2      ALIGNMENT OF PRIMARY AND BACKUP FACILITIES

              The backup center shall be automatically aligned with the primary center with respect to [***].

2.3      TEST EQUIPMENT AND TOOLS

              The Contractor shall provide test equipment and tools, that are not provided by Customer, necessary to install and complete SAT. Such test equipment and tools shall remain the property of the Contractor.

2.4      RESERVED

2.5      PRODUCT ASSURANCE MANAGEMENT

              The Contractor shall perform product assurance in accordance with the Contractor's internal standards for commercial practices.

2.6      TEST PROGRAM

              The Satellite Control Software and Ground Encryptors shall be tested and the results reviewed in accordance with the program Ground System Test Plan.

              The acceptance tests of the Satellite Control Software and Ground Encryptors shall be conducted as described below:

              [***]

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              [***]

2.7      CUSTOMER FURNISHED EQUIPMENT AND SERVICES

              The Customer shall provide beneficial access to the Customer's Primary and Back-up satellite control centers for the purposes of installation and test of the Contractor-provided Satellite Control Software and Ground Encryptors. The Customer shall provide [***]

XM PROPRIETARY                     EXHIBIT B REV B                     85 OF 88

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              [***]




XM PROPRIETARY                     EXHIBIT B REV B                     86 OF 88

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3    SCHEDULE

              The Satellite Control Software and Ground Encryptors installation, and testing for both Primary and Backup Satellite Control Centers shall be performed in accordance with the Contract Terms and Conditions.



XM PROPRIETARY                     EXHIBIT B REV B                     87 OF 88

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4     WARRANTY

              The warranty with respect to the Ground Encryptors shall begin in accordance with the Terms and Conditions of the Contract and shall run for a period of [***] thereafter. At any time during this period the Contractor shall promptly correct noncompliant performance. Contractor shall also provide software maintenance for the life of the satellite to fix identified bugs. Site acceptance testing will be deemed complete when SATs have been performed, results have been reviewed in the Final Acceptance Review, a disposition plan developed and agreed to by the Purchaser for any remaining non-compliance's. Warranty service costs will be the responsibility of the Contractor.


XM PROPRIETARY                     EXHIBIT B REV B                     88 OF 88

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[Logo of XM Satellite Radio Inc. Appears Here]


-------------------------------------------------------------------------------

Exhibit C Rev A

-------------------------------------------------------------------------------

Product Assurance Plan

-------------------------------------------
Approved by                            Date

John R. Wormington
Vice President,
XM Satellite Radio Inc.
-------------------------------------------
Approved by                            Date

Peter S. Lauenstein (Hughes Space and
Communications Company)

Program Manager: XM Spacecraft
-------------------------------------------

***** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                 [*** Pages 2-81 of Exhibit C]

[Logo of XM Satellite Radio Inc. Appears Here]


-------------------------------------------------------------------------------

Exhibit D Rev C

-------------------------------------------------------------------------------


Test Plan Requirements

       Last Saved: January 15, 2001 2:24 PM

Document Number: XM-TBD-00004

                   DOCUMENT RELEASE APPROVALS

-------------------------------------------
Approved by                            Date

John R. Wormington
Senior Vice President,
XM Satellite Radio Inc.
-------------------------------------------
Approved by                            Date

Peter S. Lauenstein (Hughes Space and
Communications Company)

Program Manager: XM Spacecraft
-------------------------------------------

***** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                 [*** Pages 2-80 of Exhibit D]

[Logo of XM Satellite Radio Inc. Appears Here]


-------------------------------------------------------------------------------

Exhibit E

-------------------------------------------------------------------------------


XM Satellite Radio Spacecraft
Radiation Environment Specifications

       Last Saved: July 14, 1999 4:29 PM

Document Number: XM-TBD-00005

                   DOCUMENT RELEASE APPROVALS

-------------------------------------------
Approved by                            Date

John R. Wormington
Senior Vice President,
XM Satellite Radio Inc.
-------------------------------------------
Approved by                            Date

Peter S. Lauenstein (Hughes Space and
Communications Company)

Program Manager: XM Spacecraft
-------------------------------------------

-------------------------------------------------------------------------------

Revision Log

This log identifies those portions of this document which have been revised since the original issue and the date of each revision.


   Rev          Authorizing              Summary of Changes to Previous Version
                 Document
                                        Contract Version
-------------------------------------------------------------------------------------------
A                                       Change AMRC to XM
                                        New Coversheet (with new signature block and new
                                        logo)


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requested with respect to the omitted portions.


Table of Contents

1                       INTRODUCTION.........................  4
2                       [***]................................  5
2.1                     [***]................................  5
2.2                     [***]................................  6
2.3                     [***]................................  6
2.4                     [***]................................  6
2.5                     [***]................................  7
3                       [***]................................  8

Table of Tables
         Table 1:       [***]................................  5
         Table 5:       [***]................................  6

1 INTRODUCTION

    This Exhibit specifies the minimum radiation environment to be used for the XM spacecraft design.

--------------------------------------------------------------------------------

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                            [*** Pages 5-8]

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[Logo of XM Satellite Radio Inc. Appears Here]


-------------------------------------------------------------------------------

Exhibit F

-------------------------------------------------------------------------------


Long Lead Items and Activities for Ground Spare Spacecraft

--------------------------------------------------------------------------------

***** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[Logo of XM Satellite Radio Inc. Appears Here]


-------------------------------------------------------------------------------

Exhibit G Rev D

-------------------------------------------------------------------------------


PFM and FM1 Payment Plans and
Termination Liability Schedules

-------------------------------------------
Approved by                            Date

Heinz Stubblefield
Senior Vice President and
Chief Financial Officer,
XM Satellite Radio Inc.
-------------------------------------------
Approved by                            Date

Peter S. Lauenstein (Hughes Space and
Communications Company)

Program Manager: XM Spacecraft
-------------------------------------------

***** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.



                     [*** Pages 2-20 of Exhibit G]

                                      EXHIBIT H
                                      XM 1 AND 2
      INITIAL SATELLITE OPERATIONS PHASE AND CRITERIA FOR FINAL HANDOVER
                                   STATEMENT OF WORK

**** Confidential treatment has been requested for the ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***Pages 1-7 of Exhibit H]